FIRST QUARTER REPORT

March 31, 2015

COLUMBIA ACORN FAMILY OF FUNDS

Class A, B, C, I, R, R4, R5, Y and Z Shares
Managed by Columbia Wanger Asset Management, LLC

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn USA®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

COLUMBIA ACORN FAMILY OF FUNDS

OUR NEW LOOK

On March 30, 2015, Columbia Management (an affiliate of Columbia Wanger) and its U.K.-based affiliate, Threadneedle Investments, rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group and offers investors the best of both firms. As a result of this new brand, we have adopted a new logo and colors, which are reflected in this report. To learn more, we encourage you to visit our website at our new address: columbiathreadneedle.com/us.

NET ASSET VALUE PER SHARE as of 3/31/15

	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Class A	$31.48	$43.46	$30.61	$22.35	$21.61	$15.07	$12.61	$14.96
Class B	$27.51	$42.02	$26.47	$20.95	$18.49	$15.16	N/A	N/A
Class C	$26.88	$41.84	$26.20	$20.80	$18.15	$15.15	$12.52	$14.75
Class I	$33.31	$43.59	$32.80	$22.62	$23.03	N/A	$12.65	$14.96
Class R	N/A	$43.41	N/A	N/A	N/A	N/A	N/A	N/A
Class R4	$33.80	$43.84	$33.33	$22.79	$23.39	$14.96	$12.72	$15.03
Class R5	$33.84	$43.52	$33.35	$22.77	$23.43	$14.97	$12.71	$15.11
Class Y	$33.91	$43.86	$33.44	$22.76	$23.52	$14.96	$12.60	N/A
Class Z	$33.22	$43.54	$32.62	$22.63	$22.91	$14.89	$12.64	$14.97

Class I shares are available only to the Columbia funds, such as Columbia Thermostat Fund, and are not available to individual investors. Class R, R4, R5, Y and Z shares are sold at net asset value and have limited eligibility. Please see the Funds' prospectuses for details. The Columbia Acorn Family of Funds offer multiple share classes, not all necessarily available through all firms, and the share class ratings may vary. Contact us for details.

The views expressed in the report commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to a specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust.

PRESIDENT'S MESSAGE

April 1, 2015 marked my one-year anniversary as head of Columbia Wanger Asset Management, LLC (Columbia Wanger). I have spent this year focused on our investment operations and processes, building on my 15 years as an international analyst and portfolio manager with the firm. In particular, I have spent considerable time analyzing the investment processes followed by our domestic Acorn Funds. As shareholders are doubtless aware, our domestic products have generated strong absolute returns over the last three years, benefiting from buoyant U.S. markets, but returns relative to benchmarks and peers have been unsatisfactory.

This has led to important enhancements to portfolio management. Effective May 1, 2015, we have added portfolio managers to several of our Funds. Most notably, Fritz Kaegi and I have become portfolio managers of Columbia Acorn Fund and, initially, we will work alongside current managers, David Frank and Robert Mohn. After 23 years at Columbia Wanger, Rob has announced his plans to retire in the fourth quarter of this year. Rob was among the first analysts Ralph Wanger hired after founding the firm in 1992, and we thank him for his years of outstanding service to Columbia Wanger and Fund shareholders. After Rob's departure, David, Fritz and I will continue to co-manage Columbia Acorn Fund. Fritz and David have long tenures at Columbia Wanger, with excellent track records as investment professionals. We are also taking steps to improve our investment process, outlined in a discussion of Columbia Acorn Fund's performance that follows (see Page 3). We believe these steps will bring performance more in line with our own high standards and historical record of performance, to the benefit of Fund shareholders. With respect to our other Funds, Matt Szafranski has been named a co-portfolio manager of Columbia Acorn Select; Andreas Waldburg-Wolfegg has become a co-portfolio manager of Columbia Acorn International Select; and Satoshi Matsunaga has been added as a co-portfolio manager of Columbia Acorn Emerging Markets Fund. These individuals will work with the current managers of the Funds. Also effective May 1, 2015, I am no longer involved in the day-to-day management of Columbia Acorn Emerging Markets Fund.

We at Columbia Wanger believe that we have an investment strategy and process capable of generating excess returns versus benchmarks and peers. This approach, initially pioneered by Ralph Wanger and Chuck McQuaid in the 1970s, puts an emphasis on: (1) identifying and investing in quality business models at reasonable prices; (2) seizing upon long-term changes in society and specific industries that portend above-average prospects for growth; and (3) recognizing when one is "paid to take risk," while limiting the impact of that risk on the overall portfolio through careful consideration of position size. A central element of this process has been lively internal debate about the characteristics and merits of individual investments, emphasizing the logic behind the discrete components of the investment case. This scrutinizing of business models as well as the likely effects of industry trends sometimes requires thick skin among participants, but generally leads to better decision-making.

My highest priority as a leader of this organization is to build on our culture of active debate in the investment process in order to foster high conviction in all of our portfolios. The aforementioned personnel changes are designed to help achieve this. In the case of Columbia Acorn Fund, we have added experienced international portfolio managers to a domestic fund that is increasingly being shaped by global trends, and where we believe there is an opportunity to improve both stock selection and portfolio construction. With Columbia Acorn Select and Columbia Acorn International Select, we expect that increased debate between two portfolio managers, who have together agreed and articulated the specific investment strategies these concentrated portfolios will execute, will drive a more consistent outcome. This change will also support Columbia Acorn International Select's ongoing repositioning as a more mid-cap oriented strategy that generally invests in businesses with market capitalizations higher than those appropriate for Columbia Acorn International. To promote more effective portfolio monitoring, and to provide managers with more quantitative clarity about style biases and other risks embedded in portfolios constructed on a bottom-up basis, we have also introduced a new Head of Investment Performance and Risk position.

The portfolio managers and analysts at Columbia Wanger are invested with you in the Columbia Acorn Funds. This, and the excitement of working within a tradition that achieved legendary results over more than four decades, are powerful motivators for extending that track record. Thank you for your investment in the Columbia Acorn Funds.

P. Zachary Egan

President and International Chief Investment Officer
Columbia Wanger Asset Management, LLC

There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.

COLUMBIA ACORN FAMILY OF FUNDS

TABLE OF CONTENTS

Addressing Columbia Acorn Fund Performance and Process	3
Descriptions of Indexes	5
Share Class Performance	6
Fund Performance vs. Benchmarks	7
Columbia Acorn® Fund
In a Nutshell	8
At a Glance	9
Major Portfolio Changes	24
Statement of Investments	27
Columbia Acorn International®
In a Nutshell	10
At a Glance	11
Major Portfolio Changes	36
Statement of Investments	39
Portfolio Diversification	47
Columbia Acorn USA®
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	48
Statement of Investments	50
Columbia Acorn International SelectSM
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	55
Statement of Investments	56
Portfolio Diversification	60
Columbia Acorn SelectSM
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	61
Statement of Investments	62
Columbia Thermostat FundSM
In a Nutshell	18
At a Glance	19
Statement of Investments	67
Columbia Acorn Emerging Markets FundSM
In a Nutshell	20
At a Glance	21
Major Portfolio Changes	69
Statement of Investments	70
Portfolio Diversification	75
Columbia Acorn European FundSM
In a Nutshell	22
At a Glance	23
Major Portfolio Changes	76
Statement of Investments	78
Portfolio Diversification	82
Columbia Acorn Family of FundsSM
Expense Information	83

A COMMENT ON TRADING VOLUMES

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Funds. This is particularly so because the Funds focus on small- and mid-cap companies that usually have lower trading volumes and often take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate a Fund's exposure to volatile markets. A Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

ADDRESSING COLUMBIA ACORN FUND PERFORMANCE
AND PROCESS

Robert A. Mohn Co-Portfolio Manager	P. Zachary Egan Co-Portfolio Manager

Fritz Kaegi Co-Portfolio Manager	David L. Frank Co-Portfolio Manager

After decades of outperformance, Columbia Acorn Fund has more recently joined the ranks of actively-managed mutual funds struggling to beat their benchmarks. We are not happy about it and are determined to reverse this course. As described in detail below, after a process of intense review, we have decisively addressed certain key practices in order to reinvigorate the Columbia Wanger process, which has served the Funds well for many years. The steps we have taken include: reducing the number of stocks in the portfolio, instituting minimum position sizes, modestly increasing concentration within our top holdings and reducing macroeconomic exposure where possible. We have also reinforced our investment and support teams.

Columbia Acorn Fund has historically driven investment results predominantly through stock selection, consistent with our investment style of growth-at-a-reasonable-price (GARP). GARP has been out of style in prior performance periods, which hurt the Fund's relative investment performance, but it has become apparent from ongoing results that this was only part of the Fund's underperformance story. As we evaluated Columbia Acorn Fund's shortfall versus its benchmark, the Russell 2500 Index, in the buoyant market environment of the last three years, we could see that underperformance has been significantly driven by stock selection. Stock selection is about identifying individual stocks whose fundamental characteristics or attractive valuations suggest they are poised to outperform related peers within an industry group or some other category. Stock selection also involves allocating capital proportionate to anticipated risk-adjusted returns. Successful stock selection requires getting three things right: (1) picking more winners than losers (a good "hit rate"); (2) sizing the positions correctly so that the most promising ideas garner the most capital; and (3) monitoring macroeconomic exposures so that good stock selection is not canceled out by unexpected economic or market shifts.

High hit rates and correct position-sizing require in-depth, fundamental understanding of individual companies. This in turn requires significant analyst resources and time. While we believe we operate with unrivalled analyst resources, in hindsight these analyst resources may have been spread across too many individual holdings and often were narrowly focused on sub-industry groups. At times, this undermined the formation of the scarcest factor in investment management—conviction—and made capital allocation difficult, as it is hard to assess relative value across a portfolio with a great number of positions, some very small, spread across a wide range of sub-industry groups.

We believe we can improve the performance of Columbia Acorn Fund going forward and have taken the following steps relating to stock selection and portfolio construction:

•  Number of positions in portfolio. The number of portfolio positions has been reduced significantly in the first quarter from 277 to 205, with most of the smaller positions having been sold or, where our level of conviction is high, increased. After quarter end, the Fund held fewer than 200 positions. By contrast, in the 2010-2012 period, the Fund closed each year with over 360 positions.

•  Position sizes. We are instituting minimum position sizes (with carefully delineated exceptions) and more aggressively aligning position sizes with our analysts' expected returns. As an outcome of the more tightly constructed portfolio, we expect a higher portfolio turnover (albeit one that is still substantially below industry averages).

•  Concentration. We are modestly increasing concentration within our top 10 holdings. This measure stood at 18.3% at quarter end, the highest it has been since 2002. We are now at a level of concentration comparable to the years when the Fund posted strong outperformance.

•  Reinforcing our investment and support teams. In addition to the portfolio manager changes outlined in Zach Egan's letter on Page 1, we are adding analysts to our coverage of domestic stocks. We have also created a Head of Investment Performance and Risk position and hired a new Chief Operating Officer, which gives us enhanced analytical and oversight resources and increases the investment team's ability to focus on stock picking and improving performance.

In terms of macroeconomic exposures, we have made one major change to Columbia Acorn Fund's asset allocation: going forward we expect to hold a much more modest stake in non-U.S. equities. At the end of the quarter, the foreign weight was 2.2%, whereas one year earlier it was 7.0%. In the past, foreign stock exposure has been as high as 15%. This practice has introduced a level of uncertainty into Fund performance, since variables beyond company fundamentals, such as unhedged currency exposure or central bank policies, inevitably entered the equation. While this exposure has resulted in meaningful positive contributions to performance in the past, the Fund's foreign weight can explain over one-quarter of underperformance versus benchmark in the three-year period ended March 31, 2015. We are also mindful that the investment industry has evolved since Columbia Acorn Fund first adopted this practice, and now generally prefers more focused and predictable strategies. The reduced foreign exposure going forward should also make it easier for shareholders to assess their economic exposure to foreign markets and currency moves.

Generally, Columbia Acorn Fund portfolio managers will not make top-down "macro" calls. The times when we feel like we have a special, contrarian perspective on a significant opportunity and make such calls will be infrequent. While not central to our process, the monitoring of macroeconomic exposure does occasionally yield insights that shape Columbia Acorn Fund's portfolio construction. For example, in the past the monitoring of credit spreads helped us recognize "paid to take risk" market environments when we would orient the portfolio toward companies with balance sheet risk, which would outperform during the subsequent mean reversion of credit spreads.

This brings us to the Fund's current positioning. Our largest sector deviation from the benchmark is in industrials. U.S. industrial companies offer a wide choice of potential investments, many of which have the attractive ability to not only reinvest in their businesses at good rates of return, but also to sell their products to the entire world. We believe these sorts of companies play to our analytical strengths. On the other hand, in certain pockets of the market, we perceive an extreme valuation environment where investors are "not paid to take risk." Specifically, unprecedentedly low interest rates have greatly aided industries where we have traditionally placed less capital, most notably high-yielding utilities and real estate investment trusts (REITs). We expect to continue this underweight. The critical characteristic of REITs is that they pay out nearly all of the cash flows generated by their assets, and therefore have little ability to reinvest in their business without raising new capital. The bottom-up, company-by-company work done by our analysts indicates that real estate securities at today's prices offer little compensation for the benefits and risks they bring.

We think the Fund's current sector positioning is appropriate for an environment where interest rates are very low and earnings multiples are generally high. In an environment like this, companies that have the ability to re-invest in their businesses at good rates of return deserve some premium, while the market already has priced in most of the value for companies with little ability to re-invest, such as REITs and utilities. We expect these sector weightings, along with the recent changes relating to stock selection and portfolio construction discussed above, will lift Fund performance over the medium and long term.

We look forward to continuing this conversation with you in coming quarters. Thank you for your support and investment in Columbia Acorn Fund.

Robert A. Mohn

P. Zachary Egan

Fritz Kaegi

David L. Frank

COLUMBIA ACORN FAMILY OF FUNDS

DESCRIPTIONS OF INDEXES INCLUDED IN THIS REPORT

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500® Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Euromoney Smaller European Companies (inc. UK) Index is an index of smaller companies in Europe including the UK market. The Euromoney Smaller European Companies Index covers companies of small- and mid-cap market capitalization in Europe's developed markets. The index is rebalanced on a quarterly basis.

•  Lipper Indexes are composed of the 10 or 30 largest funds in the Lipper investment objective grouping. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International and Columbia Acorn International Select; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Mid-Cap Core Funds Index, 30 largest mid-cap core funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper; Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI Europe, Australasia and Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index (Net), a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance in 23 emerging market countries (as of December 31, 2014), as determined by MSCI. The MSCI Emerging Markets Small Cap Index (Net) currently consists of the following emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  S&P MidCap 400® Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B® Index is a subset of the broad market selected by the index sponsor that represents the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B® Index represents the institutionally investable capital of 20 emerging market countries (as of December 31, 2014), as determined by S&P, with market caps ranging between $500 million to $5 billion. The index currently consists of the following emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B® Index represents the institutionally investable capital of 17 European countries (as of December 31, 2014), as determined by S&P, with market caps ranging between $500 million to $5 billion. The index consists of the following European countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap® Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B® Index is a subset of the broad market selected by the index sponsor that represents the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

COLUMBIA ACORN FAMILY OF FUNDS

SHARE CLASS PERFORMANCE Average Annual Total Returns through 3/31/15

	Class A		Class B		Class C		Class I	Class R	Class R4	Class R5	Class Y	Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn® Fund
Year to date*	3.89%	-2.08%	3.69%	-1.31%	3.70%	2.70%	4.00%	N/A	3.97%	3.96%	3.99%	3.97%
1 year	4.55%	-1.46%	3.79%	-0.49%	3.80%	2.95%	4.94%	N/A	4.81%	4.89%	4.94%	4.86%
5 years	12.31%	10.98%	11.63%	11.37%	11.49%	11.49%	12.71%	N/A	12.62%	12.66%	12.69%	12.64%
10 years	8.64%	8.00%	7.97%	7.97%	7.81%	7.81%	8.99%	N/A	8.94%	8.96%	8.97%	8.95%
Columbia Acorn International®
Year to date*	4.27%	-1.72%	4.06%	-0.94%	4.08%	3.08%	4.38%	4.18%	4.33%	4.34%	4.38%	4.34%
1 year	-1.62%	-7.28%	-2.37%	-6.97%	-2.33%	-3.26%	-1.21%	-2.01%	-1.41%	-1.30%	-1.24%	-1.33%
5 years	8.29%	7.02%	7.53%	7.23%	7.48%	7.48%	8.72%	7.93%	8.61%	8.66%	8.68%	8.64%
10 years	8.71%	8.07%	7.98%	7.98%	7.88%	7.88%	9.11%	8.37%	9.05%	9.07%	9.09%	9.07%
Columbia Acorn USA®
Year to date*	5.08%	-0.97%	4.75%	-0.25%	4.88%	3.88%	5.16%	N/A	5.14%	5.17%	5.16%	5.12%
1 year	7.97%	1.75%	6.85%	2.55%	7.23%	6.37%	8.40%	N/A	8.24%	8.33%	8.37%	8.22%
5 years	13.24%	11.91%	12.40%	12.15%	12.44%	12.44%	13.67%	N/A	13.56%	13.59%	13.61%	13.54%
10 years	7.86%	7.23%	7.11%	7.11%	7.06%	7.06%	8.22%	N/A	8.17%	8.18%	8.19%	8.16%
Columbia Acorn International SelectSM
Year to date*	1.41%	-4.41%	1.26%	-3.74%	1.27%	0.27%	1.48%	N/A	1.51%	1.52%	1.52%	1.48%
1 year	-8.44%	-13.70%	-9.05%	-13.04%	-9.14%	-9.93%	-8.15%	N/A	-8.17%	-8.12%	-8.09%	-8.18%
5 years	7.13%	5.87%	6.45%	6.16%	6.30%	6.30%	7.55%	N/A	7.47%	7.50%	7.52%	7.49%
10 years	7.41%	6.78%	6.72%	6.72%	6.57%	6.57%	7.79%	N/A	7.75%	7.76%	7.77%	7.75%
Columbia Acorn SelectSM
Year to date*	2.76%	-3.14%	2.55%	-2.45%	2.60%	1.60%	2.90%	N/A	2.81%	2.85%	2.89%	2.83%
1 year	5.40%	-0.64%	4.58%	0.50%	4.71%	3.90%	5.82%	N/A	5.66%	5.77%	5.84%	5.72%
5 years	9.06%	7.78%	8.33%	8.09%	8.26%	8.26%	9.49%	N/A	9.36%	9.40%	9.43%	9.38%
10 years	7.91%	7.27%	7.18%	7.18%	7.08%	7.08%	8.27%	N/A	8.21%	8.23%	8.24%	8.22%
Columbia Thermostat FundSM
Year to date*	1.41%	-4.44%	1.27%	-3.73%	1.27%	0.27%	N/A	N/A	1.49%	1.49%	1.49%	1.50%
1 year	4.85%	-1.20%	4.31%	-0.69%	4.06%	3.06%	N/A	N/A	5.08%	5.09%	5.15%	5.11%
5 years	9.05%	7.76%	8.51%	8.22%	8.25%	8.25%	N/A	N/A	9.33%	9.34%	9.37%	9.33%
10 years	6.56%	5.93%	6.01%	6.01%	5.77%	5.77%	N/A	N/A	6.83%	6.84%	6.85%	6.83%
Columbia Acorn Emerging Markets FundSM
Year to date*	-0.86%	-6.59%	N/A	N/A	-1.03%	-2.02%	-0.78%	N/A	-0.86%	-0.86%	-0.87%	-0.78%
1 year	-4.17%	-9.70%	N/A	N/A	-4.94%	-5.89%	-3.90%	N/A	-3.93%	-3.91%	-3.92%	-3.94%
Life of Fund	7.17%	5.43%	N/A	N/A	6.41%	6.41%	7.58%	N/A	7.52%	7.53%	7.54%	7.47%
Columbia Acorn European FundSM
Year to date*	4.32%	-1.64%	N/A	N/A	4.17%	3.17%	4.40%	N/A	4.37%	4.42%	N/A	4.39%
1 year	-5.23%	-10.67%	N/A	N/A	-5.96%	-6.90%	-5.00%	N/A	-4.96%	-5.01%	N/A	-4.98%
Life of Fund	12.53%	10.71%	N/A	N/A	11.72%	11.72%	12.86%	N/A	12.83%	12.83%	N/A	12.83%

*Not annualized.

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B shares are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C shares are shown with and without the maximum CDSC of 1.00% for the first year after purchase. The Funds' other classes are not subject to sales charges and have limited eligibility. Please see the Funds' prospectuses for details. Performance for different share classes will vary based on differences in sales charges and certain fees associated with each class.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower. Please see Page 83 of this report for information on contractual fee waiver and expense reimbursement agreements in place on March 31, 2015, for Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund and voluntary fee waiver and expense reimbursement arrangements in place for Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn Select.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.922.6769.

The returns shown include the returns of each Fund's Class Z shares, each Fund's oldest share class, in cases where the inception date of the Fund is earlier than the inception date of the particular share class or where a period shown dates to before the inception date of the share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Continued on Page 7.

FUND PERFORMANCE VS. BENCHMARKS Class Z Average Annual Total Returns through 3/31/15

Class Z Shares	1st quarter*	1 year	5 years	10 years	Life of Fund
Columbia Acorn® Fund (ACRNX) (6/10/70)	3.97%	4.86%	12.64%	8.95%	14.60%
Russell 2500 Index	5.17%	10.07%	15.48%	9.62%	N/A
S&P 500 Index**	0.95%	12.73%	14.47%	8.01%	11.01%
Russell 2000 Index	4.32%	8.21%	14.57%	8.82%	N/A
Lipper Mid-Cap Growth Funds Index	5.07%	11.85%	14.26%	9.86%	N/A
Columbia Acorn International® (ACINX) (9/23/92)	4.34%	-1.33%	8.64%	9.07%	10.96%
S&P Global Ex-U.S. Between $500M and $5B Index	4.92%	0.85%	7.21%	7.93%	8.44%
S&P Global Ex-U.S. SmallCap Index	3.70%	-2.69%	7.27%	7.32%	7.84%
MSCI EAFE Index (Net)	4.88%	-0.92%	6.16%	4.95%	6.13%
Lipper International Small/Mid Growth Funds Index	5.58%	-2.54%	9.99%	8.52%	N/A
Columbia Acorn USA® (AUSAX) (9/4/96)	5.12%	8.22%	13.54%	8.16%	10.96%
Russell 2000 Index	4.32%	8.21%	14.57%	8.82%	8.82%
Lipper Small-Cap Growth Funds Index	5.74%	8.34%	14.73%	8.55%	7.44%
Columbia Acorn Int'l SelectSM (ACFFX) (11/23/98)	1.48%	-8.18%	7.49%	7.75%	8.75%
S&P Developed Ex-U.S. Between $2B and $10B Index	5.61%	1.12%	7.85%	6.72%	7.66%
MSCI EAFE Index (Net)	4.88%	-0.92%	6.16%	4.95%	4.39%
Lipper International Small/Mid Growth Funds Index	5.58%	-2.54%	9.99%	8.52%	10.23%
Columbia Acorn SelectSM (ACTWX) (11/23/98)	2.83%	5.72%	9.38%	8.22%	10.31%
S&P MidCap 400 Index	5.31%	12.19%	15.72%	10.32%	10.79%
S&P 500 Index**	0.95%	12.73%	14.47%	8.01%	5.53%
Lipper Mid-Cap Core Funds Index	4.03%	10.12%	14.02%	9.06%	9.33%
Columbia Thermostat FundSM (COTZX) (9/25/02)	1.50%	5.11%	9.33%	6.83%	7.95%
S&P 500 Index	0.95%	12.73%	14.47%	8.01%	9.90%
Barclays U.S. Aggregate Bond Index	1.61%	5.72%	4.41%	4.93%	4.71%
Lipper Flexible Portfolio Funds Index	1.48%	3.83%	8.28%	6.43%	7.99%
50/50 Blended Benchmark	1.37%	9.30%	9.60%	6.76%	7.57%
Columbia Acorn Emerging Markets FundSM (CEFZX) (8/19/11)	-0.78%	-3.94%	—	—	7.47%
S&P Emerging Markets Between $500M and $5B Index	1.86%	3.07%	—	—	3.61%
MSCI Emerging Markets Small Cap Index (Net)	3.59%	1.06%	—	—	2.07%
Lipper Emerging Markets Index	1.05%	-1.21%	—	—	2.32%
Columbia Acorn European FundSM (CAEZX) (8/19/11)	4.39%	-4.98%	—	—	12.83%
S&P Europe Between $500M and $5B Index	5.32%	-6.11%	—	—	14.42%
Euromoney Smaller European Companies (inc. UK) Index	4.42%	-10.35%	—	—	12.20%
Lipper European Region Index	4.45%	-4.15%	—	—	12.58%

The inception dates for Class A, B and C shares (if offered) are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 10/16/00; Columbia Thermostat Fund, 3/3/03; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception dates for Class I shares are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 9/27/10; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception date for Class R shares for Columbia Acorn International is 8/2/11. The inception date for Class R4, R5 and Y shares (if offered) is as follows: Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 11/8/12, except that Class Y shares of Columbia Acorn Emerging Markets Fund commenced operations on 6/13/13 and Class R4 shares of Columbia Acorn European Fund commenced operations on 6/25/14. The inception date for Class R5 shares of Columbia Acorn International is 8/2/11. The inception date for Class R4 and Y shares of Columbia Acorn International is 11/8/12. The inception date for Class Z shares is as follows: Columbia Acorn Fund, 6/10/70; Columbia Acorn International, 9/23/92; Columbia Acorn USA, 9/4/96; Columbia Acorn International Select and Columbia Acorn Select, 11/23/98; Columbia Thermostat Fund, 9/25/02; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11.

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500® Index is presented to show performance against a widely recognized market index over the life of the Fund.

Please see Page 5 for a description of the indexes listed above.

COLUMBIA ACORN® FUND

IN A NUTSHELL

Robert A. Mohn Lead Portfolio Manager	David L. Frank Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn Fund Class Z shares gained 3.97% in the first quarter of 2015. This compares to a 5.17% gain for the Fund's primary benchmark, the Russell 2500 Index. Relative returns were dampened by the weaker-than-benchmark performance of some of the Fund's industrial and consumer stocks.

Looking first at what assisted returns, Fund holdings in the biotechnology and pharmaceutical industries were strong absolute contributors for the quarter. Akorn, a manufacturer and distributor of specialty generic drugs, gained 29% as revenue jumped 168% over the prior year, aided by some significant generic drug price hikes. Biotech company Intercept Pharmaceuticals gained 82% in the first quarter on news that its drug to treat liver disease received a "breakthrough" designation, indicating that the FDA will work closely with the company to expedite the drug's approval. Orphan drug developer Ultragenyx Pharmaceutical gained 42% on continued steady progress in advancing its drug pipeline. Celldex Therapeutics, a biotech focusing on cancer drug development, gained 54% in the quarter following news of favorable data from a study for its brain cancer drug, Rintega.

Other winners in the quarter included SEI Investments, a mutual fund administrator and investment manager that enjoyed strong cash inflows into its actively managed strategies. Its stock was up 10% for the quarter. IPG Photonics, a manufacturer of fiber lasers, gained 24% on solid year-over-year revenue growth.

Weaker prices hurt energy service providers in the quarter. ShawCor, a Canadian provider of oil and gas pipeline products, declined 24%. Chicago Bridge & Iron, an engineering and construction services provider for liquefied natural gas and petrochemicals companies, and Hornbeck Offshore, a supply vessel operator in the Gulf of Mexico, were also down more than 20%. We opted to sell the Fund's position in Chicago Bridge & Iron. Down 15%, truck dealership Rush Enterprises (Class A) was also impacted by weaker energy prices, as 10% of its truck sales are to energy supply chain customers.

Additional losses resulted from the Fund's investments in car rental companies Avis Budget Group and Hertz, which fell 11% and 12%, respectively, on concerns over weaker than expected pricing. Hardwood flooring retailer Lumber Liquidators fell 56% in the quarter after the company received negative publicity. We opted to sell the Fund's position in the stock.

Small caps offered strong performance in the first quarter of the year, outpacing the 0.95% gain of the large-cap oriented S&P 500® Index. Ever mindful of valuation, we continue to seek what we believe to be well-run smaller companies that have the potential to thrive in the current economic environment and grow faster than their peers. We are also making adjustments to the Fund's portfolio to concentrate its holdings in our highest-conviction names. We believe these steps should improve the Fund's performance relative to the benchmark. For additional information on the steps that we are taking to address the relative underperformance of the Fund, please turn to Page 3 of this report.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/15

SEI Investments	2.3%
Akorn	1.0
Avis Budget Group	1.0
IPG Photonics	0.9
Ultragenyx Pharmaceutical	0.7
Rush Enterprises*	0.6
Intercept Pharmaceuticals	0.5
Celldex Therapeutics	0.4
Hertz	0.4
ShawCor	0.4
Hornbeck Offshore	0.2

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

*The Fund is invested in Class A and Class B shares of this company.

COLUMBIA ACORN® FUND

AT A GLANCE

Total Net Assets of the Fund:
$14.1 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn® Fund Class Z Shares

June 10, 1970 (Fund inception) through March 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception. Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Average Annual Total Returns for period ended March 31, 2015

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (6/10/70 inception)	3.97%	4.86%	12.64%	8.95%	14.60%
Class A (10/16/00 inception)
without sales charge	3.89	4.55	12.31	8.64	14.23
with sales charge	-2.08	-1.46	10.98	8.00	14.08
Russell 2500 Index*	5.17	10.07	15.48	9.62	N/A

Results for other share classes can be found on Page 6.

*The Fund's primary benchmark. Please see Page 5 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 0.79% for Class Z shares and 1.08% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/15

Top 10 Holdings

as a percentage of net assets, as of 3/31/15

1.	Ametek Aerospace/Industrial Instruments	2.6%
2.	SEI Investments Mutual Fund Administration & Investment Management	2.3%
3.	Donaldson Industrial Air Filtration	2.1%
4.	Mettler-Toledo International Laboratory Equipment	2.1%
5.	Cepheid Molecular Diagnostics	2.0%
6.	Nordson Dispensing Systems for Adhesives & Coatings	1.7%
7.	Amphenol Electronic Connectors	1.7%
8.	LKQ Alternative Auto Parts Distribution	1.3%
9.	Synageva BioPharma Biotech Focused on Orphan Diseases	1.3%
10.	Associated Banc-Corp Midwest Bank	1.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN INTERNATIONAL®

IN A NUTSHELL

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Please also see "A Comment on Trading Volumes" on Page 2 of this report.

Columbia Acorn International Class Z shares returned 4.34% in the first quarter of 2015, 0.58% below its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B® Index. For comparison, the large-cap, developed market MSCI EAFE Index (Net) rose 4.88% during the quarter.

Japan generated the strongest U.S. dollar returns with the Fund's holdings rising over 15% in both local currency and U.S. dollars, as the currency stabilized after a weak 2014. In the quarter, seven of the top 15 performing investments, based on contributions to returns, were domiciled in Japan. In prior reviews, we have noted the strong positive sentiment in Japanese markets stemming from Prime Minister Abe's reform agenda, which was introduced in December 2012. The first two "arrows" of the "Abenomics" agenda, fiscal stimulus and monetary easing, have been successful in generating domestic market optimism, albeit without marked improvement in underlying economic fundamentals. In the first quarter of this year, Japanese regulators proposed a Corporate Governance Code, which constitutes the long-awaited and critical "third arrow" designed to promote improving shareholder returns. As a result, in anticipation of better balance sheet management, many companies that have held large excess cash balances for years showed strong stock price performance. This positive sentiment spilled over into the general market, with domestic-demand oriented companies exhibiting particular buoyancy.

Among the Fund's top performing Japanese positions were Japan Airport Terminal, an airport terminal operator at Haneda that is benefiting from strong inbound Asian tourism, and Ariake Japan, a maker of commercial soup and sauce extracts that has been able to raise prices. Their stocks rose 53% and 42%, respectively, in the quarter. The Japanese market has been characterized for many years by false starts and disappointments. However, we regard government policy moves made in the last two years as among the most aggressive in decades for the world's third largest economy. Representing over 20% of Fund assets, Japan is an important component of the Fund's portfolio.

Europe remains the other large economy seeking to jumpstart economic growth via aggressive monetary easing. Local markets were strong with Fund holdings rising over 17% in local currency. Unfortunately, currency weakness reduced this to roughly 6% in U.S. dollar terms. The fall in European currencies has helped a number of industrial exporters, such as long-time holding Hexagon, a Swedish designer of measurement and visualization software and equipment. Its stock rose over 15% in U.S. dollar terms. Despite ongoing negative headlines over Greek insolvency, European markets appear sanguine about a possible exit scenario.

Many of the Fund's laggards continue to come from Asia ex-Japan, where Hong Kong-listed casinos and retailers struggled on the back of declining Macau gaming and tourist spending in Hong Kong. Casino operator Melco Crown Entertainment and cosmetics retailer Sa Sa International fell 15% and 29%, respectively, while department store operator Lifestyle International fell over 15%. Weak currencies have made Japan and Europe increasingly affordable to mainland Chinese tourists, who seem to be deterred by perceived hostility in Hong Kong and are opting to spend their vacations elsewhere. As the Chinese economy slows and is subject to new anti-corruption policies, the central bank has eased credit in order to backstop declining demand. Whether China will follow the lead of Europe and Japan by launching its own easy money policy remains to be seen, but the trend appears to signal a turnaround in credit availability for the remainder of the year. Latin America was also a laggard, with holdings in Brazil, Mexico, Chile and Guatemala all down over 10% in U.S. dollar terms on weak local economies and a continued bleak outlook for commodity prices.

As we enter the second quarter, there is a clear bifurcation in monetary policy among the world's major economies: Japan, Europe and China combat slowing growth with monetary easing, while the United States is poised to move in the opposite direction. Thus far, the economic impact is most salient in currency moves. While U.S. dollar strength has reduced returns to Fund shareholders, the Fund has not engaged in currency hedging to buoy U.S. dollar returns. Currencies are volatile, their direction difficult to reliably predict, and we believe an unhedged portfolio provides shareholders with the benefit of currency diversification.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/15

Hexagon	0.8%
Melco Crown Entertainment—ADR*	0.5
Japan Airport Terminal	0.5
Ariake Japan	0.4
Lifestyle International	0.3
Sa Sa International	0.2

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

*ADR - American Depository Receipts

COLUMBIA ACORN INTERNATIONAL®

AT A GLANCE

Total Net Assets of the Fund:
$7.9 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International® Class Z Shares

September 23, 1992 (Fund inception) through March 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2015

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/23/92 inception)	4.34%	-1.33%	8.64%	9.07%	10.96%
Class A (10/16/00 inception)
without sales charge	4.27	-1.62	8.29	8.71	10.54
with sales charge	-1.72	-7.28	7.02	8.07	10.25
S&P Global Ex-U.S. Between $500M® and $5B*	4.92	0.85	7.21	7.93	8.44

Results for other share classes can be found on Page 6.

*The Fund's primary benchmark. Please see Page 5 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 0.94% for Class Z shares and 1.29% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/15

Top 10 Holdings

as a percentage of net assets, as of 3/31/15

1.	Coronation Fund Managers (South Africa) South African Fund Manager	1.4%
2.	CCL Industries (Canada) Global Label Converter	1.1%
3.	Spotless (Australia) Facility Management & Catering Company	1.0%
4.	Distribuidora Internacional de Alimentación (Spain) Discount Retailer in Spain & Latin America	1.0%
5.	Naspers (South Africa) Media in Africa, China, Russia & other Emerging Markets	1.0%
6.	Neopost (France) Postage Meter Machines	0.9%
7.	Zee Entertainment Enterprises (India) Indian Programmer of Pay Television Content	0.9%
8.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in other Insurers	0.9%
9.	Domino's Pizza Enterprises (Australia) Domino's Pizza Operator in Australia & New Zealand	0.9%
10.	President Chain Store (Taiwan) Convenience Chain Store Operator in Taiwan	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN USA®

IN A NUTSHELL

Robert A. Mohn Lead Portfolio Manager	William J. Doyle Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn USA Class Z shares ended the first quarter of 2015 up 5.12%, outperforming the 4.32% gain of its primary benchmark, the Russell 2000 Index. Outperformance in the quarter was driven by favorable stock selection in the information technology (IT) and consumer discretionary sectors.

IT stock IPG Photonics, a maker of fiber lasers, was the top contributor to gains in the quarter, increasing 23% on solid year-over-year revenue growth. Other winners in the sector included Infinera, a maker of optical networking equipment, whose stock rose 33%. Infinera reported strong fourth quarter growth on robust demand for its long haul optical products. ExlService Holdings, a business process outsourcing company, gained 30% by adding enough new business to grow through the loss of a large insurance client. SPS Commerce, a developer of supply chain management software delivered via the web, gained 19% on solid revenue growth and particularly strong gains in a new analytics offering for retailing suppliers. Informatica, a developer of enterprise data integration software, gained 15% in the quarter, as its stock price began to incorporate a take-out premium based on multiple media reports indicating a sale of the company was near. Just following the quarter end on April 7, Informatica agreed to be acquired for an 11% premium to their closing price on March 31.

Other winners in the period included self-storage facilities owner Extra Space Storage, up 16%. The company has benefited from strong same-store operating income growth of 10%, along with a spate of accretive acquisitions. Akorn, a manufacturer and distributor of specialty generic drugs, gained 30% in the quarter. Its revenue jumped 168% over the prior year, aided by some significant generic drug price hikes.

Drew Industries, a maker of RV and manufactured home components, gained 24% on solid revenue growth. The company has been increasing market share in the fast-growing towable RV end market. Drew Industries' strong quarter helped drive the Fund's relative outperformance in the consumer discretionary sector.

The Fund's investments in car rental companies Avis Budget Group and Hertz detracted from gains during the quarter. Down 12% and 13%, respectively, the stocks fell on concerns over weaker-than-expected pricing. Hardwood flooring retailer Lumber Liquidators fell 48% after the company received negative publicity. We opted to sell the Fund's position in the stock. Down 15%, truck dealership Rush Enterprises (Class A) was impacted by weaker energy prices, as 10% of its truck sales are to energy supply chain customers. NetSuite, a developer of end-to-end IT systems solutions delivered via the web, fell 15%. The company had good revenue growth of 37% but suffered from lower margins.

We are pleased with the Fund's first quarter performance. We believe the outlook is favorable for the majority of the stocks that the Fund owns given domestic economic growth. We also believe Fund positions with some exposure to growing emerging market populations and incomes should be beneficial going forward.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/15

Extra Space Storage	3.1%
IPG Photonics	2.6
Drew Industries	2.5
Avis Budget Group	1.9
Akorn	1.6
ExlService Holdings	1.4
SPS Commerce	1.2
Rush Enterprises*	1.1
NetSuite	0.8
Infinera	0.7
Informatica	0.7
Hertz	0.6

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

*The Fund is invested in Class A and Class B shares of this company.

COLUMBIA ACORN USA®

AT A GLANCE

Total Net Assets of the Fund:
$1.3 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn USA® Class Z Shares

September 4, 1996 (Fund inception) through March 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2015

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/4/96 inception)	5.12%	8.22%	13.54%	8.16%	10.96%
Class A (10/16/00 inception)
without sales charge	5.08	7.97	13.24	7.86	10.59
with sales charge	-0.97	1.75	11.91	7.23	10.24
Russell 2000 Index*	4.32	8.21	14.57	8.82	8.82

Results for other share classes can be found on Page 6.

*The Fund's primary benchmark. Please see Page 5 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.07% for Class Z shares and 1.33% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/15

Top 10 Holdings

as a percentage of net assets, as of 3/31/15

1.	Mettler-Toledo International Laboratory Equipment	3.4%
2.	Ametek Aerospace/Industrial Instruments	3.1%
3.	Extra Space Storage Self Storage Facilities	3.1%
4.	Nordson Dispensing Systems for Adhesives & Coatings	3.0%
5.	HEICO FAA-approved Aircraft Replacement Parts	2.7%
6.	IPG Photonics Fiber Lasers	2.6%
7.	Drew Industries RV & Manufactured Home Components	2.5%
8.	Donaldson Industrial Air Filtration	2.4%
9.	Cepheid Molecular Diagnostics	2.1%
10.	Synageva BioPharma Biotech Focused on Orphan Diseases	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN INTERNATIONAL SELECTSM

IN A NUTSHELL

Christopher J. Olson Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Please also see "A Comment on Trading Volumes" on Page 2 of this report.

Columbia Acorn International Select Class Z shares ended the first quarter of 2015 up 1.48%. This compares to a 5.61% gain for the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B® Index. On a regional basis, a large part of the Fund's relative underperformance was tied to exposure in Asia (excluding Japan), Latin America and other emerging markets. On a sector basis, materials stocks and financials were the biggest relative detractors.

Six of the Fund's top 10 contributors in the quarter were Japanese companies and included Secom, a provider of security services. The company's stock gained 17% as investors sold export stocks on yen strength and moved into stable domestic businesses like Secom. Park24, a parking lot operator in Japan, gained 39%, benefiting from the same trend. Japan Tobacco, a maker of cigarettes, had a 15% gain as investors became more comfortable with the outlook for its Russian operations and management undertook a stock buyback. Recruit Holdings, a provider of recruitment and media services, gained 10% on the back of improved labor conditions, which drove better-than-expected earnings. Abroad, its recent acquisitions, such as indeed.com, an employment-related search engine, continued to grow strongly.

Outside Japan, Naspers, a South African provider of media to emerging markets, gained 18%. Chinese Internet company Tencent is Naspers' primary investment and it continued to report robust revenue and earnings gains. CJ Corp, a holding company of a Korean consumer conglomerate, had a strong quarter, gaining 12% as new management continued to successfully implement restructuring programs.

Laggards in the quarter included Tahoe Resources, a silver miner operating in Guatemala. Its stock fell 21% as investors worried about political risk in Guatemala and responded negatively to the company's proposed merger with Peru-based miner Rio Alto Mining. Babcock International, a UK public sector outsourcer, fell 11% as investors took profits in the stock in anticipation of a volatile election season. Canadian oil and gas producer Baytex fell 16% with the drop in oil prices. We opted to sell the Fund's position during the quarter. Coronation Fund Managers, a South African fund manager, fell 19% in the quarter on profit taking after a strong 2014. Japanese auto parts manufacturer NGK Spark Plug also changed direction in the quarter, declining 11% as export stocks were sold on the back of the stronger yen.

Global liquidity remains supportive to most equity markets. As a result, stock valuations have risen. In addition to paying careful attention to the valuations of our holdings, we strive to be mindful about the impact of monetary policy on the underlying businesses. As easy liquidity is likely to be only a temporary benefit, we will endeavor to be certain that the businesses we invest in can stand on their own once policy support is withdrawn.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/15

Recruit Holdings	3.8%
Secom	3.6
Tahoe Resources	2.7
Japan Tobacco	2.5
CJ Corp	2.4
NGK Spark Plug	2.3
Naspers	2.1
Babcock International	2.0
Coronation Fund Managers	1.9
Park24	1.5

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

The Fund's concentrated investments in a limited number of stocks will cause the Fund to diverge significantly from benchmark weightings and may subject the Fund to greater risk and volatility than its benchmark and the other Columbia Acorn Funds.

COLUMBIA ACORN INTERNATIONAL SELECTSM

AT A GLANCE

Total Net Assets of the Fund:
$241.9 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Class Z Shares

November 23, 1998 (Fund inception) through March 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2015

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	1.48%	-8.18%	7.49%	7.75%	8.75%
Class A (10/16/00 inception)
without sales charge	1.41	-8.44	7.13	7.41	8.40
with sales charge	-4.41	-13.70	5.87	6.78	8.01
S&P Developed Ex-U.S. Between $2B and $10B® Index*	5.61	1.12	7.85	6.72	7.66

Results for other share classes can be found on Page 6.

*The Fund's primary benchmark. Please see Page 5 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.21% for Class Z shares and 1.49% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/15

Top 10 Holdings

as a percentage of net assets, as of 3/31/15

1.	Singapore Exchange (Singapore) Singapore Equity & Derivatives Market Operator	5.0%
2.	Challenger Financial (Australia) Annuity Provider in Australia	4.6%
3.	CapitaMall Trust (Singapore) Singapore Commercial Property Real Estate Investment Trust	4.3%
4.	Recruit Holdings (Japan) Recruitment & Media Services	3.8%
5.	KDDI (Japan) Mobile & Fixed Line Communication Service Provider in Japan	3.7%
6.	Secom (Japan) Security Services	3.6%
7.	CCL Industries (Canada) Global Label Converter	3.1%
8.	Telefonica Deutschland (Germany) Mobile & Fixed-line Communications in Germany	3.1%
9.	Tahoe Resources (Guatemala) Silver Project in Guatemala	2.7%
10.	Partners Group (Switzerland) Private Markets Asset Management	2.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN SELECTSM

IN A NUTSHELL

Robert A. Chalupnik Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn Select Class Z shares ended the first quarter of 2015 up 2.83%, underperforming the 5.31% gain of its primary benchmark, the S&P MidCap 400® Index. Industrial stocks were the largest detractors from relative performance in the period, accounting for over half of the Fund's underperformance versus the benchmark.

Top contributors in the quarter came from a variety of sectors. WNS, a provider of offshore business process outsourcing services, gained 17%. The company benefited from better-than-expected earnings driven by a new CEO who has been successful in improving company growth. We trimmed the position during the quarter to manage its size and risk. Amphenol, a manufacturer of electronic connectors, gained 10% on strong earnings and despite reducing the company's outlook for 2015. Mutual fund administrator and investment manager SEI Investments also gained 10% for the three-month period. SEI has had strong cash inflows into its actively managed strategies. Intercept Pharmaceuticals, a biotech developing drugs for several diseases, had an impressive 74% gain in the quarter. Its drug OCA, which is being developed to treat severe liver disease, received "breakthrough" designation from the FDA. This designation is given to drugs that show early promise in treating a poorly managed disease and indicates that the FDA will work closely with the company to expedite approval. We opted to sell the Fund's position in Intercept to capture the strong gains in the quarter.

Turning to underperformers, the biggest detractor from performance in the industrial sector was air filtration company Donaldson, which fell 2%. As the third largest position in the Fund, this relatively small drop had a significant impact. Donaldson reported disappointing earnings due to weaker filter sales to its agriculture end market, and the company also faced a currency headwind due to the strong U.S. dollar. Although Donaldson's results were disappointing, we continue to like the stock and its long-term prospects. Donaldson should benefit from demand for replacement filters and its worldwide presence gives the company the ability to move manufacturing to better compensate for currency headwinds.

Outside the industrial sector, other large detractors in the quarter included F5 Networks, a provider of Internet traffic management equipment that fell 12%. F5's earnings missed expectations due to reduced demand from its end markets, which include the U.S. Government as well as large corporate enterprises. PVH, an apparel wholesaler and retailer, fell 20% on weaker-than-expected results and reduced guidance for 2016. While sales in the company's core brands grew, they were below management's targets and, with a large portion of its sales outside of the United States, the currency headwind was also a problem. We opted to sell out of the position during the quarter. LKQ, a distributor of alternative auto parts for the collision industry, fell 9% in the quarter on an earnings miss and lower-than-expected guidance for 2015. The strong dollar and falling commodity prices, mainly in scrap steel, hurt the company. We believe the long-term prospects for LKQ are strong, however, and took advantage of the downturn to add to the position.

The Fund's first quarter and 2014 year-end relative performance were disappointing. Although our principal investment strategy has not changed, we continue to look for ways to improve the performance of the Fund's portfolio. One notable change during the quarter was the reduction in exposure to small energy exploration and production companies that have operations outside the United States. With oil prices down, we believe the prospects for these smaller companies operating in emerging markets have been greatly reduced. We sold out of four energy positions and added three new energy ideas to the portfolio, resulting in an increased exposure to the U.S. shale energy market. Although low oil prices have curtailed drilling in this area, the energy companies held by the Fund have proven reserves and have been profitable at lower oil and gas prices. Another notable change to the portfolio was the increase in turnover of individual securities. We added eight new positions to the Fund and sold out of 11 during the quarter. This amount of portfolio turnover is higher than the Fund has experienced in the recent past and reflects our ongoing effort to focus the Fund on our team's favorite ideas. We believe these changes should benefit patient investors.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/15

Amphenol	4.7%
Donaldson	4.6
SEI Investments	4.3
LKQ	4.3
WNS—ADR*	3.5
F5 Networks	3.3

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

The Fund's concentrated investments in a limited number of stocks will cause the Fund to diverge significantly from benchmark weightings and may subject the Fund to greater risk and volatility than its benchmark and the other Columbia Acorn Funds.

*ADR - American Depository Receipts

COLUMBIA ACORN SELECTSM

AT A GLANCE

Total Net Assets of the Fund:
$623.4 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn SelectSM Class Z Shares

November 23, 1998 (Fund inception) through March 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2015

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	2.83%	5.72%	9.38%	8.22%	10.31%
Class A (10/16/00 inception)
without sales charge	2.76	5.40	9.06	7.91	9.96
with sales charge	-3.14	-0.64	7.78	7.27	9.56
S&P MidCap 400® Index*	5.31	12.19	15.72	10.32	10.79

Results for other share classes can be found on Page 6.

*The Fund's primary benchmark. Please see Page 5 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.03% for Class Z shares and 1.31% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/15

Top 10 Holdings

as a percentage of net assets, as of 3/31/15

1.	Ametek Aerospace/Industrial Instruments	6.4%
2.	Amphenol Electronic Connectors	4.7%
3.	Donaldson Industrial Air Filtration	4.6%
4.	SEI Investments Mutual Fund Administration & Investment Management	4.3%
5.	LKQ Alternative Auto Parts Distribution	4.3%
6.	WNS—ADR Offshore Business Process Outsourcing Services	3.5%
7.	F5 Networks Internet Traffic Management Equipment	3.3%
8.	Nordson Dispensing Systems for Adhesives & Coatings	3.3%
9.	Solera Holdings Software for Automotive Insurance Claims Processing	3.2%
10.	Mettler-Toledo International Laboratory Equipment	3.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA THERMOSTAT FUNDSM

IN A NUTSHELL

Charles P. McQuaid Lead Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the Investment Manager's decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. The Investment Manager may prefer an underlying fund in the Columbia Acorn Family of Funds over alternative investments. There can be no assurance that the Columbia Acorn Funds will outperform similar funds managed by the Investment Manager's affiliates. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund Class Z shares ended the first quarter of 2015 up 1.50%. This compares to a 0.95% quarterly gain of the Fund's primary equity benchmark, the S&P 500® Index. The Fund's primary debt benchmark, the Barclays U.S. Aggregate Bond Index, rose 1.61% in the quarter, and the 50/50 Blended Benchmark gained 1.37% for the same period. Relative performance for the Fund improved in the first quarter, topping the equity index and the blended benchmark (defined on Page 5).

The weighted average gain for the Fund's equity portfolio was 2.60% for the first quarter, led by the performance of Columbia Select Large Cap Growth Fund, up 5.73%. The bond portion of the Fund had a weighted average gain of 1.49% for the first quarter. Columbia Income Opportunities Fund led bond performance, increasing 2.92%.

The Fund hit one reallocation trigger in the first quarter, reducing stock exposure to 10% after the S&P 500® surpassed the 2,020 level.

During the first quarter of 2015, we conducted the periodic review of underlying funds called for by Columbia Thermostat Fund's prospectus. As a result, we expect to make the following changes during the second quarter:*

•  Columbia Acorn Fund's weighting will decrease from 15% to 10% of the equity portfolio.

•  Columbia Contrarian Core Fund's weighting will increase from 15% to 20% of the equity portfolio.

•  Columbia Intermediate Bond Fund will decrease from 25% to 20% of the bond portfolio.

•  Columbia U.S. Government Mortgage Fund will increase from 15% to 20% of the bond portfolio.

•  The stock/bond allocation table levels will be revised. The Fund will move to 10% stocks at an S&P 500® level over 2,225, up from 2,020. The Fund will move to 90% stocks at a level of 1,100 or less, up from 970. In between, a 75 point move in the S&P 500® will trigger a 5% point change in allocation of stock and bond funds.

This year's changes in stock weightings resulted in Columbia Thermostat Fund having closer to a market weight in larger cap stocks. We believe the changes in bond weightings will modestly boost the yield of Thermostat's bond portfolio. In 2014, we made changes to the Fund's allocation table, recognizing that we can no longer assume that price-to-earnings (PE) ratios will compress but, instead, the S&P 500® will trade within its broad historical PE ratio range on normalized (long-term moving average) earnings. This year, we refined our methodology to account for normalized earnings likely rising during the year, as low earnings spool off the moving average.

*These changes were implemented with the Fund's May 1, 2015 prospectus.

Results of the Funds Owned in Columbia Thermostat Fund

as of March 31, 2015

Stock Funds

Fund	Weightings in category	1st quarter performance
Columbia Acorn International, Class I	20%	4.38%
Columbia Dividend Income Fund, Class I	20%	-0.33%
Columbia Acorn Fund, Class I	15%	4.00%
Columbia Contrarian Core Fund, Class I	15%	1.25%
Columbia Acorn Select, Class I	10%	2.90%
Columbia Large Cap Enhanced Core Fund, Class I	10%	1.31%
Columbia Select Large Cap Growth Fund, Class I	10%	5.73%
Weighted Average Equity Gain	100%	2.60%

Bond Funds

Fund	Weightings in category	1st quarter performance
Columbia Short Term Bond Fund, Class I	40%	0.58%
Columbia Intermediate Bond Fund, Class I	25%	1.93%
Columbia Income Opportunities Fund, Class I	20%	2.92%
Columbia U.S. Government Mortgage Fund, Class I	15%	1.27%
Weighted Average Income Gain	100%	1.49%

Columbia Thermostat Fund Rebalancing in the First Quarter

January 21, 2015	10% stocks, 90% bonds

The Fund's investments in the underlying funds may present certain risks, including the following. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund's investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than in investments in larger, more established companies. There are risks associated with fixed income investments, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices fall when interest rates rise and vice versa. This effect is more pronounced for longer-term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers.

COLUMBIA THERMOSTAT FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$1.2 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Thermostat FundSM Class Z Shares

September 25, 2002 (Fund inception) through March 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2015

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/25/02 inception)	1.50%	5.11%	9.33%	6.83%	7.95%
Class A (3/3/03 inception)
without sales charge	1.41	4.85	9.05	6.56	7.68
with sales charge	-4.44	-1.20	7.76	5.93	7.17
S&P 500® Index*	0.95	12.73	14.47	8.01	9.90
Barclays U.S. Aggregate Bond Index*	1.61	5.72	4.41	4.93	4.71

Results for other share classes can be found on Page 6.

*The Fund's primary benchmarks. Please see Page 5 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 0.80% for Class Z shares and 1.05% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Asset Allocation

as a percentage of net assets, as of 3/31/15

Portfolio Weightings

as a percentage of assets in each investment category, as of 3/31/15

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Contrarian Core Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Short Term Bond Fund, Class I	40%
Columbia Intermediate Bond Fund, Class I	25%
Columbia Income Opportunities Fund, Class I	20%
Columbia U.S. Government Fund, Class I	15%

COLUMBIA ACORN EMERGING MARKETS FUNDSM

IN A NUTSHELL

Fritz Kaegi Lead Portfolio Manager	Stephen Kusmierczak Lead Portfolio Manager

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging and frontier market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Please also see "A Comment on Trading Volumes" on Page 2 of this report.

During the first quarter of 2015, Columbia Acorn Emerging Markets Fund Class Z shares fell 0.78%, while its benchmark, the S&P Emerging Markets Between $500M and $5B® Index, rose 1.86%. Since inception through March 31, 2015, the Fund has returned 7.47%, while the benchmark has had an annualized return of 3.61%.

During the quarter, the Fund's main positional bets underperformed. The Fund's largest regional overweight versus the benchmark is Southeast Asia, where we have a 22.5% weight, or 7.4 percentage points over the benchmark. The Fund's main underweight is Greater China, where the Fund has a 26.7% weight but is 14.6 percentage points below the benchmark. The largest sector overweight continues to be in the consumer discretionary sector, where the Fund's 28.2% weight is 13.6 percentage points above benchmark. In financials, the Fund's 12.1% weight is 11.3 percentage points under benchmark. In each of these four main bets, we had subpar stock selection, which explains most of the Fund's underperformance.

The one positional bright spot was that Fund holdings of companies listed outside emerging markets (but with substantial emerging markets economic exposure) performed strongly across the board. These included Italian tire supplier Pirelli (up 23%), UK-listed but Latin America-exposed telecom service provider Cable and Wireless (up 17%), Swedish metrology specialist Hexagon (up 15%), and paint producers Kansai Paint in Japan (up 18%) and Tikkurila in Finland (up 14%).

The largest single regional detractor was Greater China, representing most of the Fund's underperformance. Within the region, the largest detractors were Chinese auto information website BitAuto, down 27%, and Macau-driven casino operator Melco International, down 23%. The market reacted negatively to BitAuto's initiative with JD.com to push further into online auto markets, as the deal's heavy investment in development spending may depress short-term earnings growth. Melco International continues to be hit by unfavorable revenue growth trends in Macau, and general fears that the Chinese anti-corruption drive will continue to depress casino revenues. In Southeast Asia, casino operators Melco Crown (Philippines) Resorts (down 32% for the quarter) and Nagacorp (down 19%) represented nearly all of the underperformance in that region. Both holdings were hit by falling valuations for Asian casino operators and by a general fear that the fundamental causes of negative gaming revenue trends in Macau will extend into the rest of Asia. These two holdings offset the fine performances of two of our Indonesian holdings, consumer-branded food manufacturer Mayora Indah (up 31%) and retailer

Matahari Department Store (up 26%). Both are in strong fundamental health, including reporting better margins, in spite of a difficult economic environment.

Within consumer discretionary, the three casino operators mentioned above were the largest detractors. Indian pay TV programmer Zee Entertainment Enterprises, down 9%, also hurt performance because it is a large holding. Investors are still skeptical that digitalization of the Indian cable TV market will translate into sustainably higher revenues for owners of content, especially in the short term. This weakness offset the 32% gain posted by auto part maker Bosch (India), which has been carried upward by the Indian auto industry's return to growth. Within financials, the 18% decline in the Fund's largest holding, Coronation Fund Managers, was the most important detractor. With inflows continuing and South African financial markets posting good returns, its stock fell on profit taking after a strong 2014.

How are we responding to this underperformance? First, we have further scrutinized Fund casino holdings and cut weightings, especially since these stocks seem to be more highly correlated than their geographic dispersion would suggest. We still believe they are excellent business franchises, but we are more cautious about the impact of Chinese state policy on the industry. Second, we are making a push to refresh the portfolio with new holdings. We added eight new holdings during the quarter and added several more after quarter's end. All of these were fruits of an intensive period of travel and investigation by our analysts.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/15

Coronation Fund Managers	3.5%
Zee Entertainment Enterprises	2.9
Melco International	2.2
Cable and Wireless	2.0
Melco Crown (Philippines) Resorts	1.9
Nagacorp	1.7
Hexagon	1.6
Bosch	1.6
Matahari Department Store	1.4
BitAuto—ADR*	1.4
Kansai Paint	1.3
Tikkurila	1.2
Mayora Indah	1.1
Pirelli	1.0

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Columbia Acorn Emerging Markets Fund is closed to most new investors and new accounts with certain exceptions. Refer to the Fund's prospectus for details.

*ADR - American Depository Receipts

COLUMBIA ACORN EMERGING MARKETS FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$449.3 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets FundSM Class Z Shares

August 19, 2011 (Fund inception) through March 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2015

	1st quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	-0.78%	-3.94%	7.47%
Class A (8/19/11 inception)
without sales charge	-0.86	-4.17	7.17
with sales charge	-6.59	-9.70	5.43
S&P Emerging Markets Between $500M and $5B® Index*	1.86	3.07	3.61

Results for other share classes can be found on Page 6.

*The Fund's primary benchmark. Please see Page 5 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.59% for Class Z shares and 1.81% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 3/31/15

Top 10 Holdings

as a percentage of net assets, as of 3/31/15

1.	Coronation Fund Managers (South Africa) South African Fund Manager	3.5%
2.	AMVIG Holdings (China) Chinese Tobacco Packaging Material Supplier	3.1%
3.	Zee Entertainment Enterprises (India) Indian Programmer of Pay Television Content	2.9%
4.	Koh Young Technology (South Korea) Inspection Systems for Printed Circuit Boards	2.3%
5.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in other Insurers	2.2%
6.	Melco International (Hong Kong) Macau Casino Operator	2.2%
7.	Halyk Savings Bank of Kazakhstan—GDR (Kazakhstan) Retail Bank & Insurer in Kazakhstan	2.1%
8.	President Chain Store (Taiwan) Convenience Chain Store Operator in Taiwan	2.1%
9.	Cable and Wireless (United Kingdom) Telecommunications Service Provider in the Caribbean	2.0%
10.	Adani Ports & Special Economic Zone (India) Indian West Coast Shipping Port	1.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN EUROPEAN FUNDSM

IN A NUTSHELL

Andreas Waldburg-Wolfegg Lead Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Please also see "A Comment on Trading Volumes" on Page 2 of this report.

Columbia Acorn European Fund Class Z shares gained 4.39% in the first quarter of 2015, underperforming the 5.32% gain of its primary benchmark, the S&P Europe Between $500M and $5B® Index. For the trailing 12 months, the Fund lost 4.98%, less than the benchmark's decline of 6.11%. Over three years, the Fund has returned 11.36% on an annualized basis versus the benchmark's annualized gain of 14.19%. While we are disappointed in the Fund's underperformance versus the benchmark, it should be pointed out that the Fund appears to be less risky than its benchmark, and outperforms it on a risk-adjusted basis.*

In the first quarter, the largest performance detractors versus the benchmark by region were holdings in the Mediterranean. Italy was among the best performing markets in the Fund's benchmark in the quarter. Italian tire supplier Pirelli gained 23%, outpacing the benchmark return of 18% in Italy, but our approximately 60% underweight cost the Fund 51 basis points** of equity performance. Positively in Spain, three out of four Fund holdings gained over 14% in U.S. dollar terms versus the country return of 8% in the benchmark, contributing 33 basis points to performance. Yet this gain was offset by weakness in our French holdings. Following a year marked by significant asset sales, French online advertising company Hi-Media reported disappointing operating earnings and the stock declined 21%. This explains over half of the Fund's 34 basis point equity loss in France.

The Nordic region was the largest contributor to Fund performance versus the benchmark in the quarter. Fund holdings in Norway, Finland and Denmark all beat their country benchmarks by 11%, 3% and 2%, respectively. The largest performance contributor for Norway was consumer company Orkla, up 11%. The company continues to divest non-core assets, and reported a return to growth across all its food and consumer care businesses. IT hardware and services company Atea (up 9%) is a long-term holding and has benefited from a recovery in hardware sales in this highly cash-generative business. Together, both holdings added 36 basis points to Fund performance.

Looking ahead, what do we perceive as the key risks and opportunities for the Fund? European equities have rallied sharply in the first quarter. While evidence is building that muted recoveries are underway in core Europe, as well as the lagging Mediterranean countries, most of the recent gains reflect mark ups in valuation multiples. The market appears to be anticipating a stronger recovery in Europe following the European Central Bank's implementation of quantitative easing. In the United States, a much larger bond-buying program started in 2009 that has fueled a multi-year boom in equities. Also, in light of bond yields, which have declined to near zero or even turned negative, as in Switzerland and Denmark, equity multiples and dividend yields look attractive in a relative context.

Current momentum and liquidity-driven markets are challenging for bottom-up stock pickers like us who focus on company fundamentals and attempt to have a more informed view of the intrinsic value of the businesses we own. There is a risk that as market sentiment improves in countries like Italy, where we are underweight because we haven't found companies we want to invest in at a reasonable price, we will continue to underperform. We intend to maintain our focus on owning quality franchises with higher returns on capital and solid balance sheets. We believe that if European equity markets do reverse, investors will benefit from the Fund's defensive characteristics.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 3/31/15

Orkla	1.3%
Pirelli	1.0
Hi-Media	1.0
Atea	1.0

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

*  Based on a three-year 0.78% beta and 2.93% alpha.

**  A basis point is 1/100 of a percent.

COLUMBIA ACORN EUROPEAN FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$42.4 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn European FundSM Class Z Shares

August 19, 2011 (Fund inception) through March 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2015

	1st quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	4.39%	-4.98%	12.83%
Class A (8/19/11 inception)
without sales charge	4.32	-5.23	12.53
with sales charge	-1.64	-10.67	10.71
S&P Europe Between $500M and $5B® Index*	5.32	-6.11	14.42

Results for other share classes can be found on Page 6.

*The Fund's primary benchmark. Please see Page 5 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.51% for Class Z shares and 1.76% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 3/31/15

Top 10 Holdings

as a percentage of net assets, as of 3/31/15

1.	Assura (United Kingdom) UK Primary Health Care Property Developer	3.6%
2.	Distribuidora Internacional de Alimentación (Spain) Discount Retailer in Spain & Latin America	3.1%
3.	Spirax Sarco (United Kingdom) Steam Systems for Manufacturing & Process Industries	2.4%
4.	Geberit (Switzerland) Plumbing Supplies	2.4%
5.	Aurelius (Germany) European Turnaround Investor	2.3%
6.	Partners Group (Switzerland) Private Markets Asset Management	2.3%
7.	Neopost (France) Postage Meter Machines	2.2%
8.	Cable and Wireless (United Kingdom) Telecommunications Service Provider in the Caribbean	2.0%
9.	Babcock International (United Kingdom) Public Sector Outsourcer	2.0%
10.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN® FUND

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED)

	Number of Shares
	12/31/14	3/31/15
Purchases
Information
Bankrate	6,300,300	7,250,000
Cadence Design Systems	2,000,000	4,155,000
CalAmp	1,118,000	1,619,000
Discovery Communications Series C	670,000	1,154,000
F5 Networks	582,000	629,000
FLIR Systems	1,383,000	1,895,000
Genpact	1,405,000	1,531,000
Global Eagle Entertainment	1,000,000	2,001,000
Globalstar	31,000,000	34,500,000
Gogo	2,000,000	3,458,800
GTT Communications	1,950,000	2,601,000
IGATE	3,600,000	3,650,000
RetailMeNot	1,112,930	1,830,000
Solera Holdings	989,000	1,668,000
Stratasys	371,000	504,000
Textura	800,283	1,134,283
Ultimate Software	450,000	554,000
VeriFone Holdings	849,000	1,250,000
Verint Systems	365,000	1,306,000
Verisign	350,000	1,210,000
Vonage	14,044,775	14,500,000
Zayo Group Holdings	925,000	1,150,000
Industrial Goods & Services
Allegion	188,400	626,000
Dorman Products	867,721	957,721
LKQ	5,423,000	7,481,000
Quanta Services	3,309,894	3,400,000
Finance
Associated Banc-Corp	9,000,000	9,414,000
BOK Financial	1,800,000	2,027,000
Eaton Vance	3,283,508	3,463,508
Leucadia National	3,552,000	3,875,000
MSCI	0	195,201
TrustCo Bank	2,136,500	3,136,500
WEX	720,000	863,000
Health Care
Agios Pharmaceuticals	0	275,000
Align Technology	448,000	513,000
Ultragenyx Pharmaceutical	1,164,974	1,704,000
Wright Medical Group	1,255,500	1,729,500
	Number of Shares
	12/31/14	3/31/15
Consumer Goods & Services
Blackhawk Network	700,000	994,000
Fossil	362,145	880,145
Gentex	1,826,000	2,732,952
Papa John's International	478,000	950,000
Select Comfort	1,900,000	2,224,284
Other Industries
Amerco	170,000	190,000
Heartland Express	496,024	1,800,000
Wisconsin Energy	500,000	577,000
Energy & Minerals
Carrizo Oil & Gas	926,000	1,037,000
Cimarex Energy	0	420,000
Energen Corporation	717,000	732,000
Kirkland Lake Gold (Canada)	6,347,100	6,697,200
ShaMaran Petroleum (Iraq)	28,962,000	107,561,000

	Number of Shares
	12/31/14	3/31/15
Sales
Information
Amber Road	2,000,000	0
Amphenol	5,416,000	4,010,000
Ansys	2,500,000	1,806,000
Atmel	4,717,000	4,467,000
Audience	2,150,000	1,644,000
Avnet	1,887,000	1,621,000
Belden	475,000	450,000
Cogent Communications	2,200,000	1,572,000
Covisint	540,000	0
DemandWare	1,152,000	561,300
E2Open	2,575,000	0
Exa	554,391	0
ExlService Holdings	1,407,000	1,333,000
Five9	1,728,000	0
Global Payments	1,700,000	1,261,000
Hackett Group	2,903,719	2,700,000
Hexagon (Sweden)	1,622,000	0
Infinera	2,711,000	2,568,000
Informatica	5,200,000	2,080,000
IPG Photonics	1,504,000	1,399,000
Ixia	1,006,000	0
Kinaxis (Canada)	708,300	0
Lamar Advertising	1,000,000	725,000
Liberty Global Series C	800,000	366,000
Mettler-Toledo International	1,162,000	911,000
Navigant Consulting	4,128,523	3,100,000
NetSuite	640,000	570,149
Pandora Media	2,843,000	0
Plexus	451,458	0
Rightmove (United Kingdom)	155,205	0
Rogers	569,000	539,000
SBA Communications	1,600,000	1,300,000
SPS Commerce	1,330,000	1,076,000
Syntel	497,000	0
Tangoe	641,952	0
Trimble Navigation	3,651,000	3,458,000
Tyler Technologies	470,000	220,000
Verisk Analytics	1,900,000	1,429,000
Virtusa	1,658,000	1,570,000
Workiva	826,390	0
Zebra Technologies	501,000	474,000
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,189,385	0
Acuity Brands	960,000	726,000
Airgas	880,000	853,000
Ametek	7,130,000	6,910,000
Boise Cascade	600,000	0
Chicago Bridge & Iron	1,299,000	0
	Number of Shares
	12/31/14	3/31/15
ESCO Technologies	1,948,000	1,489,000
Fortune Brands Home & Security	1,050,000	660,000
Generac	3,632,000	2,982,000
HEICO	3,626,750	3,514,750
Insperity	715,000	0
KAR Auction Services	1,316,000	0
Kennametal	2,674,000	2,592,000
Lindsay	93,147	0
Lumber Liquidators	500,000	0
Middleby	1,050,200	968,200
Mobile Mini	900,000	0
Moog	2,456,000	2,027,000
MRC Global	1,545,000	0
Neopost (France)	664,400	0
Nordson	3,130,000	3,034,000
Novozymes (Denmark)	907,458	0
Pall	1,100,000	846,000
PGT	3,592,200	2,865,200
Rexnord	705,000	0
WABCO Holdings	1,176,000	946,000
Wabtec	1,053,000	1,021,000
Waste Connections	1,100,000	0
Finance
Alliance Data Systems	360,000	0
Allied World Assurance Company Holdings	2,275,000	2,000,000
CAI International	1,500,000	839,000
Cascade Bancorp	2,004,600	0
City National	940,000	0
CNO Financial Group	7,600,000	7,300,000
Coronation Fund Managers (South Africa)	1,356,758	0
Enstar Group	185,000	0
Hancock Holding	1,900,000	1,730,000
HCC Insurance Holdings	1,100,000	910,000
Liberty Tax	472,000	0
Marlin Business Services	902,210	0
MB Financial	2,580,000	2,420,000
McGrath Rentcorp	1,580,000	1,345,000
Rand Merchant Insurance	8,658,000	0
Selective Insurance Group	714,574	0
Valley National Bancorp	1,573,000	0
Wisdom Tree	500,000	0
World Acceptance	808,343	787,422
Heath Care
Abaxis	752,000	595,000
Akorn	4,845,000	3,048,000
Alnylam Pharmaceuticals	362,300	302,300
BioMarin Pharmaceutical	320,200	0

COLUMBIA ACORN® FUND

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED), CONTINUED

	Number of Shares
	12/31/14	3/31/15
Sales (continued)
Heath Care—continued
Castlight Health	863,500	487,818
Celldex Therapeutics	2,401,400	2,140,400
Cepheid	5,350,800	4,909,800
HealthSouth	1,666,323	1,647,700
Intercept Pharmaceuticals	319,200	269,200
NPS Pharmaceuticals	934,400	0
Seattle Genetics	3,398,400	2,548,000
Synageva BioPharma	2,419,209	1,950,318
Consumer Goods & Services
Avis Budget Group	3,700,000	2,450,000
B&G Foods	591,000	0
Boulder Brands	3,484,000	0
Buffalo Wild Wings	157,000	0
Caesarstone (Israel)	630,000	540,000
Casey's General Stores	1,027,709	791,839
Choice Hotels	754,483	729,483
DeVry	800,000	0
Distribuidora Internacional de Alimentación (Spain)	837,052	0
Domino's Pizza	489,000	403,000
Fiesta Restaurant Group	878,000	858,000
Fox Factory Holding	537,804	0
Freshpet	243,000	0
GNC Holdings	478,000	0
Groupon	2,010,000	0
Hertz	3,300,000	2,531,000
Interface	2,758,000	0
Kate Spade & Company	1,796,000	0
Knoll	3,366,000	2,836,000
La-Z-Boy	700,000	0
Michaels Stores	1,162,000	642,492
Performance Sports Group	641,000	0
Pool	1,565,000	1,444,000
Prestige Brands Holdings	611,000	0
Shutterfly	970,000	771,056
ULTA	613,000	0
United Natural Foods	1,303,000	1,286,000
Vail Resorts	1,268,600	895,600
Wayfair	433,000	0
Williams-Sonoma	874,200	595,200
Zulily	1,350,000	425,245
Other Industries
DCT Industrial Trust	1,293,750	0
Deltic Timber	39,381	0
Extra Space Storage	2,000,000	1,467,000
Federal Realty	750,000	717,000
JB Hunt Transport Services	940,000	669,000
Kirby	730,000	720,000
St. Joe	872,926	0
	Number of Shares
	12/31/14	3/31/15
Energy & Minerals
Alexco Resource	2,800,000	0
Allied Nevada Gold	7,103,513	0
Black Diamond Group	214,100	0
Bonanza Creek Energy	203,000	0
Chart Industries	964,000	0
Core Labs (Netherlands)	505,000	423,000
DeeThree Exploration (Canada)	1,400,000	0
FMC Technologies	370,000	0
Horizon North Logistics (Canada)	2,601,900	0
Hornbeck Offshore	1,613,000	1,470,000
Pacific Rubiales Energy (Colombia)	1,800,000	0
Petroamerica Oil (Colombia)	42,000,000	0
Range Resources	632,000	0
RGS Energy	5,000,000	0
Rosetta Resources	1,849,600	1,550,000
Rowan	289,000	0
US Silica	599,000	0
WPX Energy	1,210,000	0

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2015

Number of Shares		Value
		Equities: 97.0%
Information 28.9%
	> Business Software 6.4%
1,806,000	Ansys (a)	$159,271,140
	Simulation Software for Engineers & Designers
554,000	Ultimate Software (a)	94,155,070
	Human Capital Management Systems
2,080,000	Informatica (a)	91,218,400
	Enterprise Data Integration Software
1,668,000	Solera Holdings	86,168,880
	Software for Automotive Insurance Claims Processing
1,306,000	Verint Systems (a)	80,880,580
	Contact Center & Security Software
4,155,000	Cadence Design Systems (a)	76,618,200
	Electronic Design Automation Software
1,076,000	SPS Commerce (a)(b)	72,199,600
	Supply Chain Management Software Delivered via the Web
570,149	NetSuite (a)	52,887,021
	End-to-end IT Systems Solution Delivered via the Web
3,741,000	inContact (a)(b)	40,776,900
	Call Center Systems Delivered via the Web & Telco Services
610,000	Envestnet (a)	34,208,800
	Technology Platform for Investment Advisors
561,300	DemandWare (a)	34,183,170
	E-Commerce Website Platform for Retailers & Apparel Manufacturers
699,000	Fleetmatics (a)	31,350,150
	Fleet Management Software
1,134,283	Textura (a)	30,829,812
	Construction Vendor Management Software
220,000	Tyler Technologies (a)	26,516,600
	Financial, Tax, Court & Document Management Systems for Local Governments
		911,264,323
	> Instrumentation 4.1%
911,000	Mettler-Toledo International (a)	299,400,150
	Laboratory Equipment
1,399,000	IPG Photonics (a)	129,687,300
	Fiber Lasers
3,458,000	Trimble Navigation (a)	87,141,600
	GPS-based Instruments
1,895,000	FLIR Systems	59,275,600
	Infrared Cameras
		575,504,650
	> Computer Hardware & Related Equipment 3.1%
4,010,000	Amphenol	236,309,300
	Electronic Connectors
539,000	Rogers (a)	44,311,190
	Printed Circuit Materials & High Performance Foams
Number of Shares		Value
1,250,000	VeriFone Holdings (a)	$43,612,500
	Point of Sale Systems
474,000	Zebra Technologies (a)	42,998,910
	Bar Code Printers
450,000	Belden	42,102,000
	Specialty Cable
504,000	Stratasys (a)(c)	26,601,120
	Rapid Prototyping & Direct Digital Manufacturing Systems
		435,935,020
	> Mobile Communications 3.1%
1,300,000	SBA Communications (a)	152,230,000
	Communications Towers
34,500,000	Globalstar (a)	114,885,000
	Satellite Mobile Voice & Data Carrier
800,000	Crown Castle International	66,032,000
	Communications Towers
3,458,800	Gogo (a)(c)	65,924,728
	Provider of Wi-Fi on Airplanes
2,001,000	Global Eagle Entertainment (a)(c)	26,633,310
	Provider of Entertainment & Wi-Fi on Airplanes
1,644,000	Audience (a)(b)(c)	7,463,760
	Improving Voice Quality for Mobile Devices
		433,168,798
	> Computer Services 2.7%
3,650,000	IGATE (a)	155,709,000
	IT & Business Process Outsourcing Services
1,570,000	Virtusa (a)(b)	64,966,600
	Offshore IT Outsourcing
1,333,000	ExlService Holdings (a)	49,587,600
	Business Process Outsourcing
2,025,000	WNS - ADR (a)	49,248,000
	Offshore Business Process Outsourcing Services
1,531,000	Genpact (a)	35,595,750
	Business Process Outsourcing
2,700,000	Hackett Group (b)	24,138,000
	IT Integration & Best Practice Research
		379,244,950
	> Business Information & Marketing Services 1.8%
1,429,000	Verisk Analytics (a)	102,030,600
	Risk & Decision Analytics
7,250,000	Bankrate (a)(b)	82,215,000
	Internet Advertising for the Insurance, Credit Card & Banking Markets
3,100,000	Navigant Consulting (a)(b)	40,176,000
	Financial Consulting Firm
2,570,000	RPX (a)	36,982,300
	Patent Aggregation & Defensive Patent Consulting
		261,403,900

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Internet Related 1.3%
1,210,000	Verisign (a)	$81,033,700
	Internet Domain Registry for .com/.net (Approximately 50% of World Domains)
14,500,000	Vonage (a)(b)	71,195,000
	Business & Consumer Internet Telephony
1,830,000	RetailMeNot (a)(c)	32,958,300
	Digital Coupon Marketplace
		185,187,000
	> Telephone & Data Services 1.2%
1,572,000	Cogent Communications	55,538,760
	Internet Data Pipelines
2,601,000	GTT Communications (a)(b)	49,106,880
	Provider of High Capacity Data Transit
1,150,000	Zayo Group Holdings (a)(c)	32,154,000
	Fiber Optic Data Communications
2,900,000	Boingo Wireless (a)(b)	21,866,000
	Wi-Fi & Cellular Communications Networks
4,000,000	Towerstream (a)(b)(c)	8,640,000
	High Speed Wireless, Rooftop Antenna Space & Wi-Fi Offload
		167,305,640
	> Telecommunications Equipment 1.1%
629,000	F5 Networks (a)	72,297,260
	Internet Traffic Management Equipment
2,568,000	Infinera (a)	50,512,560
	Optical Networking Equipment
1,619,000	CalAmp (a)	26,211,610
	Machine-to-machine Communications
		149,021,430
	> Financial Processors 0.9%
1,261,000	Global Payments	115,608,480
	Credit Card Processor
1,600,000	Liquidity Services (a)(b)	15,808,000
	E-Auctions for Surplus & Salvage Goods
		131,416,480
	> Semiconductors & Related Equipment 0.7%
4,467,000	Atmel	36,763,410
	Microcontrollers, Radio Frequency & Memory Semiconductors
367,000	Littelfuse	36,476,130
	Little Fuses
427,000	Monolithic Power Systems	22,481,550
	High Performance Analog & Mixed Signal Integrated Circuits
2,500,000	Rubicon Technology (a)(b)(c)	9,850,000
	Producer of Sapphire for the Lighting, Electronics & Automotive Industries
		105,571,090
	> Cable TV 0.7%
800,000	Liberty Global Series A (a)	41,176,000
Number of Shares		Value
366,000	Liberty Global Series C (a)	$18,230,460
	Cable TV Franchises Outside of the United States
1,154,000	Discovery Communications Series C (a)	34,014,150
	Cable TV Programming
		93,420,610
	> Contract Manufacturing 0.5%
3,100,000	Sanmina (a)	74,989,000
	Electronic Manufacturing Services
	> Entertainment Programming 0.5%
1,250,000	IMAX (Canada) (a)	42,137,500
	IMAX Movies, Theater Equipment & Theater Joint Ventures
5,500,000	Zee Entertainment Enterprises (India)	30,033,135
	Indian Programmer of Pay Television Content
		72,170,635
	> Electronics Distribution 0.5%
1,621,000	Avnet	72,134,500
	Electronic Components Distribution
	> Advertising 0.3%
725,000	Lamar Advertising	42,970,750
	Outdoor Advertising
Information: Total		4,090,708,776
Industrial Goods & Services 23.4%
	> Machinery 15.3%
6,910,000	Ametek	363,051,400
	Aerospace/Industrial Instruments
7,952,000	Donaldson (b)	299,869,920
	Industrial Air Filtration
3,034,000	Nordson	237,683,560
	Dispensing Systems for Adhesives & Coatings
3,514,750	HEICO (b)	174,120,715
	FAA-approved Aircraft Replacement Parts
2,027,000	Moog (a)(b)	152,126,350
	Motion Control Products for Aerospace, Defense & Industrial Markets
2,982,000	Generac (a)	145,193,580
	Standby Power Generators
946,000	WABCO Holdings (a)	116,244,480
	Truck & Bus Component Supplier
1,486,000	Toro	104,198,320
	Turf Maintenance Equipment
2,100,000	Oshkosh Corporation	102,459,000
	Specialty Truck Manufacturer
968,200	Middleby (a)	99,385,730
	Manufacturer of Cooking Equipment
1,021,000	Wabtec	97,005,210
	Freight & Transit Component Supplier
2,592,000	Kennametal	87,324,480
	Consumable Cutting Tools

Number of Shares		Value
	> Machinery—continued
846,000	Pall	$84,929,940
	Life Science, Water & Industrial Filtration
1,489,000	ESCO Technologies (b)	58,041,220
	Industrial Filtration & Advanced Measurement Equipment
957,721	Dorman Products (a)(c)	47,646,620
	Aftermarket Auto Parts Distributor
		2,169,280,525
	> Other Industrial Services 2.5%
7,481,000	LKQ (a)	191,214,360
	Alternative Auto Parts Distribution
1,800,000	Expeditors International of Washington	86,724,000
	International Freight Forwarder
1,500,000	Forward Air	81,450,000
	Freight Transportation Between Airports
		359,388,360
	> Construction 1.6%
96,000	NVR (a)	127,551,360
	Homebuilder
626,000	Allegion	38,292,420
	Mechanical & Electronic Security Systems
2,865,200	PGT (a)(b)	32,018,610
	Wind Resistant Windows & Doors
660,000	Fortune Brands Home & Security	31,336,800
	Home Building Supplies & Small Locks
		229,199,190
	> Industrial Distribution 1.4%
1,553,000	WESCO International (a)	108,539,170
	Industrial Distributor
853,000	Airgas	90,511,830
	Industrial Gas Distributor
		199,051,000
	> Electrical Components 1.2%
726,000	Acuity Brands	122,084,160
	Commercial Lighting Fixtures
1,983,829	Thermon (a)(b)	47,750,764
	Global Engineered Thermal Solutions
		169,834,924
	> Industrial Materials & Specialty Chemicals 0.7%
1,610,000	Drew Industries (b)	99,079,400
	RV & Manufactured Home Components
	> Outsourcing Services 0.7%
3,400,000	Quanta Services (a)	97,002,000
	Electrical Transmission & Pipeline Contracting Services
Industrial Goods & Services: Total		3,322,835,399
Number of Shares		Value
Finance 12.1%
	> Banks 4.3%
9,414,000	Associated Banc-Corp (b)	$175,100,400
	Midwest Bank
2,027,000	BOK Financial (c)	124,092,940
	Tulsa-based Southwest Bank
840,000	SVB Financial Group (a)	106,713,600
	Bank to Venture Capitalists
2,420,000	MB Financial	75,770,200
	Chicago Bank
1,730,000	Hancock Holding	51,657,800
	Gulf Coast Bank
1,163,480	Sandy Spring Bancorp	30,518,081
	Baltimore & Washington, D.C. Bank
4,296,286	First Busey	28,742,153
	Illinois Bank
3,136,500	TrustCo Bank	21,579,120
	New York State Bank
		614,174,294
	> Brokerage & Money Management 3.5%
7,368,774	SEI Investments	324,889,246
	Mutual Fund Administration & Investment Management
3,463,508	Eaton Vance	144,220,473
	Specialty Mutual Funds
11,000,000	Sprott (Canada) (c)	23,449,528
	Asset Manager Focused on Resources, Particularly Gold & Silver
		492,559,247
	> Insurance 2.1%
7,300,000	CNO Financial Group	125,706,000
	Life, Long-term Care & Medical Supplement Insurance
2,000,000	Allied World Assurance Company Holdings	80,800,000
	Commercial Lines Insurance/Reinsurance
910,000	HCC Insurance Holdings	51,569,700
	Specialty Insurance
800,000	RLI	41,928,000
	Specialty Insurance
		300,003,700
	> Finance Companies 0.9%
787,422	World Acceptance (a)(b)(c)	57,418,812
	Personal Loans
1,345,000	McGrath Rentcorp (b)	44,263,950
	Mini-rental Conglomerate
839,000	CAI International (a)	20,614,230
	International Container Leasing
		122,296,992
	> Credit Cards 0.6%
863,000	WEX (a)	92,651,680
	Card Processor
	> Diversified Financial Companies 0.6%
3,875,000	Leucadia National	86,373,750
	Holding Company

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Specialized Finance 0.1%
195,201	MSCI	$11,967,773
	Investment Decision Support Tools
Finance: Total		1,720,027,436
Health Care 11.4%
	> Biotechnology & Drug Delivery 4.3%
1,950,318	Synageva BioPharma (a)(b)(c)	190,214,515
	Biotech Focused on Orphan Diseases
1,704,000	Ultragenyx Pharmaceutical (a)	105,801,360
	Biotech Focused on "Ultra-Orphan" Drugs
2,548,000	Seattle Genetics (a)	90,071,800
	Antibody-based Therapies for Cancer
269,200	Intercept Pharmaceuticals (a)(c)	75,919,784
	Biotech Developing Drugs for Several Diseases
2,140,400	Celldex Therapeutics (a)(c)	59,652,948
	Biotech Developing Drugs for Cancer
2,523,900	Sarepta Therapeutics (a)(b)(c)	33,517,392
	Biotech Focused on Rare Diseases
302,300	Alnylam Pharmaceuticals (a)	31,566,166
	Biotech Developing Drugs Primarily for Rare Diseases
275,000	Agios Pharmaceuticals (a)(c)	25,932,500
	Biotech Focused on Cancer & Orphan Diseases
359,944	MicroDose Therapeutx Contingent Value Rights (a)(d)(e)	395,938
	Drug Inhaler Development
		613,072,403
	> Medical Supplies 3.3%
4,909,800	Cepheid (a)(b)	279,367,620
	Molecular Diagnostics
1,169,200	Bio-Techne	117,259,068
	Maker of Consumables & Systems for the Life Science Market
291,100	Henry Schein (a)	40,643,382
	Distributor of Dental, Vet & Medical Products
1,375,400	VWR (a)	35,746,646
	Distributor of Lab Supplies
		473,016,716
	> Health Care Services 1.7%
1,549,500	Medidata Solutions (a)	75,987,480
	Cloud-based Software for Drug Studies
1,647,700	HealthSouth	73,091,972
	Inpatient Rehabilitation Facilities & Home Health Care
1,239,000	Envision Healthcare Holdings (a)	47,515,650
	Provider of Health Care Outsourcing Services
2,746,200	Allscripts Healthcare Solutions (a)	32,844,552
	Health Care IT
487,818	Castlight Health (a)	3,785,467
	Provider of Cloud-based Software for Managing Health Care Costs
		233,225,121
Number of Shares		Value
	> Medical Equipment & Devices 1.1%
1,729,500	Wright Medical Group (a)	$44,621,100
	Foot & Ankle Replacement
460,900	Sirona Dental Systems (a)	41,476,391
	Manufacturer of Dental Equipment
595,000	Abaxis	38,145,450
	Instruments & Tests for Vet & Medical Markets
513,000	Align Technology (a)	27,591,705
	Invisalign System to Correct Malocclusion (Crooked Teeth)
		151,834,646
	> Pharmaceuticals 1.0%
3,048,000	Akorn (a)	144,810,480
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
Health Care: Total		1,615,959,366
Consumer Goods & Services 11.1%
	> Retail 2.9%
880,145	Fossil (a)	72,567,955
	Watch Designer & Retailer
791,839	Casey's General Stores	71,344,694
	Owner/Operator of Convenience Stores
1,492,000	The Fresh Market (a)	60,634,880
	Specialty Food Retailer
595,200	Williams-Sonoma	47,443,392
	Home Goods & Furnishing Retailer
786,900	Burlington Stores (a)	46,757,598
	Off-price Apparel Retailer
771,056	Shutterfly (a)	34,882,573
	Internet Photo-centric Retailer
508,000	Urban Outfitters (a)	23,190,200
	Multi-channel Apparel & Accessory Retailer
533,500	DSW	19,675,480
	Branded Footwear Retailer
642,492	Michaels Stores (a)	17,385,834
	Craft & Hobby Specialty Retailer
2,100,000	Gaiam (a)(b)	15,309,000
	Promoter of Healthy Living through Catalogs, E-Commerce & Gaiam TV
425,245	Zulily (a)(c)	5,523,933
	E-Commerce Retailer Offering Flash Sale Events
		414,715,539
	> Travel 2.8%
2,450,000	Avis Budget Group (a)	144,586,750
	Car Rental Company
895,600	Vail Resorts	92,622,952
	Ski Resort Operator & Developer
2,142,000	HomeAway (a)	64,624,140
	Vacation Rental Online Marketplace
2,531,000	Hertz (a)	54,872,080
	U.S. Rental Car Operator
729,483	Choice Hotels	46,737,976
	Franchisor of Budget Hotel Brands
		403,443,898

Number of Shares		Value
	> Consumer Goods Distribution 1.6%
1,444,000	Pool	$100,733,440
	Swimming Pool Supplies & Equipment Distributor
1,286,000	United Natural Foods (a)	99,073,440
	Distributor of Natural/Organic Foods to Grocery Stores
863,000	The Chefs' Warehouse (a)	19,357,090
	Distributor of Specialty Foods to Fine Dining Restaurants
		219,163,970
	> Restaurants 1.3%
950,000	Papa John's International	58,719,500
	Franchisor of Pizza Restaurants
858,000	Fiesta Restaurant Group (a)	52,338,000
	Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana
403,000	Domino's Pizza	40,521,650
	Franchisor of Pizza Restaurants
650,000	Popeyes Louisiana Kitchen (a)	38,883,000
	Popeyes Restaurants
		190,462,150
	> Other Durable Goods 1.2%
2,224,284	Select Comfort (a)	76,671,069
	Specialty Mattresses
2,732,952	Gentex	50,013,022
	Manufacturer of Auto Parts
500,000	Cavco Industries (a)(b)	37,530,000
	Manufactured Homes
		164,214,091
	> Furniture & Textiles 0.7%
2,836,000	Knoll (b)	66,447,480
	Office Furniture
540,000	Caesarstone (Israel)	32,783,400
	Quartz Countertops
		99,230,880
	> Apparel 0.3%
456,000	PVH	48,591,360
	Apparel Wholesaler & Retailer
	> Other Consumer Services 0.3%
994,000	Blackhawk Network (a)	35,336,700
	Third-party Distributor of Prepaid Content, Mostly Gift Cards
	> Food & Beverage —%
1,493,770	GLG Life Tech (Canada) (a)	371,511
	Producer of an All-natural Sweetener Extracted from the Stevia Plant
Consumer Goods & Services: Total		1,575,530,099
Other Industries 6.5%
	> Real Estate 3.8%
717,000	Federal Realty	105,549,570
	Shopping Centers & Mixed Use Projects
1,467,000	Extra Space Storage	99,125,190
	Self Storage Facilities
Number of Shares		Value
2,450,000	EdR (b)	$86,681,000
	Student Housing
1,320,000	Post Properties	75,147,600
	Multifamily Properties
190,000	Amerco	62,776,000
	North American Moving & Storage King
325,000	Jones Lang LaSalle	55,380,000
	Real Estate Services
2,150,000	Terreno Realty (b)	49,020,000
	Industrial Properties
		533,679,360
	> Transportation 1.9%
2,650,000	Rush Enterprises, Class A (a)(b)	72,504,000
550,000	Rush Enterprises, Class B (a)(b)	13,596,000
	Truck Sales & Service
669,000	JB Hunt Transport Services	57,129,255
	Truck & Intermodal Carrier
720,000	Kirby (a)	54,036,000
	Operator of U.S. (Jones Act) Liquid Tank Barges
1,800,000	Heartland Express	42,768,000
	Regional Trucker
380,000	Genesee & Wyoming (a)	36,647,200
	Short-line Operator
		276,680,455
	> Regulated Utilities 0.8%
1,600,000	Eversource Energy	80,832,000
	Regulated Electric Utility
577,000	Wisconsin Energy	28,561,500
	Wisconsin Utility
		109,393,500
Other Industries: Total		919,753,315
Energy & Minerals 3.6%
	> Oil & Gas Producers 1.9%
1,037,000	Carrizo Oil & Gas (a)	51,487,050
	Oil & Gas Producer
420,000	Cimarex Energy	48,337,800
	Oil & Gas Producer in Texas, New Mexico & Oklahoma
732,000	Energen Corporation	48,312,000
	Oil & Gas Producer with Natural Gas Utility
778,000	SM Energy	40,207,040
	Oil & Gas Producer
501,000	PDC Energy (a)	27,074,040
	Oil & Gas Producer in the United States
1,550,000	Rosetta Resources (a)	26,381,000
	Oil & Gas Producer Exploring in Texas
281,000	Clayton Williams (a)	14,227,030
	Oil & Gas Producer
107,561,000	ShaMaran Petroleum (Iraq) (a)(b)	7,643,196
	Oil Exploration & Production in Kurdistan

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Oil & Gas Producers—continued
67,500,000	Petromanas (Canada) (a)(b)(c)	$2,664,719
	Exploring for Oil in Albania
24,115,500	Canadian Overseas Petroleum (Canada) (a)(b)	1,570,825
8,400,000	Canadian Overseas Petroleum (Canada) (a)(b)(d)	519,798
	Oil & Gas Exploration Offshore West Africa
2,600,000	Petrodorado Energy (Colombia) (a)(b)	205,282
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
		268,629,780
	> Oil Services 0.8%
1,797,579	ShawCor (Canada)	49,958,376
	Oil & Gas Pipeline Products
780,000	Gulfport Energy (a)	35,809,800
	Oil & Gas Producer Focused on Utica Shale in Ohio
1,470,000	Hornbeck Offshore (a)	27,650,700
	Supply Vessel Operator in Gulf of Mexico
		113,418,876
	> Mining 0.8%
423,000	Core Labs (Netherlands) (c)	44,199,270
	Oil & Gas Reservoir Consulting
6,697,200	Kirkland Lake Gold (Canada) (a)(b)(c)	28,765,361
	Gold Mining
3,500,000	Alamos Gold (Canada)	20,504,520
	Gold Mining
9,014,700	Argonaut Gold (Canada) (a)(b)	12,526,842
	Gold & Silver Mining
3,412,300	Silvercrest Mines (a)	3,744,895
	Gold & Silver Mining
3,000,000	Kaminak Gold (a)(c)	2,131,776
	Exploration Stage Canadian Gold Miner
		111,872,664
Number of Shares		Value
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(d)(e)	$14,231,248
	Farmland Operator in Uruguay
Energy & Minerals: Total		508,152,568
Total Equities: 97.0% (Cost: $7,228,403,959)		13,752,966,959	(f)
Short-Term Investments 3.2%
280,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	280,000,000
177,215,101	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	177,215,101
Total Short-Term Investments: 3.2% (Cost: $457,215,101)		457,215,101
Securities Lending Collateral 1.7%
236,439,798	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	236,439,798
Total Securities Lending Collateral: 1.7% (Cost: $236,439,798)		236,439,798
Total Investments: 101.9% (Cost: $7,922,058,858)(h)		14,446,621,858	(i)
Obligation to Return Collateral for Securities Loaned: (1.7)%		(236,439,798)
Cash and Other Assets Less Liabilities: (0.2)%		(27,973,810)
Net Assets: 100.0%		$14,182,208,250

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/15	Value	Dividend
Donaldson	7,952,000	-	-	7,952,000	$299,869,920	$1,312,080
Cepheid	5,350,800	-	441,000	4,909,800	279,367,620	-
Nordson (1)	3,130,000	-	96,000	3,034,000	237,683,560	667,480
Synageva BioPharma	2,419,209	-	468,891	1,950,318	190,214,515	-
Associated Banc-Corp	9,000,000	414,000	-	9,414,000	175,100,400	941,400
HEICO	3,626,750	-	112,000	3,514,750	174,120,715	-
Moog	2,456,000	-	429,000	2,027,000	152,126,350	-

> Notes to Statement of Investments

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/15	Value	Dividend
Generac (1)	3,632,000	-	650,000	2,982,000	$145,193,580	$-
Drew Industries	1,610,000	-	-	1,610,000	99,079,400	3,220,000
EdR	2,450,000	-	-	2,450,000	86,681,000	882,000
Rush Enterprises	3,200,000	-	-	3,200,000	86,100,000	-
Bankrate	6,300,300	949,700	-	7,250,000	82,215,000	-
SPS Commerce	1,330,000	-	254,000	1,076,000	72,199,600	-
Vonage	14,044,775	455,225	-	14,500,000	71,195,000	-
Knoll	3,366,000	-	530,000	2,836,000	66,447,480	361,264
Virtusa	1,658,000	-	88,000	1,570,000	64,966,600	-
ESCO Technologies	1,948,000	-	459,000	1,489,000	58,041,220	119,120
World Acceptance	808,343	-	20,921	787,422	57,418,812	-
GTT Communications	1,950,000	651,000	-	2,601,000	49,106,880	-
Terreno Realty	2,150,000	-	-	2,150,000	49,020,000	-
Thermon	1,940,094	43,735	-	1,983,829	47,750,764	-
McGrath Rentcorp	1,580,000	-	235,000	1,345,000	44,263,950	387,100
inContact	3,741,000	-	-	3,741,000	40,776,900	-
Navigant Consulting	4,128,523	-	1,028,523	3,100,000	40,176,000	-
Cavco Industries	500,000	-	-	500,000	37,530,000	-
Sarepta Therapeutics	2,523,900	-	-	2,523,900	33,517,392	-
PGT	3,592,200	-	727,000	2,865,200	32,018,610	-
Kirkland Lake Gold	6,347,100	350,100	-	6,697,200	28,765,361	-
Hackett Group	2,903,719	-	203,719	2,700,000	24,138,000	-
Boingo Wireless	2,800,000	100,000	-	2,900,000	21,866,000	-
CAI International (1)	1,500,000	-	661,000	839,000	20,614,230	-
Liquidity Services	1,600,000	-	-	1,600,000	15,808,000	-
Gaiam	2,100,000	-	-	2,100,000	15,309,000	-
Argonaut Gold	9,014,700	-	-	9,014,700	12,526,842	-
Rubicon Technology	2,500,000	-	-	2,500,000	9,850,000	-
Towerstream	4,000,000	-	-	4,000,000	8,640,000	-
ShaMaran Petroleum	28,962,000	78,599,000		107,561,000	7,643,196	-
Audience	2,150,000	-	506,000	1,644,000	7,463,760	-
Petromanas	67,500,000	-	-	67,500,000	2,664,719	-
Canadian Overseas Petroleum	32,515,500	-	-	32,515,500	2,090,623	-
Petrodorado Energy	2,600,000	-	-	2,600,000	205,282	-
Allied Nevada Gold (1)	7,103,513	-	7,103,513	-	-	-
Amber Road (1)	2,000,000	-	2,000,000	-	-	-
Boulder Brands (1)	3,484,000	-	3,484,000	-	-	-
E2Open (1)	2,575,000	-	2,575,000	-	-	-
Marlin Business Services (1)	902,210	-	902,210	-	-	-
RGS Energy (1)	5,000,000	-	5,000,000	-	-	-
Total of Affiliated Transactions	283,945,636	81,562,760	27,974,777	337,533,619	$2,949,766,281	$7,890,444

(1)  At March 31, 2015, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at March 31, 2015, was $1,518,703,816 and $2,546,274,911, respectively. Investments in affiliated companies represented 17.95% of the Fund's total net assets at March 31, 2015.

(c)  All or a portion of this security was on loan at March 31, 2015. The total market value of securities on loan at March 31, 2015 was $226,593,324.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At March 31, 2015, the market value of these securities amounted to $15,146,984, which represented 0.11% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$14,231,248
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591,152	519,798
MicroDose Therapeutx Contingent Value Rights	8/14/13	359,944	-	395,938
			$18,591,152	$15,146,984

(e)  Illiquid security.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

(f)  On March 31, 2015, the market value of foreign securities represented 2.20% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$182,468,980	1.30
Netherlands	44,199,270	0.31
Israel	32,783,400	0.23
India	30,033,135	0.21
Uruguay	14,231,248	0.10
Iraq	7,643,196	0.05
Colombia	205,282	0.00	*
Total Foreign Portfolio	$311,564,511	2.20

* Rounds to zero.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At March 31, 2015, for federal income tax purposes, the cost of investments was approximately $7,922,058,858 and net unrealized appreciation was $6,524,563,000 consisting of gross unrealized appreciation of $6,888,584,428 and gross unrealized depreciation of $364,021,428.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2014.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of March 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$4,060,675,641	$30,033,135	$—	$4,090,708,776
Industrial Goods & Services	3,322,835,399	—	—	3,322,835,399
Finance	1,720,027,436	—	—	1,720,027,436
Health Care	1,615,563,428	—	395,938	1,615,959,366
Consumer Goods & Services	1,575,530,099	—	—	1,575,530,099
Other Industries	919,753,315	—	—	919,753,315
Energy & Minerals	493,401,522	519,798	14,231,248	508,152,568
Total Equities	13,707,786,840	30,552,933	14,627,186	13,752,966,959
Total Short-Term Investments	457,215,101	—	—	457,215,101
Total Securities Lending Collateral	236,439,798	—	—	236,439,798
Total Investments	$14,401,441,739	$30,552,933	$14,627,186	$14,446,621,858

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA ACORN INTERNATIONAL®

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED)

	Number of Shares
	12/31/14	3/31/15
Purchases
Asia
> Japan
Aeon Financial Service	1,205,000	1,600,000
Aeon Mall	2,004,900	2,710,000
Glory	1,430,000	1,798,600
Hikari Tsushin	255,800	313,200
IHI	0	4,235,000
Kaken Pharmaceutical	0	686,800
Milbon	571,080	698,480
NGK Insulators	1,600,000	2,700,000
NGK Spark Plug	1,170,000	1,440,000
Nippon Shokubai	0	2,066,000
NOF	4,872,000	5,311,000
OBIC	688,000	772,000
Omron	462,000	512,000
Otsuka	419,300	629,900
Recruit Holdings	0	1,225,000
> Taiwan
Chroma Ate	6,427,000	7,611,000
Far EasTone Telecom	12,570,000	14,140,000
Hermes Microvision	174,750	211,750
Lite-On Technology	5,594,881	10,016,881
President Chain Store	7,306,000	9,100,000
Voltronic Power	0	1,000,000
> India
Bharti Infratel	0	6,229,667
Container Corporation of India	0	1,204,602
> Singapore
Mapletree Commercial Trust	53,724,268	55,000,000
Singapore Exchange	6,596,000	11,000,000
> Korea
CJ Hellovision	0	578,438
KT&G	349,317	536,317
LF Corp	758,028	1,119,428
Nongshim	94,000	145,900
> China
AMVIG Holdings	35,119,000	47,500,000
China Everbright International	0	28,645,000
Sihuan Pharmaceuticals	83,100,000	90,360,000
Sino Biopharmaceutical	0	23,671,000
> Hong Kong
Vitasoy International	5,818,000	9,347,000
> Indonesia
Link Net	37,000,000	43,000,000
Mayora Indah	5,600,000	6,000,000
	Number of Shares
	12/31/14	3/31/15
> Philippines
Melco Crown (Philippines) Resorts	78,170,000	90,000,000
Universal Robina	2,114,550	3,106,980
Europe
> United Kingdom
Abcam	4,550,000	4,800,000
Aggreko	1,300,000	1,980,000
Cable and Wireless	35,245,747	45,000,000
Halfords	3,277,885	4,372,390
Polypipe	6,534,800	7,430,000
> Sweden
Modern Times Group	0	1,137,000
Recipharm	0	979,403
> Germany
MTU Aero Engines	465,000	608,000
> Spain
Distribuidora Internacional de Alimentación	7,828,000	10,110,000
> France
Eutelsat	798,001	1,110,000
> Netherlands
Brunel	1,140,000	1,201,000
Gemalto	237,700	324,700
Vopak	404,124	718,124
> Italy
Industria Macchine Automatiche	0	385,950
Other Countries
> Canada
Baytex	1,108,857	1,358,857
DeeThree Exploration	3,298,377	4,490,105
Keyera	0	363,000
Prairie Sky Royalty	0	1,010,000
Vermilion Energy	0	898,000
> Australia
Spotless	42,700,000	46,578,144
> United States
Cimarex Energy	0	350,000
> Egypt
Commercial International Bank of Egypt	0	3,119,000
Latin America
> Brazil
Linx	1,184,000	1,400,000
Localiza Rent A Car	2,802,000	3,500,000

	Number of Shares
	12/31/14	3/31/15
Sales
Asia
> Japan
Aica Kogyo	1,246,000	1,012,000
Ariake Japan	1,129,000	876,300
Disco	434,400	292,400
Hoshizaki Electric	420,000	390,000
Japan Airport Terminal	960,000	600,000
Lifenet Insurance	488,700	0
Makita	600,000	258,000
Misumi Group	960,000	650,000
MonotaRO	575,600	352,600
Nabtesco	1,110,000	886,900
Nippon Kayaku	3,260,000	3,143,000
Nippon Paint Holdings	970,000	624,000
Park24	2,150,000	1,960,000
Shimano	208,000	0
Toyo Suisan Kaisha	792,900	370,900
> Taiwan
Largan Precision	364,000	293,000
> India
United Breweries	2,085,000	1,850,000
> Korea
Cheil Industries	122,726	0
Coway	295,580	0
Grand Korea Leisure	591,876	475,576
Paradise	974,261	0
Soulbrain	86,274	0
> China
CIMC Enric	17,890,000	0
WuXi PharmaTech - ADR	2,500,000	850,000
> Hong Kong
MGM China Holdings	7,247,000	0
Sa Sa International	33,757,000	25,223,000
> Indonesia
Surya Citra Media	54,535,800	11,854,300
> Philippines
Puregold Price Club	35,000,000	31,000,000
Robinsons Retail Holdings	17,000,000	16,000,000
Security Bank	5,000,000	0
> Malaysia
7-Eleven Malaysia Holdings	46,980,000	43,839,000
Aeon	22,609,800	17,441,500
Europe
> United Kingdom
Babcock International	4,000,000	3,300,000
Jardine Lloyd Thompson Group	3,950,000	2,630,000
	Number of Shares
	12/31/14	3/31/15
Rightmove	1,338,000	872,000
Smith & Nephew	1,510,000	1,280,000
> Sweden
Hexagon	2,168,522	1,723,394
Swedish Match	1,580,000	856,000
> Germany
Rational	130,000	117,000
Wirecard	1,663,000	1,350,000
> Spain
Viscofan	794,000	671,000
> France
Eurofins Scientific	146,000	90,000
> Netherlands
Aalberts Industries	2,491,770	2,103,770
> Switzerland
Partners Group	263,500	213,500
> Denmark
Jyske Bank	709,000	0
> Norway
Subsea 7	1,321,000	0
> Italy
Pirelli	2,787,000	1,909,000
Other Countries
> Canada
Black Diamond Group	551,976	0
Canadian Energy Services & Technology	3,622,000	0
CCL Industries	862,772	800,772
Horizon North Logistics	1,901,514	0
Trilogy Energy	766,000	0
> South Africa
Coronation Fund Managers	13,858,792	13,683,594
Naspers	777,188	493,188
Rand Merchant Insurance	20,179,300	19,045,300
> Australia
Amcor	6,725,000	4,270,000
Austbrokers	2,196,850	1,217,356
Domino's Pizza Enterprises	2,978,993	2,428,257
IAG	10,600,000	5,260,000
MMA Offshore	10,912,000	0
> United States
Chart Industries	225,000	0
FMC Technologies	168,213	0
Rowan	685,900	0
Textainer Group Holdings	1,272,297	933,297

COLUMBIA ACORN INTERNATIONAL®

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED), CONTINUED

	Number of Shares
	12/31/14	3/31/15
Sales (continued)
Latin America
> Brazil
Beadell Resources	37,336,982	3,421,215
> Mexico
Genomma Lab International	10,184,000	0
Gruma	2,200,000	0

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2015

Number of Shares		Value
		Equities: 96.0%
Asia 46.2%
	> Japan 22.1%
2,700,000	NGK Insulators	$57,527,649
	Ceramic Products for Auto, Power & Electronics
2,978,600	Kansai Paint	54,209,818
	Paint Producer in Japan, India, China & Southeast Asia
2,710,000	Aeon Mall	53,666,439
	Suburban Shopping Mall Developer, Owner & Operator
1,798,600	Glory	50,087,269
	Currency Handling Systems & Related Equipment
3,850,800	Ushio	47,732,799
	Industrial Light Sources
1,050,000	FamilyMart	43,993,378
	Convenience Store Operator
1,301,200	Benesse	40,933,231
	Education Service Provider
1,600,000	Aeon Financial Service	40,361,893
	Diversified Consumer-related Finance Company in Japan
28,000	Orix JREIT	40,103,071
	Diversified REIT
1,960,000	Park24	40,101,097
	Parking Lot Operator
2,728,000	Santen Pharmaceutical	39,790,123
	Specialty Pharma (Ophthalmic Medicine)
5,311,000	NOF	39,397,331
	Specialty Chemicals, Life Science & Rocket Fuels
3,143,000	Nippon Kayaku	39,352,399
	Functional Chemicals, Pharmaceuticals & Auto Safety Systems
1,440,000	NGK Spark Plug	38,655,375
	Automobile Parts
1,225,000	Recruit Holdings	38,221,789
	Recruitment & Media Services
600,000	Japan Airport Terminal	36,285,663
	Airport Terminal Operator at Haneda
277,620	Hirose Electric	35,743,745
	Electrical Connectors
752,800	Kintetsu World Express	33,836,654
	Airfreight Logistics
6,149	Kenedix Office Investment	33,739,618
	Tokyo Mid-size Office REIT
772,000	OBIC	32,736,918
	Computer Software
930,000	JIN (a)	32,205,104
	Eyeglasses Retailer
1,600,000	OSG	31,115,701
	Consumable Cutting Tools
1,470,000	Suruga Bank	30,527,007
	Regional Bank
Number of Shares		Value
2,066,000	Nippon Shokubai	$30,240,518
	Producer of Acrylic Acid & Super Absorbent Polymers used in Disposable Diapers
746,500	Ezaki Glico	30,178,682
	Confectionary, Ice Cream & Dairy Products
1,402,000	Tamron (b)	30,165,507
	Camera Lenses
876,300	Ariake Japan	30,082,564
	Commercial Soup & Sauce Extracts
2,736,000	Moshi Moshi Hotline	29,853,954
	Call Center Operator
292,400	Disco	29,833,863
	Semiconductor Dicing & Grinding Equipment
2,000,000	Toto	29,697,920
	Toilets & Bathroom Fittings
8,340,000	Aozora Bank	29,561,634
	Commercial Bank
1,580,000	Daiseki	28,490,844
	Waste Disposal & Recycling
629,900	Otsuka	26,843,300
	One-stop IT Services & Office Supplies Provider
650,000	Misumi Group	26,195,854
	Industrial Components Distributor
886,900	Nabtesco	25,621,857
	Machinery Components
390,000	Hoshizaki Electric	25,326,120
	Commercial Kitchen Equipment
643,000	Nakanishi	25,092,395
	Dental Tools & Machinery
1,107,000	Stanley Electric	24,987,566
	Automobile Lighting & LED Equipment
1,600,000	Doshisha	24,833,045
	Consumer Goods Wholesaler
12,050	Japan Retail Fund	23,944,337
	Largest Retail REIT in Japan
1,676,000	Rohto Pharmaceutical	23,822,025
	Pharmaceutical, Health & Beauty Products
5,092	Industrial & Infrastructure Fund	23,700,366
	Industrial REIT in Japan
783,600	Hamamatsu Photonics	23,619,405
	Optical Sensors for Medical & Industrial Applications
1,012,000	Aica Kogyo	23,564,882
	Laminated Sheets, Building Materials & Chemical Adhesives
512,000	Omron	23,065,167
	Electric Components for Factory Automation
309,000	Rinnai	22,900,276
	Gas Appliances for Home & Commercial Use
624,000	Nippon Paint Holdings	22,811,414
	Paints for Automotive, Decorative & Industrial Usage
698,480	Milbon	22,418,639
	Hair Products for Salons

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Japan—continued
1,914,500	Asahi Diamond Industrial	$21,850,149
	Consumable Diamond Tools
1,753,060	Nihon Parkerizing	21,205,884
	Metal Surface Treatment Chemicals & Processing Service
313,200	Hikari Tsushin	20,284,592
	Office IT/Mobiles/Insurance Distribution
835,000	Icom (b)	20,067,394
	Two Way Radio Communication Equipment
686,800	Kaken Pharmaceutical	19,855,165
	Pharmaceutical & Agrochemical Producer
4,235,000	IHI	19,801,717
	Industrial Conglomerates
258,000	Makita	13,369,642
	Power Tools
370,900	Toyo Suisan Kaisha	13,049,133
	Instant Noodles & Processed Foods
352,600	MonotaRO (a)	12,770,515
	Online Maintenance, Repair & Operations Goods Distributor in Japan
1,496	Kenedix Retail REIT	3,471,354
	Retail REIT in Japan
		1,752,901,750
	> Taiwan 4.6%
9,100,000	President Chain Store	68,396,889
	Convenience Chain Store Operator in Taiwan
14,140,000	Far EasTone Telecom	34,111,990
	Mobile Operator in Taiwan
2,081,000	St. Shine Optical	33,498,260
	Disposable Contact Lens Original Equipment Manufacturer
5,871,000	Novatek Microelectronics	30,299,818
	Display Related Integrated Circuit Designer
2,300,000	PChome Online	29,871,567
	Taiwanese Internet Retail Company
293,000	Largan Precision	25,188,620
	Mobile Device Camera Lenses & Modules
3,761,000	Delta Electronics	23,699,715
	Industrial Automation, Switching Power Supplies & Passive Components
3,034,686	Advantech	23,075,971
	Industrial PC & Components
13,516,000	Vanguard International Semiconductor	22,943,033
	Semiconductor Foundry
1,925,000	Ginko International	22,115,216
	Contact Lens Maker in China
7,611,000	Chroma Ate	18,886,325
	Automatic Test Systems, Testing & Measurement Instruments
10,016,881	Lite-On Technology	12,957,953
	Mobile Device, LED & PC Server Component Supplier
Number of Shares		Value
211,750	Hermes Microvision	$12,182,406
	E-Beam Inspection Systems for Semiconductor Integrated Circuits
1,000,000	Voltronic Power	9,900,562
	Uninterruptible Power Supply Products
		367,128,325
	> India 4.0%
13,478,000	Zee Entertainment Enterprises	73,597,561
	Indian Programmer of Pay Television Content
3,423,265	Asian Paints	44,411,409
	Indian Paint Company
6,229,667	Bharti Infratel	38,324,926
	Communications Towers
90,000	Bosch	36,559,217
	Automotive Parts
1,204,602	Container Corporation of India	30,474,445
	Railway Cargo Services
6,095,000	Adani Ports & Special Economic Zone	30,011,065
	Indian West Coast Shipping Port
920,000	Colgate Palmolive India	29,600,896
	Consumer Products in Oral Care
1,850,000	United Breweries	29,564,791
	Indian Brewer
		312,544,310
	> Singapore 3.0%
11,000,000	Singapore Exchange	65,223,007
	Singapore Equity & Derivatives Market Operator
55,000,000	Mapletree Commercial Trust	64,124,626
	Retail & Office Property Landlord
13,500,000	Ascendas REIT	25,464,137
	Industrial Property Landlord
8,500,000	Petra Foods	23,654,304
	Chocolate Manufacturer in Southeast Asia
17,742,000	CDL Hospitality Trust	22,688,971
	Hotel Owner Operator
20,865,750	Mapletree Logistics Trust	18,929,470
	Industrial Property Landlord
15,000,000	Mapletree Industrial Trust	17,254,695
	Industrial Property Landlord
		237,339,210
	> Korea 2.9%
536,317	KT&G	42,878,289
	Tobacco & Ginseng Products
249,671	CJ Corp	39,562,070
	Holding Company of Korean Consumer Conglomerate
631,865	LS Industrial Systems	36,302,491
	Electrical & Automation Equipment
145,900	Nongshim	32,000,598
	Instant Noodles, Snacks & Bottled Water
1,119,428	LF Corp	31,943,755
	Apparel Design & Retail
1,187,900	Cheil Worldwide (c)	25,734,223
	Advertising
475,576	Grand Korea Leisure (a)	16,189,361
	'Foreigner Only' Casino Group in Korea

Number of Shares		Value
	> Korea—continued
578,438	CJ Hellovision	$6,430,412
	Cable TV, Broadband & Mobile Virtual Network Operator
		231,041,199
	> China 2.8%
28,645,000	China Everbright International	48,043,333
	Private Municipal Waste Operator
90,360,000	Sihuan Pharmaceuticals (d)	47,915,014
	Chinese Generic Drug Manufacturer
850,000	WuXi PharmaTech - ADR (c)	32,963,000
	Contract Research Organization in China
560,250	BitAuto - ADR (a)(c)	28,505,520
	Automotive Information Website for Buyers & Dealers
23,671,000	Sino Biopharmaceutical	23,947,553
	Pharmaceutical Developer
47,500,000	AMVIG Holdings (b)	21,199,203
	Chinese Tobacco Packaging Material Supplier
32,790,000	NewOcean Energy (a)	16,214,941
	Southern China Liquefied Petroleum Gas Distributor
		218,788,564
	> Hong Kong 2.0%
52,849,000	Mapletree Greater China Commercial Trust	40,044,589
	Retail & Office Property Landlord
1,800,000	Melco Crown Entertainment - ADR	38,628,000
	Macau Casino Operator
15,000,000	Melco International	25,241,556
	Macau Casino Operator
13,120,000	Lifestyle International	23,387,925
	Mid- to High-end Department Store Operator in Hong Kong & China
9,347,000	Vitasoy International	14,612,505
	Hong Kong Soy Food Brand
25,223,000	Sa Sa International (a)	12,331,562
	Cosmetics Retailer
4,358,000	Kingboard Chemicals	6,896,783
	Paper & Glass Laminates, PCB, Specialty Chemicals & Properties
		161,142,920
	> Indonesia 1.6%
19,000,000	Matahari Department Store	28,572,485
	Department Store Chain in Indonesia
33,000,000	Tower Bersama Infrastructure	23,913,958
	Communications Towers
43,000,000	Link Net (c)	19,650,096
	Fixed Broadband & CATV Service Provider
324,290,000	Ace Indonesia	18,222,015
	Home Improvement Retailer
220,150,800	Arwana Citramulia	13,638,405
	Ceramic Tiles for Home Decoration
6,000,000	Mayora Indah	13,247,935
	Consumer Branded Food Manufacturer
Number of Shares		Value
54,460,800	MNC Sky Vision	$6,872,682
	Satellite Pay TV Operator in Indonesia
11,854,300	Surya Citra Media	3,075,780
	Free to Air TV Station in Indonesia
		127,193,356
	> Philippines 1.2%
16,000,000	Robinsons Retail Holdings	30,067,114
	Multi-format Retailer in the Philippines
31,000,000	Puregold Price Club	28,802,453
	Supermarket Operator in the Philippines
90,000,000	Melco Crown (Philippines) Resorts	18,437,287
	Integrated Resort Operator in Manila
3,106,980	Universal Robina	15,694,116
	Branded Consumer Food Manufacturer in the Philippines
		93,000,970
	> Thailand 1.1%
4,360,000	Airports of Thailand	37,468,787
	Airport Operator of Thailand
107,731,500	Home Product Center	26,982,536
	Home Improvement Retailer
14,485,000	Robinson Department Store	21,137,451
	Department Store Operator in Thailand
		85,588,774
	> Cambodia 0.5%
60,000,000	Nagacorp	39,837,465
	Casino & Entertainment Complex in Cambodia
	> Malaysia 0.4%
43,839,000	7-Eleven Malaysia Holdings	18,939,490
	Exclusive 7-Eleven Franchisor for Malaysia
17,441,500	Aeon	13,924,175
	Shopping Center & Department Store Operator
410,300	Astro Malaysia Holdings	353,945
	Largest Pay TV Operator in Malaysia
		33,217,610
Asia: Total		3,659,724,453
Europe 30.3%
	> United Kingdom 9.7%
1,300,000	Spirax Sarco	65,733,891
	Steam Systems for Manufacturing & Process Industries
3,300,000	Babcock International	48,139,956
	Public Sector Outsourcer
2,430,000	WH Smith	46,690,913
	Newsprint, Books & General Stationery Retailer
1,980,000	Aggreko	44,788,588
	Temporary Power & Temperature Control Services

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> United Kingdom—continued
2,630,000	Jardine Lloyd Thompson Group	$40,847,051
	International Business Insurance Broker
45,000,000	Cable and Wireless	40,580,484
	Telecommunications Service Provider in the Caribbean
872,000	Rightmove	38,685,198
	Internet Real Estate Listings
473,398	Whitbread	36,759,324
	UK Hotelier & Coffee Shop
39,805,000	Assura	36,756,594
	UK Primary Health Care Property Developer
4,800,000	Abcam	34,478,114
	Online Sales of Antibodies
14,379,428	Connect Group (b)	32,902,209
	Newspaper & Magazine Distributor
958,646	Fidessa Group	31,370,544
	Software for Financial Trading Systems
2,660,000	Domino's Pizza UK & Ireland	30,584,995
	Pizza Delivery in the UK, Ireland & Germany
7,430,000	Polypipe	30,361,802
	Manufacturer of Plastic Piping & Fittings
4,372,390	Halfords	29,768,064
	UK Retailer of Leisure Goods & Auto Parts
2,725,000	Halma	28,155,791
	Health & Safety Sensor Technology
4,712,000	Ocado (c)	24,555,590
	Online Grocery Retailer
5,650,001	Elementis	24,268,770
	Specialty Chemicals
3,075,000	PureCircle (c)	23,605,530
	Natural Sweeteners
1,280,000	Smith & Nephew	21,826,005
	Medical Equipment & Supplies
908,500	AVEVA	19,859,269
	Engineering Software
5,800,000	RPS Group	19,384,181
	Consultant Specializing in Energy, Water, Urban Planning, Health & Safety
1,480,000	Shaftesbury	18,204,048
	London Prime Retail REIT
		768,306,911
	> Sweden 3.3%
1,723,394	Hexagon	61,189,258
	Design, Measurement & Visualization Software & Equipment
948,422	Unibet	52,034,555
	European Online Gaming Operator
3,255,024	Sweco	41,767,331
	Engineering Consultants
1,137,000	Modern Times Group	34,819,232
	Leading Nordic TV Broadcaster
Number of Shares		Value
1,044,000	Mekonomen	$27,578,479
	Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service
856,000	Swedish Match	25,168,699
	Swedish Snus
979,403	Recipharm	20,868,244
	Contract Development Manufacturing Organization
		263,425,798
	> Germany 3.2%
608,000	MTU Aero Engines	59,565,285
	Airplane Engine Components & Services
1,350,000	Wirecard	56,896,015
	Online Payment Processing & Risk Management
795,000	NORMA Group	39,914,542
	Clamps for Automotive & Industrial Applications
117,000	Rational	39,108,699
	Commercial Ovens
795,000	Aurelius	33,200,743
	European Turnaround Investor
745,000	Elringklinger	22,335,498
	Automobile Components
		251,020,782
	> Spain 2.5%
10,110,000	Distribuidora Internacional de Alimentación	78,898,061
	Discount Retailer in Spain & Latin America
671,000	Viscofan	40,997,093
	Sausage Casings Maker
6,564,000	Prosegur	37,381,026
	Security Guards
830,000	Bolsas y Mercados Españoles	36,962,561
	Spanish Stock Markets
		194,238,741
	> France 2.5%
1,350,000	Neopost	74,248,723
	Postage Meter Machines
1,110,000	Eutelsat	36,820,093
	Fixed Satellite Services
163,400	Norbert Dentressangle	27,653,030
	European Logistics & Transport Group
729,096	Saft	26,646,043
	Niche Battery Manufacturer
90,000	Eurofins Scientific	24,223,322
	Food, Pharmaceuticals & Materials Screening & Testing
1,831,204	Hi-Media (a)(c)	4,331,806
	Online Advertiser in Europe
		193,923,017
	> Netherlands 2.4%
2,103,770	Aalberts Industries	66,210,805
	Flow Control & Heat Treatment
718,124	Vopak	39,631,057
	Operator of Petroleum & Chemical Storage Terminals
324,700	Gemalto	25,871,571
	Digital Security Solutions

Number of Shares		Value
	> Netherlands—continued
790,670	Arcadis	$25,392,286
	Engineering Consultants
1,201,000	Brunel	22,973,243
	Temporary Specialist & Energy Staffing
114,395	Core Labs (a)	11,953,133
	Oil & Gas Reservoir Consulting
		192,032,095
	> Switzerland 2.0%
179,000	Geberit	66,984,611
	Plumbing Supplies
213,500	Partners Group	63,650,182
	Private Markets Asset Management
72,500	INFICON	25,906,179
	Gas Detection Instruments
		156,540,972
	> Denmark 1.6%
1,932,063	SimCorp	63,395,100
	Software for Investment Managers
1,315,800	Novozymes	60,064,949
	Industrial Enzymes
		123,460,049
	> Finland 1.1%
7,766,000	Sponda	33,325,704
	Office, Retail & Logistics Properties
1,669,000	Tikkurila	31,826,484
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
711,000	Konecranes	22,404,346
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
		87,556,534
	> Norway 0.7%
2,613,864	Atea	29,446,002
	Nordic IT Hardware/Software Reseller & Integrator
3,784,000	Orkla	28,559,071
	Food & Brands, Aluminum, Chemicals Conglomerate
		58,005,073
	> Italy 0.6%
1,909,000	Pirelli	31,599,156
	Global Tire Supplier
385,950	Industria Macchine Automatiche	18,158,768
	Food & Drugs Packaging & Machinery
		49,757,924
	> Kazakhstan 0.5%
5,143,000	Halyk Savings Bank of Kazakhstan - GDR	38,006,770
	Retail Bank & Insurer in Kazakhstan
	> Belgium 0.2%
516,965	EVS Broadcast Equipment	19,241,329
	Digital Live Mobile Production Software & Systems
Europe: Total		2,395,515,995
Number of Shares		Value
Other Countries 16.8%
	> Canada 4.6%
800,772	CCL Industries	$90,095,148
	Global Label Converter
898,000	Vermilion Energy (a)	37,754,925
	Canadian Exploration & Production Company
3,188,000	CAE	37,202,353
	Flight Simulator Equipment & Training Centers
1,067,730	ShawCor	29,674,388
	Oil & Gas Pipeline Products
490,200	Onex Capital	28,466,472
	Private Equity
2,115,898	Rona	27,063,714
	Canadian Home Improvement Retailer
363,000	Keyera	24,146,500
	Integrated Supply of Hydrocarbon Processing, Transport & Storage
1,010,000	Prairie Sky Royalty	23,827,563
	Canadian Owner of Oil & Gas Mineral Interests
3,360,105	DeeThree Exploration (b)(c)	16,899,348
1,130,000	DeeThree Exploration (b)(c)(e)	5,569,569
	Canadian Oil & Gas Producer
531,286	Ag Growth	21,586,181
	Manufacturer of Augers & Grain Handling Equipment
1,358,857	Baytex	21,489,800
	Oil & Gas Producer in Canada
		363,775,961
	> South Africa 4.4%
13,683,594	Coronation Fund Managers	110,604,076
	South African Fund Manager
493,188	Naspers	75,650,609
	Media in Africa, China, Russia & other Emerging Markets
19,045,300	Rand Merchant Insurance	72,523,066
	Directly Sold Property & Casualty Insurance; Holdings in other Insurers
2,644,083	Mr. Price	56,551,952
	South African Retailer of Apparel, Household & Sporting Goods
8,679,940	Northam Platinum (c)	32,809,939
	Platinum Mining in South Africa
		348,139,642
	> Australia 4.0%
46,578,144	Spotless	80,341,311
	Facility Management & Catering Company
2,428,257	Domino's Pizza Enterprises	68,488,949
	Domino's Pizza Operator in Australia & New Zealand
12,550,000	Challenger Financial	68,127,203
	Annuity Provider in Australia
4,270,000	Amcor	45,496,668
	Global Leader in Flexible & Rigid Packaging
5,260,000	IAG	24,348,489
	General Insurance Provider

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Australia—continued
5,000,000	Estia Health (c)	$23,344,573
	Residential Aged Care Operator
1,217,356	Austbrokers	8,025,667
	Local Australian Small Business Insurance Broker
		318,172,860
	> United States 1.8%
350,000	Cimarex Energy	40,281,500
	Oil & Gas Producer in Texas, New Mexico & Oklahoma
350,000	Synageva BioPharma (a)(c)	34,135,500
	Biotech Focused on Orphan Diseases
912,000	Bladex	29,904,480
	Latin American Trade Financing House
933,297	Textainer Group Holdings	27,989,577
	Top International Container Leasor
634,500	Hornbeck Offshore (c)	11,934,945
	Supply Vessel Operator in Gulf of Mexico
		144,246,002
	> New Zealand 1.1%
10,800,000	Auckland International Airport	36,276,163
	Auckland Airport Operator
8,000,000	Sky City Entertainment	24,485,318
	Casino & Entertainment Complex
4,011,000	Ryman Healthcare	23,473,337
	Retirement Village Operator
		84,234,818
	> Israel 0.6%
791,000	Caesarstone	48,021,610
	Quartz Countertops
	> Egypt 0.3%
3,119,000	Commercial International Bank of Egypt	22,992,074
	Leading Private Universal Bank in Egypt
Other Countries: Total		1,329,582,967
Latin America 2.7%
	> Brazil 1.1%
3,500,000	Localiza Rent A Car	40,115,305
	Car Rental
6,487,000	Odontoprev	22,256,474
	Dental Insurance
1,400,000	Linx	20,423,932
	Retail Management Software in Brazil
3,421,215	Beadell Resources	668,635
	Gold Mining in Brazil
		83,464,346
	> Mexico 0.7%
252,000	Grupo Aeroportuario del Sureste - ADR (c)	33,873,840
	Mexican Airport Operator
12,339,000	Qualitas	22,326,443
	Auto Insurer in Mexico & Central America
		56,200,283
Number of Shares		Value
	> Colombia 0.3%
23,377,000	Isagen	$27,423,019
	Colombian Electricity Provider
	> Guatemala 0.2%
1,626,600	Tahoe Resources	17,825,753
	Silver Project in Guatemala
	> Chile 0.2%
921,000	Sociedad Quimica y Minera de Chile - ADR	16,808,250
	Producer of Specialty Fertilizers, Lithium & Iodine
	> Uruguay 0.2%
1,306,818	Union Agriculture Group (c)(d)(e)	14,231,248
	Farmland Operator in Uruguay
Latin America: Total		215,952,899
Total Equities: 96.0% (Cost: $5,887,120,937)		7,600,776,314	(f)
Short-Term Investments 3.0%
220,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	220,000,000
18,955,990	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	18,955,990
Total Short-Term Investments: 3.0% (Cost: $238,955,990)		238,955,990
Securities Lending Collateral 0.8%
64,494,251	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	64,494,251
Total Securities Lending Collateral: 0.8% (Cost: $64,494,251)		64,494,251
Total Investments: 99.8% (Cost: $6,190,571,178)(h)		7,904,226,555	(i)
Obligation to Return Collateral for Securities Loaned: (0.8)%		(64,494,251)
Cash and Other Assets Less Liabilities: 1.0%		76,968,177
Net Assets: 100.0%		$7,916,700,481

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at March 31, 2015. The total market value of securities on loan at March 31, 2015 was $61,874,636.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/15	Value	Dividend
Connect Group	14,379,428	—	—	14,379,428	$32,902,209	$1,445,996
Tamron	1,402,000	—	—	1,402,000	30,165,507	—
DeeThree Exploration	3,298,377	1,191,728	—	4,490,105	22,468,917	—
AMVIG Holdings	35,119,000	12,381,000	—	47,500,000	21,199,203	1,771,515
Icom	835,000	—	—	835,000	20,067,394	105,159
Total of Affiliated Transactions	55,033,805	13,572,728	—	68,606,533	$126,803,230	$3,322,670

  The aggregate cost and value of these companies at March 31, 2015, was $135,989,948 and $126,803,230, respectively. Investments in affiliated companies represented 1.60% of the Fund's total net assets at March 31, 2015.

(c)  Non-income producing security.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At March 31, 2015, the market value of these securities amounted to $19,800,817, which represented 0.25% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$14,231,248
DeeThree Exploration	9/7/10	1,130,000	2,950,812	5,569,569
			$17,950,812	$19,800,817

(f)  On March 31, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,752,901,750	22.1
Euro	975,817,289	12.3
British Pound	768,306,911	9.7
U.S. Dollar	407,237,374	5.2
Other currencies less than 5% of total net assets	3,696,512,990	46.7
Total Equities	$7,600,776,314	96.0

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At March 31, 2015, for federal income tax purposes, the cost of investments was approximately $6,190,571,178 and net unrealized appreciation was $1,713,655,377 consisting of gross unrealized appreciation of $2,053,936,632 and gross unrealized depreciation of $340,281,255.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2014.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$100,096,520	$3,511,712,919	$47,915,014	$3,659,724,453
Europe	11,953,133	2,383,562,862	-	2,395,515,995
Other Countries	550,474,004	779,108,963	-	1,329,582,967
Latin America	201,053,016	668,635	14,231,248	215,952,899
Total Equities	863,576,673	6,675,053,379	62,146,262	7,600,776,314
Total Short-Term Investments	238,955,990	-	-	238,955,990
Total Securities Lending Collateral	64,494,251	-	-	64,494,251
Total Investments	$1,167,026,914	$6,675,053,379	$62,146,262	$7,904,226,555

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$-	$55,274,689	$55,274,689	$-

  There were no transfers of financial assets between levels 1 and 2 during the period. Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA ACORN INTERNATIONAL®

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At March 31, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Machinery	$530,793,001	6.7
Industrial Materials & Specialty Chemicals	517,728,665	6.5
Other Industrial Services	440,656,780	5.6
Electrical Components	227,017,895	2.9
Outsourcing Services	188,835,536	2.4
Conglomerates	167,532,689	2.1
Construction	97,346,414	1.2
Waste Management	48,043,333	0.6
Industrial Distribution	12,770,515	0.2
	2,230,724,828	28.2
> Consumer Goods & Services
Retail	664,552,991	8.4
Food & Beverage	291,855,950	3.7
Casinos & Gaming	214,853,543	2.7
Nondurables	179,214,101	2.3
Restaurants	135,833,268	1.7
Other Durable Goods	118,142,373	1.5
Consumer Goods Distribution	107,620,742	1.3
Furniture & Textiles	48,021,610	0.6
Educational Services	40,933,231	0.5
Travel	40,115,304	0.5
Apparel	31,943,755	0.4
Consumer Electronics	30,165,507	0.4
Other Consumer Services	23,387,925	0.3
	1,926,640,300	24.3
> Information
Business Software	228,975,021	2.9
Internet Related	142,841,327	1.8
Financial Processors	122,119,022	1.5
Mobile Communications	116,418,269	1.5
Computer Hardware & Related Equipment	114,747,101	1.4
Semiconductors & Related Equipment	95,259,120	1.2
Entertainment Programming	73,597,561	0.9
Instrumentation	70,661,521	0.9
Advertising	68,287,818	0.9
Computer Services	56,289,302	0.7
Satellite Broadcasting & Services	44,046,720	0.6
Telephone & Data Services	40,580,484	0.5
TV Broadcasting	37,895,011	0.5
Business Information & Marketing Services	29,853,954	0.4
Cable TV	26,080,507	0.3
Telecommunications Equipment	25,188,620	0.3
	1,292,841,358	16.3
	Value	Percentage of Net Assets
> Finance
Insurance	$258,454,394	3.3
Banks	191,353,858	2.4
Brokerage & Money Management	174,254,258	2.2
Finance Companies	56,456,049	0.7
Financial Processors	36,962,561	0.5
	717,481,120	9.1
> Other Industries
Real Estate	455,418,019	5.8
Transportation	202,031,927	2.6
Regulated Utilities	27,423,019	0.3
	684,872,965	8.7
> Health Care
Pharmaceuticals	185,339,101	2.4
Medical Supplies	90,091,589	1.1
Medical Equipment & Devices	46,918,399	0.6
Health Care Services	46,817,909	0.5
Biotechnology & Drug Delivery	34,135,501	0.5
	403,302,499	5.1
> Energy & Minerals
Oil & Gas Producers	145,822,704	1.9
Mining	63,257,461	0.8
Oil Refining, Marketing & Distribution	79,992,498	1.0
Oil Services	41,609,333	0.5
Agricultural Commodities	14,231,248	0.1
	344,913,244	4.3
Total Equities:	7,600,776,314	96.0
Short-Term Investments:	238,955,990	3.0
Securities Lending Collateral:	64,494,251	0.8
Total Investments:	7,904,226,555	99.8
Obligation to Return Collateral for Securities Loaned:	(64,494,251)	(0.8)
Cash and Other Assets Less Liabilities:	76,968,177	1.0
Net Assets:	$7,916,700,481	100.0

COLUMBIA ACORN USA®

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED)

	Number of Shares
	12/31/14	3/31/15
Purchases
Information
Amber Road	0	816,768
DemandWare	119,000	145,000
Gogo	0	422,081
Rubicon Technology	50,657	600,000
Solera Holdings	0	196,000
Textura	128,934	373,934
Consumer Goods & Services
Performance Sports Group	0	359,668
The Fresh Market	184,000	234,000
Finance
Marlin Business Services	91,000	418,543
Patriot National	0	515,590
Health Care
Agios Pharmaceuticals	0	26,000
HealthSouth	124,200	154,200
Ultragenyx Pharmaceutical	60,385	154,000
Other Industries
Heartland Express	0	414,000
Energy & Minerals
Carrizo Oil & Gas	120,000	148,000
	Number of Shares
	12/31/14	3/31/15
Sales
Information
Ansys	330,000	230,000
CalAmp	281,000	0
E2Open	196,000	0
Exa	171,861	0
Five9	315,000	0
Informatica	633,000	214,000
IPG Photonics	427,000	383,000
Ixia	369,000	0
Mettler-Toledo International	157,000	141,000
NetSuite	134,000	116,929
Industrial Goods & Services
Acuity Brands	106,000	64,000
ESCO Technologies	320,000	247,000
Generac	317,000	276,000
KAR Auction Services	151,000	0
Middleby	129,000	91,000
Moog	312,000	238,000
Thermon	312,013	260,598
Consumer Goods & Services
Avis Budget Group	791,950	425,950
B&G Foods	65,000	0
Boulder Brands	612,705	0
Buffalo Wild Wings	18,500	0
Caesarstone (Israel)	225,187	189,814
Casey's General Stores	130,279	73,931
Fox Factory Holding	102,184	0
Hertz	469,000	345,000
Interface	502,000	0
Kate Spade & Company	135,000	0
Michaels Stores	368,564	203,784
Shutterfly	185,991	147,845
Finance
Associated Banc-Corp	993,000	930,000
CAI International	673,208	495,208
City National	130,000	0
Enstar Group	33,728	0
McGrath Rentcorp	315,000	227,000
Textainer Group Holdings	83,000	0
Valley National Bancorp	546,750	0
World Acceptance	180,689	135,125

	Number of Shares
	12/31/14	3/31/15
Sales (continued)
Heath Care
Akorn	657,117	442,117
Allscripts Healthcare Solutions	581,600	343,600
BioMarin Pharmaceutical	33,600	0
Celldex Therapeutics	349,300	280,300
Cepheid	558,500	494,500
NPS Pharmaceuticals	177,200	0
Seattle Genetics	380,800	286,800
Synageva BioPharma	317,200	271,469
Other Industries
DCT Industrial Trust	217,750	0
Extra Space Storage	832,000	611,000
St. Joe	153,098	0
Energy & Minerals
Bonanza Creek Energy	47,000	0
Chart Industries	84,000	0
Core Labs (Netherlands)	55,000	39,000
Hornbeck Offshore	198,000	137,000
US Silica	49,000	0
WPX Energy	129,000	0

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2015

Number of Shares		Value
		Equities: 94.3%
Information 23.8%
	> Business Software 8.0%
230,000	Ansys (a)	$20,283,700
	Simulation Software for Engineers & Designers
249,424	SPS Commerce (a)	16,736,351
	Supply Chain Management Software Delivered via the Web
116,929	NetSuite (a)	10,846,334
	End-to-end IT Systems Solution Delivered via the Web
373,934	Textura (a)	10,163,526
	Construction Vendor Management Software
196,000	Solera Holdings	10,125,360
	Software for Automotive Insurance Claims Processing
214,000	Informatica (a)	9,384,970
	Enterprise Data Integration Software
145,000	DemandWare (a)	8,830,500
	E-Commerce Website Platform for Retailers & Apparel Manufacturers
816,768	Amber Road (a)	7,555,104
	Global Trade Management Software Delivered via the Web
82,000	Envestnet (a)	4,598,560
	Technology Platform for Investment Advisors
97,000	Fleetmatics (a)	4,350,450
	Fleet Management Software
394,187	inContact (a)	4,296,638
	Call Center Systems Delivered via the Web & Telco Services
		107,171,493
	> Instrumentation 6.6%
141,000	Mettler-Toledo International (a)	46,339,650
	Laboratory Equipment
383,000	IPG Photonics (a)	35,504,100
	Fiber Lasers
274,000	Trimble Navigation (a)	6,904,800
	GPS-based Instruments
		88,748,550
	> Computer Services 3.1%
506,000	ExlService Holdings (a)	18,823,200
	Business Process Outsourcing
227,000	Virtusa (a)	9,393,260
	Offshore IT Outsourcing
327,000	WNS - ADR (a)	7,952,640
	Offshore Business Process Outsourcing Services
432,000	Hackett Group	3,862,080
	IT Integration & Best Practice Research
302,000	RCM Technologies	2,023,400
	Technology & Engineering Services
		42,054,580
Number of Shares		Value
	> Semiconductors & Related Equipment 1.4%
152,000	Monolithic Power Systems	$8,002,800
	High Performance Analog & Mixed Signal Integrated Circuits
970,000	Atmel	7,983,100
	Microcontrollers, Radio Frequency & Memory Semiconductors
600,000	Rubicon Technology (a)(b)	2,364,000
	Producer of Sapphire for the Lighting, Electronics & Automotive Industries
		18,349,900
	> Computer Hardware & Related Equipment 1.2%
101,000	Rogers (a)	8,303,210
	Printed Circuit Materials & High Performance Foams
78,000	Belden	7,297,680
	Specialty Cable
		15,600,890
	> Mobile Communications 0.8%
422,081	Gogo (a)(b)	8,044,864
	Provider of Wi-Fi on Airplanes
23,000	SBA Communications (a)	2,693,300
	Communications Towers
		10,738,164
	> Internet Related 0.7%
280,831	RetailMeNot (a)(b)	5,057,766
	Digital Coupon Marketplace
951,000	Vonage (a)	4,669,410
	Business & Consumer Internet Telephony
		9,727,176
	> Telecommunications Equipment 0.7%
484,278	Infinera (a)	9,525,748
	Optical Networking Equipment
	> Financial Processors 0.6%
77,000	Global Payments	7,059,360
	Credit Card Processor
153,000	Liquidity Services (a)	1,511,640
	E-Auctions for Surplus & Salvage Goods
		8,571,000
	> Business Information & Marketing Services 0.4%
211,000	RPX (a)	3,036,290
	Patent Aggregation & Defensive Patent Consulting
218,000	Bankrate (a)	2,472,120
	Internet Advertising for the Insurance, Credit Card & Banking Markets
		5,508,410
	> Telephone & Data Services 0.3%
621,000	Boingo Wireless (a)	4,682,340
	Wi-Fi & Cellular Communications Networks
Information: Total		320,678,251

Number of Shares		Value
Industrial Goods & Services 21.9%
	> Machinery 17.3%
793,000	Ametek	$41,664,220
	Aerospace/Industrial Instruments
515,000	Nordson	40,345,100
	Dispensing Systems for Adhesives & Coatings
725,500	HEICO	35,941,270
	FAA-approved Aircraft Replacement Parts
855,000	Donaldson	32,242,050
	Industrial Air Filtration
238,000	Moog (a)	17,861,900
	Motion Control Products for Aerospace, Defense & Industrial Markets
222,000	Toro	15,566,640
	Turf Maintenance Equipment
276,000	Generac (a)	13,438,440
	Standby Power Generators
247,000	ESCO Technologies	9,628,060
	Industrial Filtration & Advanced Measurement Equipment
91,000	Middleby (a)	9,341,150
	Manufacturer of Cooking Equipment
239,000	Kennametal	8,051,910
	Consumable Cutting Tools
149,293	Dorman Products (a)(b)	7,427,327
	Aftermarket Auto Parts Distributor
64,000	Graham	1,534,080
	Designer & Builder of Vacuum & Heat Transfer Equipment for Process Industries
		233,042,147
	> Industrial Materials & Specialty Chemicals 2.4%
539,000	Drew Industries	33,170,060
	RV & Manufactured Home Components
	> Electrical Components 1.3%
64,000	Acuity Brands	10,762,240
	Commercial Lighting Fixtures
260,598	Thermon (a)	6,272,594
	Global Engineered Thermal Solutions
		17,034,834
	> Industrial Distribution 0.5%
90,000	WESCO International (a)	6,290,100
	Industrial Distributor
	> Construction 0.4%
449,000	PGT (a)	5,017,575
	Wind Resistant Windows & Doors
Industrial Goods & Services: Total		294,554,716
Consumer Goods & Services 14.8%
	> Travel 3.7%
425,950	Avis Budget Group (a)	25,137,439
	Car Rental Company
281,000	HomeAway (a)	8,477,770
	Vacation Rental Online Marketplace
Number of Shares		Value
345,000	Hertz (a)	$7,479,600
	U.S. Rental Car Operator
89,666	Choice Hotels	5,744,901
	Franchisor of Budget Hotel Brands
29,000	Vail Resorts	2,999,180
	Ski Resort Operator & Developer
		49,838,890
	> Retail 3.0%
207,500	Burlington Stores (a)	12,329,650
	Off-price Apparel Retailer
234,000	The Fresh Market (a)	9,509,760
	Specialty Food Retailer
147,845	Shutterfly (a)	6,688,508
	Internet Photo-centric Retailer
73,931	Casey's General Stores	6,661,183
	Owner/Operator of Convenience Stores
203,784	Michaels Stores (a)	5,514,395
	Craft & Hobby Specialty Retailer
		40,703,496
	> Consumer Goods Distribution 2.5%
260,000	Pool	18,137,600
	Swimming Pool Supplies & Equipment Distributor
134,000	United Natural Foods (a)	10,323,360
	Distributor of Natural/Organic Foods to Grocery Stores
268,276	The Chefs' Warehouse (a)	6,017,431
	Distributor of Specialty Foods to Fine Dining Restaurants
		34,478,391
	> Other Durable Goods 2.2%
187,000	Cavco Industries (a)	14,036,220
	Manufactured Homes
297,000	Select Comfort (a)	10,237,590
	Specialty Mattresses
296,000	Gentex	5,416,800
	Manufacturer of Auto Parts
		29,690,610
	> Furniture & Textiles 1.5%
189,814	Caesarstone (Israel)	11,523,608
	Quartz Countertops
357,000	Knoll	8,364,510
	Office Furniture
		19,888,118
	> Restaurants 0.7%
79,000	Papa John's International	4,882,990
	Franchisor of Pizza Restaurants
68,000	Fiesta Restaurant Group (a)	4,148,000
	Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana
		9,030,990
	> Other Consumer Services 0.7%
252,000	Blackhawk Network (a)	8,958,600
	Third-party Distributor of Prepaid Content, Mostly Gift Cards

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Leisure Products 0.5%
359,668	Performance Sports Group (a)	$7,013,526
	Sporting Goods Manufacturer
Consumer Goods & Services: Total		199,602,621
Finance 12.7%
	> Banks 7.9%
733,000	MB Financial	22,950,230
	Chicago Bank
140,000	SVB Financial Group (a)	17,785,600
	Bank to Venture Capitalists
930,000	Associated Banc-Corp	17,298,000
	Midwest Bank
392,597	Lakeland Financial	15,931,586
	Indiana Bank
1,484,641	First Busey	9,932,249
	Illinois Bank
228,000	Hancock Holding	6,808,080
	Gulf Coast Bank
695,000	TrustCo Bank	4,781,600
	New York State Bank
172,101	Sandy Spring Bancorp	4,514,209
	Baltimore & Washington, D.C. Bank
379,000	First Commonwealth	3,411,000
	Western Pennsylvania Bank
154,849	Guaranty Bancorp	2,626,239
	Colorado Bank
		106,038,793
	> Finance Companies 2.8%
495,208	CAI International (a)	12,167,261
	International Container Leasing
135,125	World Acceptance (a)(b)	9,853,315
	Personal Loans
418,543	Marlin Business Services	8,383,416
	Small Equipment Leasing
227,000	McGrath Rentcorp	7,470,570
	Mini-rental Conglomerate
		37,874,562
	> Insurance 0.9%
515,590	Patriot National (a)	6,547,993
	Underwriting, Claims Administration & Case Management Outsourcing for Workers Comp Insurers
135,000	Allied World Assurance Company Holdings	5,454,000
	Commercial Lines Insurance/Reinsurance
		12,001,993
	> Savings & Loans 0.6%
373,487	LegacyTexas	8,489,359
	Texas Thrift
	> Brokerage & Money Management 0.5%
139,000	SEI Investments	6,128,510
	Mutual Fund Administration & Investment Management
Finance: Total		170,533,217
Number of Shares		Value
Health Care 12.5%
	> Biotechnology & Drug Delivery 5.2%
271,469	Synageva BioPharma (a)(b)	$26,476,371
	Biotech Focused on Orphan Diseases
286,800	Seattle Genetics (a)	10,138,380
	Antibody-based Therapies for Cancer
154,000	Ultragenyx Pharmaceutical (a)	9,561,860
	Biotech Focused on "Ultra-Orphan" Drugs
280,300	Celldex Therapeutics (a)	7,811,961
	Biotech Developing Drugs for Cancer
17,800	Intercept Pharmaceuticals (a)(b)	5,019,956
	Biotech Developing Drugs for Several Diseases
338,500	Sarepta Therapeutics (a)(b)	4,495,280
	Biotech Focused on Rare Diseases
40,100	Alnylam Pharmaceuticals (a)	4,187,242
	Biotech Developing Drugs Primarily for Rare Diseases
26,000	Agios Pharmaceuticals (a)(b)	2,451,800
	Biotech Focused on Cancer & Orphan Diseases
		70,142,850
	> Medical Supplies 3.3%
494,500	Cepheid (a)	28,137,050
	Molecular Diagnostics
135,200	Bio-Techne	13,559,208
	Maker of Consumables & Systems for the Life Science Market
86,300	VWR (a)	2,242,937
	Distributor of Lab Supplies
		43,939,195
	> Health Care Services 1.8%
184,500	Medidata Solutions (a)	9,047,880
	Cloud-based Software for Drug Studies
154,200	HealthSouth	6,840,312
	Inpatient Rehabilitation Facilities & Home Health Care
110,500	Envision Healthcare Holdings (a)	4,237,675
	Provider of Health Care Outsourcing Services
343,600	Allscripts Healthcare Solutions (a)	4,109,456
	Health Care IT
46,268	Castlight Health (a)	359,040
	Provider of Cloud-based Software for Managing Health Care Costs
		24,594,363
	> Pharmaceuticals 1.5%
442,117	Akorn (a)	21,004,979
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
	> Medical Equipment & Devices 0.7%
200,300	Wright Medical Group (a)	5,167,740
	Foot & Ankle Replacement

Number of Shares		Value
	> Medical Equipment & Devices—continued
61,200	Abaxis	$3,923,532
	Instruments & Tests for Vet & Medical Markets
		9,091,272
Health Care: Total		168,772,659
Other Industries 6.2%
	> Real Estate 4.3%
611,000	Extra Space Storage	41,285,270
	Self Storage Facilities
328,933	EdR	11,637,649
	Student Housing
91,000	Post Properties	5,180,630
	Multifamily Properties
		58,103,549
	> Transportation 1.9%
468,091	Rush Enterprises, Class A (a)	12,806,970
105,000	Rush Enterprises, Class B (a)	2,595,600
	Truck Sales & Service
414,000	Heartland Express	9,836,640
	Regional Trucker
		25,239,210
Other Industries: Total		83,342,759
Energy & Minerals 2.4%
	> Oil & Gas Producers 1.7%
148,000	Carrizo Oil & Gas (a)	7,348,200
	Oil & Gas Producer
89,000	SM Energy	4,599,520
	Oil & Gas Producer
83,000	PDC Energy (a)	4,485,320
	Oil & Gas Producer in the United States
77,000	Clayton Williams (a)	3,898,510
	Oil & Gas Producer
159,000	Rosetta Resources (a)	2,706,180
	Oil & Gas Producer Exploring in Texas
		23,037,730
	> Oil Services 0.4%
137,000	Hornbeck Offshore (a)	2,576,970
	Supply Vessel Operator in Gulf of Mexico
Number of Shares		Value
51,000	Gulfport Energy (a)	$2,341,410
	Oil & Gas Producer Focused on Utica Shale in Ohio
		4,918,380
	> Mining 0.3%
39,000	Core Labs (Netherlands) (b)	4,075,110
	Oil & Gas Reservoir Consulting
Energy & Minerals: Total		32,031,220
Total Equities: 94.3% (Cost: $655,552,202)		1,269,515,443	(c)
Short-Term Investments 4.7%
64,164,090	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	64,164,090
Total Short-Term Investments: 4.7% (Cost: $64,164,090)		64,164,090
Securities Lending Collateral 2.6%
34,441,850	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (d)	34,441,850
Total Securities Lending Collateral: 2.6% (Cost: $34,441,850)		34,441,850
Total Investments: 101.6% (Cost: $754,158,142)(e)		1,368,121,383	(f)
Obligation to Return Collateral for Securities Loaned: (2.6)%		(34,441,850)
Cash and Other Assets Less Liabilities: 1.0%		12,248,583
Net Assets: 100.0%		$1,345,928,116

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2015. The total market value of securities on loan at March 31, 2015 was $33,038,748.

(c)  On March 31, 2015, the market value of foreign securities represented 1.16% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Israel	$11,523,608	0.86
Netherlands	4,075,110	0.30
Total Foreign Portfolio	$15,598,718	1.16

(d)  Investment made with cash collateral received from securities lending activity.

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

(e)  At March 31, 2015, for federal income tax purposes, the cost of investments was approximately $754,158,142 and net unrealized appreciation was $613,963,241 consisting of gross unrealized appreciation of $641,020,566 and gross unrealized depreciation of $27,057,325.

(f)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2014.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$320,678,251	$-	$-	$320,678,251
Industrial Goods & Services	294,554,716	-	-	294,554,716
Consumer Goods & Services	199,602,621	-	-	199,602,621
Finance	170,533,217	-	-	170,533,217
Health Care	168,772,659	-	-	168,772,659
Other Industries	83,342,759	-	-	83,342,759
Energy & Minerals	32,031,220	-	-	32,031,220
Total Equities	1,269,515,443	-	-	1,269,515,443
Total Short-Term Investments	64,164,090	-	-	64,164,090
Total Securities Lending Collateral	34,441,850	-	-	34,441,850
Total Investments	$1,368,121,383	$-	$-	$1,368,121,383

  There were no transfers of financial assets between levels during the period.

COLUMBIA ACORN INTERNATIONAL SELECTSM

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED)

	Number of Shares
	12/31/14	3/31/15
Purchases
Asia
> Japan
Aeon Mall	0	133,000
KDDI	360,000	399,000
Recruit Holdings	222,500	297,400
Secom	108,000	132,000
> Singapore
CapitaMall Trust	0	6,491,000
> Korea
KT&G	34,400	68,400
Europe
> United Kingdom
Aggreko	0	97,000
WH Smith	0	126,000
> Germany
MTU Aero Engines	0	56,000
> Switzerland
Geberit	0	7,300
> Spain
Distribuidora Internacional de Alimentación	0	655,000
> France
Eutelsat	105,081	145,081
> Netherlands
Vopak	0	44,000
Other Countries
> Canada
Vermilion Energy	0	56,000
> South Africa
Coronation Fund Managers	390,000	569,000
	Number of Shares
	12/31/14	3/31/15
Sales
Asia
> Japan
NGK Spark Plug	264,000	206,300
Park24	212,000	181,000
> Singapore
Ascendas REIT	7,916,000	2,650,000
Europe
> United Kingdom
Babcock International	556,000	330,000
Jardine Lloyd Thompson Group	290,000	155,000
Smith & Nephew	151,000	140,000
> Switzerland
Partners Group	26,680	21,040
> Spain
Viscofan	66,000	44,000
> Sweden
Hexagon	97,000	62,900
Swedish Match	248,000	120,000
> Denmark
Jyske Bank	67,300	0
Other Countries
> Australia
Amcor	470,000	350,000
IAG	1,300,000	514,000
> Canada
Baytex	370,000	0
CCL Industries	78,000	67,000
Goldcorp	295,000	258,000
> South Africa
Naspers	42,000	33,000

COLUMBIA ACORN INTERNATIONAL SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2015

Number of Shares		Value
		Equities: 95.0%
Asia 43.5%
	> Japan 25.2%
297,400	Recruit Holdings	$9,279,314
	Recruitment & Media Services
399,000	KDDI	9,014,420
	Mobile & Fixed Line Communication Service Provider in Japan
132,000	Secom	8,804,444
	Security Services
190,000	Japan Tobacco	6,006,824
	Cigarettes
206,300	NGK Spark Plug	5,537,919
	Automobile Parts
777,000	Seven Bank	3,831,182
	ATM Processing Services
181,000	Park24	3,703,214
	Parking Lot Operator
2,560	Orix JREIT	3,666,566
	Diversified REIT
1,600	Nippon Prologis REIT	3,522,192
	Logistics REIT in Japan
133,000	Aeon Mall	2,633,814
	Suburban Shopping Mall Developer, Owner & Operator
1,300	Japan Retail Fund	2,583,207
	Largest Retail REIT in Japan
32,200	Rinnai	2,386,372
	Gas Appliances for Home & Commercial Use
		60,969,468
	> Singapore 11.3%
2,036,000	Singapore Exchange	12,072,185
	Singapore Equity & Derivatives Market Operator
6,491,000	CapitaMall Trust	10,391,560
	Singapore Commercial Property Real Estate Investment Trust
2,650,000	Ascendas REIT	4,998,516
	Industrial Property Landlord
		27,462,261
	> Korea 7.0%
37,194	CJ Corp	5,893,642
	Holding Company of Korean Consumer Conglomerate
23,200	Samsung Fire and Marine	5,593,763
	Non-life Insurance
68,400	KT&G	5,468,547
	Tobacco & Ginseng Products
		16,955,952
Asia: Total		105,387,681
Number of Shares		Value
Europe 29.8%
	> United Kingdom 7.4%
330,000	Babcock International	$4,813,996
	Public Sector Outsourcer
47,689	Whitbread	3,703,048
	UK Hotelier & Coffee Shop
126,000	WH Smith	2,421,010
	Newsprint, Books & General Stationery Retailer
155,000	Jardine Lloyd Thompson Group	2,407,336
	International Business Insurance Broker
140,000	Smith & Nephew	2,387,219
	Medical Equipment & Supplies
97,000	Aggreko	2,194,188
	Temporary Power & Temperature Control Services
		17,926,797
	> Germany 7.3%
1,305,500	Telefonica Deutschland	7,507,185
	Mobile & Fixed-line Communications in Germany
56,000	MTU Aero Engines	5,486,277
	Airplane Engine Components & Services
107,400	Wirecard	4,526,394
	Online Payment Processing & Risk Management
		17,519,856
	> Switzerland 3.7%
21,040	Partners Group	6,272,599
	Private Markets Asset Management
7,300	Geberit	2,731,774
	Plumbing Supplies
		9,004,373
	> Spain 3.2%
655,000	Distribuidora Internacional de Alimentación	5,111,596
	Discount Retailer in Spain & Latin America
44,000	Viscofan	2,688,334
	Sausage Casings Maker
		7,799,930
	> Sweden 2.4%
120,000	Swedish Match	3,528,322
	Swedish Snus
62,900	Hexagon	2,233,270
	Design, Measurement & Visualization Software & Equipment
		5,761,592
	> France 2.0%
145,081	Eutelsat	4,812,519
	Fixed Satellite Services
	> Norway 1.6%
511,000	Orkla	3,856,682
	Food & Brands, Aluminum, Chemicals Conglomerate

Number of Shares		Value
	> Denmark 1.2%
65,500	Novozymes	$2,990,009
	Industrial Enzymes
	> Netherlands 1.0%
44,000	Vopak	2,428,225
	Operator of Petroleum & Chemical Storage Terminals
Europe: Total		72,099,983
Other Countries 17.2%
	> Australia 7.2%
2,062,000	Challenger Financial	11,193,490
	Annuity Provider in Australia
350,000	Amcor	3,729,235
	Global Leader in Flexible & Rigid Packaging
514,000	IAG	2,379,301
	General Insurance Provider
		17,302,026
	> Canada 6.0%
67,000	CCL Industries	7,538,194
	Global Label Converter
258,000	Goldcorp	4,674,960
	Gold Mining
56,000	Vermilion Energy (a)	2,354,428
	Canadian Exploration & Production Company
		14,567,582
	> South Africa 4.0%
33,000	Naspers	5,061,903
	Media in Africa, China, Russia & other Emerging Markets
569,000	Coronation Fund Managers	4,599,210
	South African Fund Manager
		9,661,113
Other Countries: Total		41,530,721
Number of Shares		Value
Latin America 4.5%
	> Guatemala 2.7%
588,000	Tahoe Resources	$6,443,835
	Silver Project in Guatemala
	> Brazil 1.0%
12,057,582	Beadell Resources	2,356,508
	Gold Mining in Brazil
	> Uruguay 0.8%
191,666	Union Agriculture Group (b)(c)(d)	2,087,243
	Farmland Operator in Uruguay
Latin America: Total		10,887,586
Total Equities: 95.0% (Cost: $202,446,123)		229,905,971	(e)
Securities Lending Collateral 0.5%
1,257,745	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	1,257,745
Total Securities Lending Collateral: 0.5% (Cost: $1,257,745)		1,257,745
Total Investments: 95.5% (Cost: $203,703,868)(g)		231,163,716	(h)
Obligation to Return Collateral for Securities Loaned: (0.5)%		(1,257,745)
Cash and Other Assets Less Liabilities: 5.0%		12,053,755
Net Assets: 100.0%		$241,959,726

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at March 31, 2015. The total market value of securities on loan at March 31, 2015 was $1,197,778.

(b)  Non-income producing security.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At March 31, 2015, the market value of this security amounted to $2,087,243, which represented 0.86% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	191,666	$2,200,000	$2,087,243

COLUMBIA ACORN INTERNATIONAL SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

(e)  On March 31, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$60,969,468	25.2
Euro	32,560,529	13.5
Singapore Dollar	27,462,261	11.3
Australian Dollar	19,658,534	8.1
British Pound	17,926,797	7.4
South Korean Won	16,955,952	7.0
Canadian Dollar	16,336,457	6.8
Other currencies less than 5% of total net assets	38,035,973	15.7
Total Equities	$229,905,971	95.0

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At March 31, 2015, for federal income tax purposes, the cost of investments was approximately $203,703,868 and net unrealized appreciation was $27,459,848 consisting of gross unrealized appreciation of $43,885,109 and gross unrealized depreciation of $16,425,261.

(h)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2014.

  At March 31, 2015, the Fund had entered into the following forward foreign currency exchange contract:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	110,534,400	$9,000,000	4/15/15	$(92,633)

  The counterparty for all forward foreign currency exchange contracts is Morgan Stanley.

USD - U.S. Dollar

ZAR - South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models

> Notes to Statement of Investments

used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$-	$105,387,681	$-	$105,387,681
Europe	-	72,099,983	-	72,099,983
Other Countries	14,567,582	26,963,139	-	41,530,721
Latin America	6,443,835	2,356,508	2,087,243	10,887,586
Total Equities	21,011,417	206,807,311	2,087,243	229,905,971
Total Securities Lending Collateral	1,257,745	-	-	1,257,745
Total Investments	$22,269,162	$206,807,311	$2,087,243	$231,163,716
Unrealized Depreciation on:
Forward Foreign Currency Exchange Contracts	-	(92,633)	-	(92,633)
Total	$22,269,162	$206,714,678	$2,087,243	$231,071,083

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA ACORN INTERNATIONAL SELECTSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At March 31, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Information
Financial Processors	$16,598,580	6.9
Advertising	9,279,314	3.8
Mobile Communications	9,014,420	3.7
Telephone & Data Services	7,507,185	3.1
Internet Related	5,061,903	2.1
Satellite Broadcasting & Services	4,812,519	2.0
Business Software	2,233,270	0.9
	54,507,191	22.5
> Consumer Goods & Services
Nondurables	19,013,566	7.8
Other Durable Goods	7,924,291	3.3
Retail	7,532,606	3.1
Food & Beverage	6,216,656	2.6
Restaurants	3,703,048	1.5
	44,390,167	18.3
> Industrial Goods & Services
Other Industrial Services	20,188,122	8.4
Conglomerates	9,750,325	4.0
Industrial Materials & Specialty Chemicals	6,719,244	2.8
Outsourcing Services	4,813,996	2.0
Construction	2,731,775	1.1
	44,203,462	18.3
> Finance
Insurance	21,573,889	8.9
Brokerage & Money Management	10,871,808	4.5
Banks	3,831,182	1.6
	36,276,879	15.0
> Other Industries
Real Estate	27,795,854	11.5
	27,795,854	11.5
> Energy & Minerals
Mining	13,475,304	5.6
Oil Refining, Marketing & Distribution	2,428,225	1.0
Oil & Gas Producers	2,354,427	1.0
Agricultural Commodities	2,087,243	0.8
	20,345,199	8.4
	Value	Percentage of Net Assets
> Health Care
Medical Equipment & Devices	$2,387,219	1.0
	2,387,219	1.0
Total Equities:	229,905,971	95.0
Securities Lending Collateral:	1,257,745	0.5
Total Investments:	231,163,716	95.5
Obligation to Return Collateral for Securities Loaned:	(1,257,745)	(0.5)
Cash and Other Assets Less Liabilities:	12,053,755	5.0
Net Assets:	$241,959,726	100.0

COLUMBIA ACORN SELECTSM

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED)

	Number of Shares
	12/31/14	3/31/15
Purchases
Industrial Goods & Services
LKQ	780,000	1,050,000
Information
Bankrate	0	595,000
Solera Holdings	0	390,000
Finance
Associated Banc-Corp	635,000	915,000
Eaton Vance	0	348,000
Consumer Goods & Services
Fossil	0	120,000
Health Care
Ultragenyx Pharmaceutical	0	91,000
Energy & Minerals
Carrizo Oil & Gas	0	106,000
Cimarex Energy	0	45,000
Core Labs (Netherlands)	27,000	47,000
Gulfport Energy	0	109,000
	Number of Shares
	12/31/14	3/31/15
Sales
Industrial Goods & Services
Ametek	779,000	754,000
Kennametal	280,000	260,000
Pall	177,000	163,000
Information
Ansys	190,000	163,000
Informatica	241,000	147,000
Mettler-Toledo International	84,500	59,500
SBA Communications	83,000	60,000
WNS—ADR	1,245,493	875,000
Finance
City National	200,000	0
CNO Financial Group	1,270,000	960,000
Discover Financial Services	319,000	0
Consumer Goods & Services
Casey's General Stores	86,875	0
Hertz	138,000	0
PVH	83,000	0
ULTA	109,000	0
Vail Resorts	210,000	157,080
Heath Care
Cepheid	322,500	243,000
Intercept Pharmaceuticals	18,000	0
Energy & Minerals
Canacol (Colombia)	1,654,000	0
Rowan	173,000	0
ShaMaran Petroleum (Iraq)	20,290,500	0
Other Industries
EdR	341,666	275,000
Extra Space Storage	230,000	166,000
Post Properties	355,000	197,000

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2015

Number of Shares		Value
		Equities: 97.7%
Industrial Goods & Services 27.7%
	> Machinery 18.3%
754,000	Ametek	$39,615,160
	Aerospace/Industrial Instruments
764,000	Donaldson	28,810,440
	Industrial Air Filtration
264,000	Nordson	20,681,760
	Dispensing Systems for Adhesives & Coatings
163,000	Pall	16,363,570
	Life Science, Water & Industrial Filtration
260,000	Kennametal	8,759,400
	Consumable Cutting Tools
		114,230,330
	> Other Industrial Services 4.3%
1,050,000	LKQ (a)	26,838,000
	Alternative Auto Parts Distribution
	> Industrial Distribution 2.8%
167,000	Airgas	17,720,370
	Industrial Gas Distributor
	> Outsourcing Services 2.3%
500,000	Quanta Services (a)	14,265,000
	Electrical Transmission & Pipeline Contracting Services
Industrial Goods & Services: Total		173,053,700
Information 27.5%
	> Business Software 6.6%
390,000	Solera Holdings	20,147,400
	Software for Automotive Insurance Claims Processing
163,000	Ansys (a)	14,374,970
	Simulation Software for Engineers & Designers
147,000	Informatica (a)	6,446,685
	Enterprise Data Integration Software
		40,969,055
	> Instrumentation 5.3%
59,500	Mettler-Toledo International (a)	19,554,675
	Laboratory Equipment
525,000	Trimble Navigation (a)	13,230,000
	GPS-based Instruments
		32,784,675
	> Computer Hardware & Related Equipment 4.7%
495,000	Amphenol	29,170,350
	Electronic Connectors
	> Computer Services 3.4%
875,000	WNS - ADR (a)	21,280,000
	Offshore Business Process Outsourcing Services
	> Telecommunications Equipment 3.3%
181,000	F5 Networks (a)	20,804,140
	Internet Traffic Management Equipment
Number of Shares		Value
	> Internet Related 1.3%
1,635,000	Vonage (a)	$8,027,850
	Business & Consumer Internet Telephony
	> Mobile Communications 1.1%
60,000	SBA Communications (a)	7,026,000
	Communications Towers
	> Business Information & Marketing Services 1.1%
595,000	Bankrate (a)	6,747,300
	Internet Advertising for the Insurance, Credit Card & Banking Markets
	> Semiconductors & Related Equipment 0.7%
535,000	Atmel	4,403,050
	Microcontrollers, Radio Frequency & Memory Semiconductors
Information: Total		171,212,420
Finance 12.0%
	> Brokerage & Money Management 6.6%
610,000	SEI Investments	26,894,900
	Mutual Fund Administration & Investment Management
348,000	Eaton Vance	14,490,720
	Specialty Mutual Funds
		41,385,620
	> Banks 2.7%
915,000	Associated Banc-Corp	17,019,000
	Midwest Bank
	> Insurance 2.7%
960,000	CNO Financial Group	16,531,200
	Life, Long-term Care & Medical Supplement Insurance
Finance: Total		74,935,820
Consumer Goods & Services 10.5%
	> Retail 4.5%
444,578	The Fresh Market (a)	18,067,650
	Specialty Food Retailer
120,000	Fossil (a)	9,894,000
	Watch Designer & Retailer
		27,961,650
	> Travel 2.6%
157,080	Vail Resorts	16,245,213
	Ski Resort Operator & Developer
	> Other Consumer Services 1.7%
294,000	Blackhawk Network (a)	10,451,700
	Third-party Distributor of Prepaid Content, Mostly Gift Cards
	> Consumer Goods Distribution 1.6%
134,000	United Natural Foods (a)	10,323,360
	Distributor of Natural/Organic Foods to Grocery Stores

Number of Shares		Value
	> Food & Beverage 0.1%
1,315,000	GLG Life Tech (Canada) (a)	$327,050
	Producer of an All-natural Sweetener Extracted from the Stevia Plant
Consumer Goods & Services: Total		65,308,973
Health Care 8.1%
	> Medical Supplies 4.5%
243,000	Cepheid (a)	13,826,700
	Molecular Diagnostics
325,000	VWR (a)	8,446,750
	Distributor of Lab Supplies
41,000	Henry Schein (a)	5,724,420
	Distributor of Dental, Vet & Medical Products
		27,997,870
	> Biotechnology & Drug Delivery 3.6%
121,769	Synageva BioPharma (a)(b)	11,876,131
	Biotech Focused on Orphan Diseases
91,000	Ultragenyx Pharmaceutical (a)	5,650,190
	Biotech Focused on "Ultra-Orphan" Drugs
148,000	Seattle Genetics (a)	5,231,800
	Antibody-based Therapies for Cancer
		22,758,121
Health Care: Total		50,755,991
Energy & Minerals 6.7%
	> Agricultural Commodities 3.1%
1,742,424	Union Agriculture Group (Uruguay) (a)(c)(d)	18,974,997
	Farmland Operator in Uruguay
	> Oil & Gas Producers 2.0%
106,000	Carrizo Oil & Gas (a)	5,262,900
	Oil & Gas Producer
45,000	Cimarex Energy	5,179,050
	Oil & Gas Producer in Texas, New Mexico & Oklahoma
22,500,000	Canadian Overseas Petroleum (Canada) (a)(d)(e)	1,392,316
	Oil & Gas Exploration Offshore West Africa
16,000,000	Petromanas (Canada) (a)(b)	631,637
	Exploring for Oil in Albania
3,036,000	Petrodorado Energy (Colombia) (a)(e)	239,706
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
		12,705,609
	> Oil Services 0.8%
109,000	Gulfport Energy (a)	5,004,190
	Oil & Gas Producer Focused on Utica Shale in Ohio
	> Mining 0.8%
47,000	Core Labs (Netherlands) (b)	4,911,030
	Oil & Gas Reservoir Consulting
Energy & Minerals: Total		41,595,826
Number of Shares		Value
Other Industries 5.2%
	> Real Estate 5.2%
166,000	Extra Space Storage	$11,216,620
	Self Storage Facilities
197,000	Post Properties	11,215,210
	Multifamily Properties
275,000	EdR	9,729,500
	Student Housing
		32,161,330
Other Industries: Total		32,161,330
Total Equities: 97.7% (Cost: $435,570,795)		609,024,060	(f)
Short-Term Investments 2.6%
16,316,617	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	16,316,617
Total Short-Term Investments: 2.6% (Cost: $16,316,617)		16,316,617
Securities Lending Collateral 1.0%
6,411,300	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	6,411,300
Total Securities Lending Collateral: 1.0% (Cost: $6,411,300)		6,411,300
Total Investments: 101.3% (Cost: $458,298,712)(h)		631,751,977	(i)
Obligation to Return Collateral for Securities Loaned: (1.0)%		(6,411,300)
Cash and Other Assets Less Liabilities: (0.3)%		(1,843,478)
Net Assets: 100.0%		$623,497,199

ADR - American Depositary Receipts

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2015. The total market value of securities on loan at March 31, 2015 was $6,198,822.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At March 31, 2015, the market value of these securities amounted to $20,367,313, which represented 3.27% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,742,424	$20,000,000	$18,974,997
Canadian Overseas Petroleum	11/24/10	22,500,000	9,596,330	1,392,316
			$29,596,330	$20,367,313

(e)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/15	Value	Dividend
Canadian Overseas Petroleum	22,500,000	-	-	22,500,000	$1,392,316	$-
Petrodorado Energy	3,370,000	-	334,000	3,036,000	239,706	-
Total of Affiliated Transactions	25,870,000	-	334,000	25,536,000	$1,632,022	$-

The aggregate cost and value of these companies at March 31, 2015, was $20,784,680 and $1,632,022, respectively. Investments in affiliated companies represented 0.26% of the Fund's total net assets at March 31, 2015.

(f)  On March 31, 2015, the market value of foreign securities represented 4.25% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Uruguay	$18,974,997	3.04
Netherlands	4,911,030	0.79
Canada	2,351,003	0.38
Colombia	239,706	0.04
Total Foreign Portfolio	$26,476,736	4.25

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At March 31, 2015, for federal income tax purposes, the cost of investments was approximately $458,298,712 and net unrealized appreciation was $173,453,265 consisting of gross unrealized appreciation of $208,526,283 and gross unrealized depreciation of $35,073,018.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2014.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing

> Notes to Statement of Investments

procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$173,053,700	$-	$-	$173,053,700
Information	171,212,420	-	-	171,212,420
Finance	74,935,820	-	-	74,935,820
Consumer Goods & Services	65,308,973	-	-	65,308,973
Health Care	50,755,991	-	-	50,755,991
Energy & Minerals	21,228,513	1,392,316	18,974,997	41,595,826
Other Industries	32,161,330	-	-	32,161,330
Total Equities	588,656,747	1,392,316	18,974,997	609,024,060
Total Short-Term Investments	16,316,617	-	-	16,316,617
Total Securities Lending Collateral	6,411,300	-	-	6,411,300
Total Investments	$611,384,664	$1,392,316	$18,974,997	$631,751,977

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

  The following table reconciles asset balances for the period ending March 31, 2015, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2015
Equities
Energy & Minerals	$15,908,331	$-	$3,066,666	$-	$-	$-	$-	$18,974,997

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at March 31, 2015, which were valued using significant unobservable inputs (Level 3), amounted to $3,066,666.

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at March 31, 2015	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities
Energy & Minerals	$18,974,997	Market comparable companies	Discount for lack of marketability	7	% to 23%

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA THERMOSTAT FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2015

Number of Shares		Value
	> Affiliated Bond Funds 89.7%
44,390,962	Columbia Short Term Bond Fund, Class I (a)	$442,133,980
29,765,306	Columbia Intermediate Bond Fund, Class I (a)	277,115,001
21,998,052	Columbia Income Opportunities Fund, Class I (a)	221,740,366
29,925,334	Columbia U.S. Government Mortgage Fund, Class I (a)	166,085,604
Total Affiliated Bond Funds: (Cost: $1,092,874,322)		1,107,074,951
	> Affiliated Stock Funds 9.9%
562,762	Columbia Acorn International, Class I (a)	24,530,805
1,296,966	Columbia Dividend Income Fund, Class I (a)	24,357,023
551,616	Columbia Acorn Fund, Class I (a)(b)	18,374,326
831,211	Columbia Contrarian Core Fund, Class I (a)	18,203,519
533,606	Columbia Acorn Select, Class I (a)(b)	12,288,941
564,010	Columbia Large Cap Enhanced Core Fund, Class I (a)	12,182,612
634,659	Columbia Select Large Cap Growth Fund, Class I (a)(b)	12,064,869
Total Affiliated Stock Funds: (Cost: $88,174,334)		122,002,095
Number of Shares		Value
	> Short-Term Investments 0.3%
4,155,573	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	$4,155,573
Total Short-Term Investments: (Cost: $4,155,573)		4,155,573
Total Investments: 99.9% (Cost: $1,185,204,229)(c)		1,233,232,619	(d)
Cash and Other Assets Less Liabilities: 0.1%		1,228,809
Net Assets: 100.0%		$1,234,461,428

> Notes to Statement of Investments

(a)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/15	Value	Dividend
Columbia Short Term Bond Fund, Class I	42,849,246	2,448,736	907,020	44,390,962	$442,133,980	$1,205,740
Columbia Intermediate Bond Fund, Class I	28,994,280	1,711,274	940,248	29,765,306	277,115,001	2,018,327
Columbia Income Opportunities Fund, Class I	21,780,174	1,364,586	1,146,708	21,998,052	221,740,366	2,647,214
Columbia U.S. Government Mortgage Fund, Class I	28,883,507	1,814,285	772,458	29,925,334	166,085,604	1,207,571
Columbia Acorn International, Class I	898,450	-	335,688	562,762	24,530,805	-
Columbia Dividend Income Fund, Class I	1,962,468	8,696	674,198	1,296,966	24,357,023	166,261
Columbia Acorn Fund, Class I	879,308	-	327,692	551,616	18,374,326	-
Columbia Contrarian Core Fund, Class I	1,291,662	-	460,451	831,211	18,203,519	-
Columbia Acorn Select, Class I	836,113	-	302,507	533,606	12,288,941	-
Columbia Large Cap Enhanced Core Fund, Class I	870,296	-	306,286	564,010	12,182,612	-
Columbia Select Large Cap Growth Fund, Class I	1,023,561	-	388,902	634,659	12,064,869	-
Total of Affiliated Transactions	130,269,065	7,347,577	6,562,158	131,054,484	$1,229,077,046	$7,245,113

The aggregate cost and value of these companies at March 31, 2015, was $1,181,048,656 and $1,229,077,046 respectively. Investments in affiliated companies represented 99.56% of the Fund's total net assets at March 31, 2015.

(b)  Non-income producing security.

(c)  At March 31, 2015, for federal income tax purposes, the cost of investments was approximately $1,185,204,229 and net unrealized appreciation was $48,028,390 consisting of gross unrealized appreciation of $48,654,804 and gross unrealized depreciation of $626,414.

(d)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2014.

COLUMBIA THERMOSTAT FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Affiliated Bond Funds	$1,107,074,951	$-	$-	$1,107,074,951
Total Affiliated Stock Funds	122,002,095	-	-	122,002,095
Total Short-Term Investments	4,155,573	-	-	4,155,573
Total Investments	$1,233,232,619	$-	$-	$1,233,232,619

  There were no transfers of financial assets between levels during the period.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED)

	Number of Shares
	12/31/14	3/31/15
Purchases
Asia
> Taiwan
President Chain Store	1,058,000	1,240,000
Voltronic Power	0	404,000
> China
AMVIG Holdings	30,774,000	31,000,000
BitAuto - ADR	114,558	126,580
China Everbright International	0	3,128,000
Sino Biopharmaceutical	0	4,925,000
Xinhua Winshare Publishing	0	2,146,000
> India
Bharti Infratel	0	730,342
Container Corporation of India	0	140,070
> Indonesia
Mayora Indah	2,183,600	2,300,000
> Philippines
Melco Crown (Philippines) Resorts	39,172,300	41,313,300
> Korea
The Basic House	358,365	421,000
> Hong Kong
Melco International	5,181,000	5,817,000
> Malaysia
7-Eleven Malaysia Holdings	10,810,900	12,777,900
Astro Malaysia Holdings	0	114,500
Europe
> United Kingdom
PureCircle	544,900	580,790
> France
Eutelsat	161,154	200,000
Latin America
> Brazil
Linx	255,000	280,000
Localiza Rent A Car	557,970	677,970
> Mexico
Qualitas	2,069,000	2,500,000
Other Countries
> Egypt
Commercial International Bank of Egypt	0	593,000
	Number of Shares
	12/31/14	3/31/15
Sales
Asia
> Taiwan
Advantech	720,988	598,988
Largan Precision	71,000	55,000
Vanguard International Semiconductor	3,461,000	2,814,000
> China
WuXi PharmaTech - ADR	307,909	121,000
> India
United Breweries	419,349	353,739
> Indonesia
Matahari Department Store	6,909,600	4,248,600
MNC Sky Vision	61,966,600	61,839,700
> Philippines
Puregold Price Club	8,198,200	5,613,200
Robinsons Retail Holdings	3,814,910	2,636,090
Security Bank	1,601,770	0
> Korea
Grand Korea Leisure	132,149	98,149
Koh Young Technology	295,533	256,088
Paradise	121,818	0
> Hong Kong
Sa Sa International	7,471,799	5,583,799
> Malaysia
Aeon	4,592,100	4,006,700
Europe
> Sweden
Hexagon	288,064	207,455
> Italy
Pirelli	393,882	270,882
> Turkey
Aviva	54,624	0
Latin America
> Brazil
Beadell Resources	3,663,018	335,646
> Mexico
Genomma Lab International	2,278,100	0
Other Countries
> South Africa
Coronation Fund Managers	2,003,746	1,955,513
Rand Merchant Insurance	2,851,148	2,599,148
> Morocco
Holcim Maroc	4,273	0

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2015

Number of Shares		Value
		Equities: 97.1%
Asia 65.6%
	> Taiwan 11.3%
1,240,000	President Chain Store	$9,320,016
	Convenience Chain Store Operator in Taiwan
570,000	PChome Online	7,402,954
	Taiwanese Internet Retail Company
420,000	St. Shine Optical	6,760,821
	Disposable Contact Lens Original Equipment Manufacturer
2,050,990	Chroma Ate	5,089,432
	Automatic Test Systems, Testing & Measurement Instruments
2,814,000	Vanguard International Semiconductor	4,776,686
	Semiconductor Foundry
55,000	Largan Precision	4,728,239
	Mobile Device Camera Lenses & Modules
598,988	Advantech	4,554,748
	Industrial PC & Components
360,000	Ginko International	4,135,832
	Contact Lens Maker in China
404,000	Voltronic Power	3,999,827
	Uninterruptible Power Supply Products
		50,768,555
	> China 11.3%
31,000,000	AMVIG Holdings	13,835,269
	Chinese Tobacco Packaging Material Supplier
126,580	BitAuto - ADR (a)	6,440,390
	Automotive Information Website for Buyers & Dealers
11,951,000	Sihuan Pharmaceuticals (b)	6,337,233
	Chinese Generic Drug Manufacturer
11,330,000	NewOcean Energy	5,602,784
	Southern China Liquefied Petroleum Gas Distributor
3,128,000	China Everbright International	5,246,275
	Private Municipal Waste Operator
4,925,000	Sino Biopharmaceutical	4,982,540
	Pharmaceutical Developer
121,000	WuXi PharmaTech - ADR (a)	4,692,380
	Contract Research Organization in China
2,146,000	Xinhua Winshare Publishing	2,091,010
	Sichuan Publisher, Distributor & Retailer
257,000	Phoenix New Media - ADR (a)	1,457,190
	Internet Advertising
		50,685,071
	> India 10.8%
2,422,982	Zee Entertainment Enterprises	13,230,862
	Indian Programmer of Pay Television Content
1,737,269	Adani Ports & Special Economic Zone	8,554,109
	Indian West Coast Shipping Port
Number of Shares		Value
17,632	Bosch	$7,162,357
	Automotive Parts
190,350	Colgate Palmolive India	6,124,490
	Consumer Products in Oral Care
353,739	United Breweries	5,653,091
	Indian Brewer
730,342	Bharti Infratel	4,493,066
	Communications Towers
140,070	Container Corporation of India	3,543,540
	Railway Cargo Services
		48,761,515
	> Indonesia 8.5%
61,839,700	MNC Sky Vision (a)	7,803,863
	Satellite Pay TV Operator in Indonesia
4,248,600	Matahari Department Store	6,389,108
	Department Store Chain in Indonesia
11,800,000	Link Net (a)	5,392,352
	Fixed Broadband & CATV Service Provider
2,300,000	Mayora Indah	5,078,375
	Consumer Branded Food Manufacturer
6,744,300	Tower Bersama Infrastructure	4,887,361
	Communications Towers
82,889,190	Ace Indonesia	4,657,585
	Home Improvement Retailer
66,827,700	Arwana Citramulia	4,139,995
	Ceramic Tiles for Home Decoration
		38,348,639
	> Philippines 5.6%
41,313,300	Melco Crown (Philippines) Resorts (a)(c)	8,463,391
	Integrated Resort Operator in Manila
56,400,000	RFM Corporation	6,677,236
	Flour, Bread, Pasta & Ice Cream Manufacturer/Distributor in the Philippines
5,613,200	Puregold Price Club	5,215,288
	Supermarket Operator in the Philippines
2,636,090	Robinsons Retail Holdings	4,953,726
	Multi-format Retailer in the Philippines
		25,309,641
	> Korea 4.3%
256,088	Koh Young Technology	10,252,917
	Inspection Systems for Printed Circuit Boards
421,000	The Basic House (a)	5,868,287
	Casual & Formal Apparel in China
98,149	Grand Korea Leisure	3,341,148
	'Foreigner Only' Casino Group in Korea
		19,462,352
	> Hong Kong 4.1%
5,817,000	Melco International	9,788,675
	Macau Casino Operator
3,698,000	Vitasoy International	5,781,218
	Hong Kong Soy Food Brand

Number of Shares		Value
	> Hong Kong—continued
5,583,799	Sa Sa International (c)	$2,729,928
	Cosmetics Retailer
		18,299,821
	> Thailand 3.6%
3,737,700	Robinson Department Store	5,454,294
	Department Store Operator in Thailand
10,016,800	Samui Airport Property Fund	5,294,682
	Thai Airport Operator
21,126,235	Home Product Center	5,291,298
	Home Improvement Retailer
		16,040,274
	> Malaysia 2.0%
12,777,900	7-Eleven Malaysia Holdings	5,520,357
	Exclusive 7-Eleven Franchisor for Malaysia
4,006,700	Aeon	3,198,692
	Shopping Center & Department Store Operator
114,500	Astro Malaysia Holdings	98,773
	Largest Pay TV Operator in Malaysia
		8,817,822
	> Cambodia 1.7%
11,570,000	Nagacorp	7,681,991
	Casino & Entertainment Complex in Cambodia
	> Japan 1.3%
310,760	Kansai Paint	5,655,759
	Paint Producer in Japan, India, China & Southeast Asia
	> Singapore 1.1%
1,829,000	Petra Foods	5,089,850
	Chocolate Manufacturer in Southeast Asia
Asia: Total		294,921,290
Europe 11.9%
	> United Kingdom 3.0%
10,175,965	Cable and Wireless	9,176,568
	Telecommunications Service Provider in the Caribbean
580,790	PureCircle (a)(c)	4,458,490
	Natural Sweeteners
		13,635,058
	> Kazakhstan 2.1%
1,268,483	Halyk Savings Bank of Kazakhstan - GDR	9,374,090
	Retail Bank & Insurer in Kazakhstan
	> Sweden 1.6%
207,455	Hexagon	7,365,708
	Design, Measurement & Visualization Software & Equipment
	> France 1.5%
200,000	Eutelsat	6,634,251
	Fixed Satellite Services
Number of Shares		Value
	> Spain 1.5%
1,148,390	Prosegur	$6,539,914
	Security Guards
	> Finland 1.2%
290,000	Tikkurila	5,530,066
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
	> Italy 1.0%
270,882	Pirelli	4,483,836
	Global Tire Supplier
Europe: Total		53,562,923
Latin America 10.3%
	> Brazil 3.7%
677,970	Localiza Rent A Car	7,770,564
	Car Rental
1,430,100	Odontoprev	4,906,580
	Dental Insurance
280,000	Linx	4,084,786
	Retail Management Software in Brazil
335,646	Beadell Resources	65,598
	Gold Mining in Brazil
		16,827,528
	> Mexico 3.2%
40,525	Grupo Aeroportuario del Sureste - ADR (a)	5,447,370
	Mexican Airport Operator
2,500,000	Qualitas (a)	4,523,552
	Auto Insurer in Mexico & Central America
2,747,000	Hoteles City Express (a)	4,178,084
	Leading Budget Hotel Operator in Mexico
		14,149,006
	> Chile 1.8%
1,943,078	Forus	8,010,335
	Multi-brand Latin American Wholesaler & Retailer
	> Colombia 1.6%
6,047,782	Isagen	7,094,514
	Colombian Electricity Provider
Latin America: Total		46,081,383
Other Countries 9.3%
	> South Africa 7.1%
1,955,513	Coronation Fund Managers	15,806,352
	South African Fund Manager
2,599,148	Rand Merchant Insurance	9,897,360
	Directly Sold Property & Casualty Insurance; Holdings in other Insurers
288,041	Mr. Price	6,160,654
	South African Retailer of Apparel, Household & Sporting Goods
		31,864,366
	> United States 1.2%
171,094	Bladex	5,610,172
	Latin American Trade Financing House

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Egypt 1.0%
593,000	Commercial International Bank of Egypt	$4,371,369
	Leading Private Universal Bank in Egypt
Other Countries: Total		41,845,907
Total Equities: 97.1% (Cost: $423,179,204)		436,411,503	(d)
Short-Term Investments 2.3%
10,363,888	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	10,363,888
Total Short-Term Investments: 2.3% (Cost: $10,363,888)		10,363,888
Number of Shares		Value
Securities Lending Collateral 0.6%
2,592,411	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (e)	$2,592,411
Total Securities Lending Collateral: 0.6% (Cost: $2,592,411)		2,592,411
Total Investments: 100.0% (Cost: $436,135,503)(f)		449,367,802	(g)
Obligation to Return Collateral for Securities Loaned: (0.6)%		(2,592,411)
Cash and Other Assets Less Liabilities: 0.6%		2,533,169
Net Assets: 100.0%		$449,308,560

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  Illiquid security.

(c)  All or a portion of this security was on loan at March 31, 2015. The total market value of securities on loan at March 31, 2015 was $2,402,594.

(d)  On March 31, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Hong Kong Dollar	$64,076,922	14.3
Taiwan Dollar	50,768,556	11.3
Indian Rupee	48,761,515	10.9
Indonesian Rupiah	38,348,639	8.5
U.S. Dollar	33,021,593	7.3
South African Rand	31,864,366	7.1
Philippines Peso	25,309,641	5.6
Euro	23,188,067	5.2
Other currencies less than 5% of total net assets	121,072,204	26.9
Total Equities	$436,411,503	97.1

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At March 31, 2015, for federal income tax purposes, the cost of investments was approximately $436,135,503 and net unrealized appreciation was $13,232,299 consisting of gross unrealized appreciation of $57,882,801 and gross unrealized depreciation of $44,650,502.

(g)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2014.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

> Notes to Statement of Investments

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$12,589,960	$275,994,097	$6,337,233	$294,921,290
Europe	-	53,562,923	-	53,562,923
Latin America	46,015,785	65,598	-	46,081,383
Other Countries	5,610,172	36,235,735	-	41,845,907
Total Equities	64,215,917	365,858,353	6,337,233	436,411,503
Total Short-Term Investments	10,363,888	-	-	10,363,888
Total Securities Lending Collateral	2,592,411	-	-	2,592,411
Total Investments	$77,172,216	$365,858,353	$6,337,233	$449,367,802

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$-	$7,949,312	$7,949,312	$-

  There were no transfers of financial assets between levels 1 and 2 during the period. Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  The following table reconciles asset balances for the period ending March 31, 2015, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2015
Equities
Asia	$-	$-	$(1,612,079)	$-	$-	$7,949,312	$-	$6,337,233

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at March 31, 2015, which were valued using significant unobservable inputs (Level 3), amounted to $1,612,079.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at March 31, 2015	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities
Asia	$6,337,233	Market comparable companies	Discount for lack of marketability	10%

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities or indicies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At March 31, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Consumer Goods & Services
Retail	$76,395,243	17.0
Food & Beverage	32,738,260	7.3
Casinos & Gaming	29,275,205	6.5
Travel	11,948,647	2.6
Consumer Goods Distribution	6,124,490	1.4
Apparel	5,868,288	1.3
Other Durable Goods	4,483,836	1.0
	166,833,969	37.1
> Information
Instrumentation	15,342,349	3.4
Satellite Broadcasting & Services	14,536,887	3.2
Entertainment Programming	13,230,863	3.0
Business Software	11,450,495	2.5
Mobile Communications	9,380,427	2.1
Telephone & Data Services	9,176,568	2.0
Computer Hardware & Related Equipment	8,554,575	1.9
Internet Related	7,897,580	1.8
Cable TV	5,392,352	1.2
Semiconductors & Related Equipment	4,776,686	1.1
Telecommunications Equipment	4,728,239	1.1
	104,467,021	23.3
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	29,161,089	6.5
Other Industrial Services	8,554,109	1.9
Machinery	7,162,357	1.6
Outsourcing Services	6,539,914	1.4
Waste Management	5,246,275	1.2
	56,663,744	12.6
> Finance
Banks	19,355,631	4.3
Insurance	19,327,491	4.3
Brokerage & Money Management	15,806,352	3.5
	54,489,474	12.1
> Health Care
Pharmaceuticals	16,012,153	3.6
Medical Supplies	10,896,654	2.4
	26,908,807	6.0
	Value	Percentage of Net Assets
> Other Industries
Transportation	$14,285,593	3.2
Regulated Utilities	7,094,513	1.6
	21,380,106	4.8
> Energy & Minerals
Oil Refining, Marketing & Distribution	5,602,784	1.2
Mining	65,598	0.0	*
	5,668,382	1.2
Total Equities:	436,411,503	97.1
Short-Term Investments:	10,363,888	2.3
Securities Lending Collateral:	2,592,411	0.6
Total Investments:	449,367,802	100.0
Obligation to Return Collateral for Securities Loaned:	(2,592,411)	(0.6)
Cash and Other Assets Less Liabilities:	2,533,169	0.6
Net Assets:	$449,308,560	100.0

*  Rounds to zero.

COLUMBIA ACORN EUROPEAN FUNDSM

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED)

	Number of Shares
	12/31/14	3/31/15
Purchases
Europe
> United Kingdom
Abcam	61,730	63,970
Aggreko	16,633	26,960
AVEVA	16,930	18,550
Babcock International	45,240	56,990
Cable and Wireless	505,313	950,000
Cambian	145,820	199,280
Charles Taylor	188,030	241,240
Dialight	31,910	55,260
Elementis	89,680	95,860
Fidessa Group	10,300	18,470
Halfords	49,530	76,159
Polypipe	100,890	101,620
PureCircle	42,232	53,548
RPS Group	101,810	120,090
WH Smith	32,210	32,710
Whitbread	5,575	7,954
> France
Bonduelle	15,320	15,690
Eutelsat	12,505	18,960
Hi-Media	123,020	174,500
> Germany
Aurelius	22,450	23,640
Elringklinger	12,580	13,410
MTU Aero Engines	4,410	7,000
Wirecard	14,240	14,360
> Sweden
Hexagon	18,910	21,733
Mekonomen	16,400	18,960
Modern Times Group	0	16,160
Recipharm	28,950	29,580
Sweco	31,870	41,270
Unibet	7,351	11,851
> Spain
Distribuidora Internacional de Alimentación	123,060	169,200
Prosegur	100,660	109,950
Viscofan	10,000	10,430
> Netherlands
Arcadis	11,819	12,819
Brunel	16,071	27,271
Core Labs	1,960	3,920
Gemalto	4,760	5,490
	Number of Shares
	12/31/14	3/31/15
> Finland
Konecranes	12,580	15,240
Munksjo	63,850	68,380
Sponda	101,200	123,070
Tikkurila	25,341	28,801
> Switzerland
Geberit	2,290	2,740
> Norway
Atea	32,400	36,180
Orkla	58,530	70,370
> Belgium
EVS Broadcast Equipment	10,920	11,070

	Number of Shares
	12/31/14	3/31/15
Sales
Europe
> United Kingdom
Jardine Lloyd Thompson Group	40,000	38,560
Rightmove	11,210	9,670
Spirax Sarco	21,120	20,450
> France
Eurofins Scientific	2,390	1,540
> Germany
NORMA Group	16,790	16,360
Telefonica Deutschland	80,330	70,780
> Sweden
Swedish Match	19,320	17,970
> Netherlands
Aalberts Industries	26,960	26,330
> Switzerland
INFICON	1,250	1,150
Partners Group	3,570	3,250
> Norway
Subsea 7	33,440	0
> Italy
Pirelli	29,520	24,990
> Denmark
Jyske Bank	7,260	0

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2015

Number of Shares		Value
		Equities: 96.8%
Europe 96.8%
	> United Kingdom 34.9%
1,667,855	Assura	$1,540,125
	UK Primary Health Care Property Developer
20,450	Spirax Sarco	1,034,045
	Steam Systems for Manufacturing & Process Industries
241,240	Charles Taylor	797,123
96,338	Charles Taylor - Rights	95,034
	Insurance Services
950,000	Cable and Wireless	856,699
	Telecommunications Service Provider in the Caribbean
56,990	Babcock International	831,362
	Public Sector Outsourcer
199,280	Cambian (a)	688,776
	Mental Health Facilities & Programs
32,710	WH Smith	628,502
	Newsprint, Books & General Stationery Retailer
55,260	Dialight	622,288
	LED Products for Hazardous & Industrial Environments
7,954	Whitbread	617,627
	UK Hotelier & Coffee Shop
26,960	Aggreko	609,849
	Temporary Power & Temperature Control Services
18,470	Fidessa Group	604,409
	Software for Financial Trading Systems
38,560	Jardine Lloyd Thompson Group	598,883
	International Business Insurance Broker
76,159	Halfords	518,505
	UK Retailer of Leisure Goods & Auto Parts
225,231	Connect Group	515,361
	Newspaper & Magazine Distributor
92,240	Ocado (a)	480,689
	Online Grocery Retailer
63,970	Abcam	459,493
	Online Sales of Antibodies
37,830	Domino's Pizza UK & Ireland	434,974
	Pizza Delivery in the UK, Ireland & Germany
9,670	Rightmove	428,997
	Internet Real Estate Listings
101,620	Polypipe	415,258
	Manufacturer of Plastic Piping & Fittings
95,860	Elementis	411,753
	Specialty Chemicals
53,548	PureCircle (a)(b)	411,066
	Natural Sweeteners
39,570	Halma	408,853
	Health & Safety Sensor Technology
18,550	AVEVA	405,492
	Engineering Software
120,090	RPS Group	401,353
	Consultant Specializing in Energy, Water, Urban Planning, Health & Safety
		14,816,516
Number of Shares		Value
	> France 10.8%
16,720	Neopost	$919,584
	Postage Meter Machines
18,960	Eutelsat	628,927
	Fixed Satellite Services
14,480	Cegedim (a)	490,443
	Medical Market Research/IT Services
12,681	Saft	463,448
	Niche Battery Manufacturer
2,690	Norbert Dentressangle	455,243
	European Logistics & Transport Group
1,540	Eurofins Scientific	414,488
	Food, Pharmaceuticals & Materials Screening & Testing
174,500	Hi-Media (a)(b)	412,789
	Online Advertiser in Europe
12,613	AKKA Technologies	407,000
	Engineering Consultancy
15,690	Bonduelle	404,917
	Producer of Canned, Deep-frozen & Fresh Vegetables
		4,596,839
	> Germany 10.2%
23,640	Aurelius	987,252
	European Turnaround Investor
16,360	NORMA Group	821,386
	Clamps for Automotive & Industrial Applications
7,000	MTU Aero Engines	685,785
	Airplane Engine Components & Services
14,360	Wirecard	605,205
	Online Payment Processing & Risk Management
70,780	Telefonica Deutschland	407,015
	Mobile & Fixed-line Communications in Germany
13,410	Elringklinger	402,039
	Automobile Components
1,200	Rational	401,115
	Commercial Ovens
		4,309,797
	> Sweden 9.7%
21,733	Hexagon	771,632
	Design, Measurement & Visualization Software & Equipment
11,851	Unibet	650,198
	European Online Gaming Operator
29,580	Recipharm (a)	630,264
	Contract Development Manufacturing Organization
41,270	Sweco	529,562
	Engineering Consultants
17,970	Swedish Match	528,366
	Swedish Snus
18,960	Mekonomen	500,851
	Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service
16,160	Modern Times Group	494,880
	Leading Nordic TV Broadcaster
90	Trelleborg	1,780
	Manufacturer of Sealing, Dampening & Protective Solutions for Industry
		4,107,533

Number of Shares		Value
	> Spain 7.2%
169,200	Distribuidora Internacional de Alimentación	$1,320,431
	Discount Retailer in Spain & Latin America
10,430	Viscofan	637,258
	Sausage Casings Maker
109,950	Prosegur	626,149
	Security Guards
10,370	Bolsas y Mercados Españoles	461,809
	Spanish Stock Markets
		3,045,647
	> Netherlands 6.1%
26,330	Aalberts Industries	828,670
	Flow Control & Heat Treatment
27,271	Brunel	521,651
	Temporary Specialist & Energy Staffing
5,490	Gemalto	437,434
	Digital Security Solutions
12,819	Arcadis	411,681
	Engineering Consultants
3,920	Core Labs	409,601
	Oil & Gas Reservoir Consulting
		2,609,037
	> Finland 5.7%
58,000	Munksjo (a)	738,396
10,380	Munksjo (a)(c)	130,169
	Specialty Paper Maker
28,801	Tikkurila	549,212
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
123,070	Sponda	528,122
	Office, Retail & Logistics Properties
15,240	Konecranes	480,228
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
		2,426,127
	> Switzerland 5.7%
2,740	Geberit	1,025,351
	Plumbing Supplies
3,250	Partners Group	968,914
	Private Markets Asset Management
1,150	INFICON	410,925
	Gas Detection Instruments
		2,405,190
	> Norway 2.2%
70,370	Orkla	531,105
	Food & Brands, Aluminum, Chemicals Conglomerate
36,180	Atea	407,579
	Nordic IT Hardware/Software Reseller & Integrator
		938,684
Number of Shares		Value
	> Italy 2.1%
10,240	Industria Macchine Automatiche	$481,787
	Food & Drugs Packaging & Machinery
24,990	Pirelli	413,653
	Global Tire Supplier
		895,440
	> Denmark 1.2%
15,490	SimCorp	508,260
	Software for Investment Managers
	> Belgium 1.0%
11,070	EVS Broadcast Equipment	412,023
	Digital Live Mobile Production Software & Systems
Europe: Total		41,071,093
Total Equities: 96.8% (Cost: $38,774,821)		41,071,093	(d)
Short-Term Investments 6.9%
2,906,561	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	2,906,561
Total Short-Term Investments: 6.9% (Cost: $2,906,561)		2,906,561
Securities Lending Collateral 0.1%
63,226	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (e)	63,226
Total Securities Lending Collateral: 0.1% (Cost: $63,226)		63,226
Total Investments: 103.8% (Cost: $41,744,608)(f)		44,040,880	(g)
Obligation to Return Collateral for Securities Loaned: (0.1)%		(63,226)
Cash and Other Assets Less Liabilities: (3.7)%		(1,540,972)
Net Assets: 100.0%		$42,436,682

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2015. The total market value of securities on loan at March 31, 2015 was $59,874.

(c)  Security is traded on a Swedish exchange.

(d)  On March 31, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$17,755,139	41.8
British Pound	14,816,516	34.9
Swedish Krona	4,237,703	10.0
Swiss Franc	2,405,190	5.7
Other currencies less than 5% of total net assets	1,856,545	4.4
Total Equities	$41,071,093	96.8

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At March 31, 2015, for federal income tax purposes, the cost of investments was approximately $41,744,608 and net unrealized appreciation was $2,296,272 consisting of gross unrealized appreciation of $4,477,741 and gross unrealized depreciation of $2,181,469.

(g)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2014.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of March 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$409,601	$40,661,492	$-	$41,071,093
Total Equities	409,601	40,661,492	-	41,071,093
Total Short-Term Investments	2,906,561	-	-	2,906,561
Total Securities Lending Collateral	63,226	-	-	63,226
Total Investments	$3,379,388	$40,661,492	$-	$44,040,880

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

COLUMBIA ACORN EUROPEAN FUNDSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At March 31, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Machinery	$4,549,071	10.7
Other Industrial Services	3,052,717	7.2
Outsourcing Services	2,386,163	5.6
Conglomerates	2,347,027	5.5
Industrial Materials & Specialty Chemicals	2,233,349	5.3
Construction	1,440,609	3.4
Electrical Components	1,085,736	2.6
	17,094,672	40.3
> Information
Business Software	2,289,793	5.4
Telephone & Data Services	1,263,714	3.0
Computer Services	898,022	2.1
Computer Hardware & Related Equipment	849,457	2.0
Satellite Broadcasting & Services	628,927	1.5
Financial Processors	605,205	1.4
TV Broadcasting	494,880	1.2
Internet Related	428,998	1.0
Advertising	412,789	1.0
Instrumentation	408,853	0.9
	8,280,638	19.5
> Consumer Goods & Services
Retail	3,448,977	8.1
Food & Beverage	1,981,607	4.7
Restaurants	1,052,601	2.5
Casinos & Gaming	650,198	1.5
Consumer Goods Distribution	515,361	1.2
Other Durable Goods	413,653	1.0
	8,062,397	19.0
> Finance
Insurance	1,491,040	3.5
Brokerage & Money Management	968,914	2.3
Financial Processors	461,809	1.1
	2,921,763	6.9
> Other Industries
Real Estate	2,068,247	4.9
Transportation	455,242	1.0
	2,523,489	5.9
> Health Care
Health Care Services	688,776	1.6
Pharmaceuticals	630,264	1.5
Medical Supplies	459,493	1.1
	1,778,533	4.2
	Value	Percentage of Net Assets
> Energy & Minerals
Mining	$409,601	1.0
	409,601	1.0
Total Equities:	41,071,093	96.8
Short-Term Investments:	2,906,561	6.9
Securities Lending Collateral:	63,226	0.1
Total Investments:	44,040,880	103.8
Obligation to Return Collateral for Securities Loaned:	(63,226)	(0.1)
Cash and Other Assets Less Liabilities:	(1,540,972)	(3.7)
Net Assets:	$42,436,682	100.0

COLUMBIA ACORN FAMILY OF FUNDS EXPENSE INFORMATION

as of 3/31/15

Columbia Acorn® Fund	Class A	Class B(a)	Class C	Class I	Class R	Class R4	Class R5	Class Y	Class Z
Management Fees	0.64%	0.64%	0.64%	0.64%		0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.19%	0.47%	0.15%	0.07%		0.18%	0.12%	0.07%	0.16%
Net Expense Ratio	1.08%	1.86%	1.79%	0.71%		0.82%	0.76%	0.71%	0.80%
Columbia Acorn International®
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.22%	0.55%	0.21%	0.09%	0.35%	0.29%	0.14%	0.09%	0.18%
Net Expense Ratio	1.23%	2.06%	1.97%	0.85%	1.61%	1.05%	0.90%	0.85%	0.94%
Columbia Acorn USA®
Management Fees	0.87%	0.87%	0.87%	0.87%		0.87%	0.87%	0.87%	0.87%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.22%	0.85%	0.14%	0.05%		0.22%	0.13%	0.08%	0.21%
Net Expense Ratio	1.34%	2.47%	2.01%	0.92%		1.09%	1.00%	0.95%	1.08%
Columbia Acorn International SelectSM
Management Fees	0.94%	0.94%	0.94%	0.94%		0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.33%	0.51%	0.34%	0.26%		0.30%	0.23%	0.17%	0.26%
Net Expense Ratio	1.52%	2.20%	2.28%	1.20%		1.24%	1.17%	1.11%	1.20%
Columbia Acorn SelectSM
Management Fees	0.85%	0.85%	0.85%	0.85%		0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.23%	0.50%	0.21%	0.10%		0.25%	0.16%	0.11%	0.21%
Net Expense Ratio	1.33%	2.10%	2.06%	0.95%		1.10%	1.01%	0.96%	1.06%
Columbia Thermostat FundSM
Management Fees	0.10%	0.10%	0.10%			0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%			0.00%	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.15%	0.15%			0.15%	0.13%	0.08%	0.14%
Net Expense Ratio(b)	0.50%	1.00%	1.25%			0.25%	0.23%	0.18%	0.24%
Columbia Acorn Emerging Markets FundSM(c)
Management Fees	1.05%		1.05%	1.05%		1.05%	1.05%	1.05%	1.05%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.30%		0.31%	0.22%		0.26%	0.23%	0.16%	0.30%
Net Expense Ratio	1.60%		2.36%	1.27%		1.31%	1.28%	1.21%	1.35%
Columbia Acorn European FundSM
Management Fees	1.19%		1.19%	1.19%		1.19%	1.19%		1.19%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%		0.00%
Other Expenses	0.31%		0.31%	0.28%		0.31%	0.33%		0.31%
Net Expense Ratio	1.75%		2.50%	1.47%		1.50%	1.52%		1.50%

    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the three months ended March 31, 2015. The fees and expenses of Columbia Acorn International Select and Columbia Acorn Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to reimburse each Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.37%	1.45%	1.42%	1.37%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.22%	1.35%	1.27%	1.22%	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM on 30 days' notice.

    The fees and expenses of Columbia Thermostat Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of the Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in underlying portfolio funds), do not exceed annually the rates of 0.50%, 1.00%, 1.25%, 0.25%, 0.23%, 0.18% and 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares, respectively, through April 30, 2015. There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of each Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), of each Fund's Class A, Class C, Class I, Class R4, Class R5, Class Y (if offered) and Class Z shares through April 30, 2015, do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.46%	1.60%	1.51%	1.46%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.47%	1.50%	1.52%	—	1.50%

    There is no guarantee that these arrangements will continue thereafter.

    The fees and expenses of Columbia Acorn International include the effect of the voluntary undertaking by CMIS to waive a portion of total annual Fund operating expenses attributable to transfer agency expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively.

(a)    The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Acorn Family of Funds.

(b)    Does not include estimated fees and expenses of 0.51% incurred by the Fund from the underlying portfolio funds in which it invests.

(c)    Effective July 11, 2014, Columbia Acorn Emerging Markets Fund is closed to most new investors and new accounts, except as described in the Fund's prospectus, dated May 1, 2014, as supplemented June 12, 2014.

COLUMBIA ACORN FAMILY OF FUNDS

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Maureen M. Culhane

P. Zachary Egan

Margaret M. Eisen

Thomas M. Goldstein

John C. Heaton

Charles R. Phillips

David J. Rudis

Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan

President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

William J. Doyle

Vice President

David L. Frank

Vice President

Fritz Kaegi

Vice President

John M. Kunka

Treasurer and Principal Accounting and Financial Officer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Charles P. McQuaid

Vice President

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at columbiathreadneedle.com/us under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at columbiathreadneedle.com/us approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about the funds, visit columbiathreadneedle.com/us. Read the prospectus carefully before investing.

Columbia Acorn Family of Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our website at:

columbiathreadneedle.com/us

Our e-mail address is:

serviceinquiries@columbiathreadneedle.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

First Quarter Report, March 31, 2015
225 Franklin Street, Boston, MA 02110

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: columbiathreadneedle.com/us

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

800.345.6611 columbiathreadneedle.com/us

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